--------------------------------------------------------------------------------

[BEAR STEARNS LOGO]              April 23, 2001            [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------

                                 CMBS NEW ISSUE
                              COLLATERAL TERM SHEET

                        --------------------------------

                                  $912,210,000
                                  (APPROXIMATE)

                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                                  AS DEPOSITOR

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                        PRINCIPAL COMMERCIAL FUNDING, LLC
                           BEAR, STEARNS FUNDING, INC.
                MORGAN STANLEY DEAN WITTER MORTGAGE CAPITAL INC.
                     JOHN HANCOCK REAL ESTATE FINANCE, INC.
                            AS MORTGAGE LOAN SELLERS

                        --------------------------------

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

                        --------------------------------

BEAR, STEARNS & CO. INC.                                          MORGAN STANLEY
CO-LEAD BOOKRUNNING MANAGER                          CO-LEAD BOOKRUNNING MANAGER
GOLDMAN, SACHS & CO.                         WELLS FARGO BROKERAGE SERVICES, LLC
CO-MANAGER                                                            CO-MANAGER

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

TRANSACTION FEATURES

>>   Sellers:

--------------------------------------------------------------------------------
                                                NO. OF   CUT-OFF DATE     % OF
SELLERS                                          LOANS    BALANCE ($)     POOL
--------------------------------------------------------------------------------
 Wells Fargo Bank, National Association           55      308,520,335     30.7
 Principal Commercial Funding, LLC                30      226,177,454     22.5
 Bear, Stearns Funding, Inc.                      22      197,388,236     19.6
 Morgan Stanley Dean Witter Mortgage Capital Inc. 23      197,014,603     19.6
 John Hancock Real Estate Finance, Inc.           10       77,475,929      7.7
--------------------------------------------------------------------------------
 TOTAL:                                          140    1,006,576,558    100.0
--------------------------------------------------------------------------------

>>   Loan Pool:

     o    Average Cut-off Date Balance: $7,189,833

     o    Largest Mortgage Loan by Cut-off Date Balance: $55,000,000

     o Five largest and ten largest loans: 20.4% and 30.1% of pool, respectively

>>   Credit Statistics:

     o    Weighted average debt service coverage ratio of 1.60x

     o Weighted average current loan-to-value ratio of 60.3%; weighted average balloon loan-to-value ratio of 50.6%

>>   Property Types:

                                   [PIE CHART]

                     Office                          29.3%
                     Industrial                      24.4%
                     Retail                          21.8%
                     Multifamily                     10.8%
                     Hospitalility                    9.6%
                     Manufactured Housing Community   2.9%
                     Self Storage                     1.2%

>>   Call Protection: (as applicable)

     o 83.7% of the pool (123 loans) have a lockout period ranging from 24 to 69 payments from origination, then defeasance provisions.

     o 6.1% of the pool (9 loans) have a lockout period ranging from 36 to 84 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%.

     o 3.7% of the pool (3 loans) permit voluntary prepayment at any time with the greater of yield maintenance and a prepayment premium of 1.0%.

     o 2.4% of the pool (1 loan) has a lockout period of 35 payments from origination then the greater of yield maintenance and a prepayment premium of 1.0% then yield maintenance.

     o 1.9% of the pool (2 loans) have a lockout period ranging from 27 to 28 payments from origination then permit defeasance or voluntary prepayment with the greater of yield maintenance and a prepayment premium of 1.0%.

     o 1.4% of the pool (1 loan) has a lockout period of 24 payments from origination, then yield maintenance.

     o 0.8% of the pool (1 loan) permits voluntary prepayment at any time with the greater of yield maintenance and a prepayment premium of 1.0% and also permits the borrower to defease the loan two years following the date of the issuance of the Certificates.

>> Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Trustee in addition to detailed payment and delinquency information. Information provided by the Trustee is expected to be available at www.lnbabs.com. Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicer through the Paying Agent's website at www.ctslink.com.

>> Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.

>> Lehman Aggregate Bond Index: It is expected that this transaction will be included in the Lehman Aggregate Bond Index.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

OFFERED CERTIFICATES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CERTIFICATE
           INITIAL                                                                       EXPECTED FINAL     INITIAL      PRINCIPAL
         CERTIFICATE      SUBORDINATION        RATINGS        AVERAGE      PRINCIPAL      DISTRIBUTION   PASS-THROUGH     TO VALUE
CLASS    BALANCE(1)           LEVELS         (FITCH/S&P)     LIFE(2)(3)   WINDOW(2)(4)       DATE(2)        RATE(5)       RATIO(6)
------------------------------------------------------------------------------------------------------------------------------------
A-1     $325,867,000          15.000%         AAA / AAA         5.70        1 - 112          9/15/10          TBD           51.3%
------------------------------------------------------------------------------------------------------------------------------------
A-2     $529,723,000          15.000%         AAA / AAA         9.71       112 - 119         4/15/11          TBD           51.3%
------------------------------------------------------------------------------------------------------------------------------------
B        $26,422,000          12.375%          AA / AA          9.93       119 - 119         4/15/11          TBD           52.9%
------------------------------------------------------------------------------------------------------------------------------------
C        $30,198,000           9.375%           A / A           9.93       119 - 119         4/15/11          TBD           54.7%
------------------------------------------------------------------------------------------------------------------------------------

PRIVATE CERTIFICATES (7)

------------------------------------------------------------------------------------------------------------------------------------
            INITIAL
          CERTIFICATE                                                                                                   CERTIFICATE
          BALANCE OR                                                                    EXPECTED FINAL     INITIAL       PRINCIPAL
           NOTIONAL        SUBORDINATION       RATINGS        AVERAGE      PRINCIPAL     DISTRIBUTION    PASS-THROUGH     TO VALUE
CLASS      AMOUNT(1)          LEVELS         (FITCH/S&P)     LIFE(2)(3)  WINDOW(2)(4)       DATE(2)        RATE(5)        RATIO(6)
------------------------------------------------------------------------------------------------------------------------------------
X-1    $1,006,576,558 (8)         ---         AAA / AAA          ---          ---             ---       Variable Rate       ---
------------------------------------------------------------------------------------------------------------------------------------
X-2        $[TBD] (8)             ---         AAA / AAA          ---          ---             ---       Variable Rate       ---
------------------------------------------------------------------------------------------------------------------------------------
D         $10,065,000          8.375%          A- / A-          9.97       119 - 120        5/15/11          TBD           55.3%
------------------------------------------------------------------------------------------------------------------------------------
E         $23,906,000          6.000%         BBB / BBB        10.09       120 - 128        1/15/12          TBD           56.7%
------------------------------------------------------------------------------------------------------------------------------------
F          $8,808,000          5.125%        BBB- / BBB-       11.52       128 - 143        4/15/13          NWAC          57.2%
------------------------------------------------------------------------------------------------------------------------------------
G - N     $51,587,558             ---             ---            ---          ---              ---           TBD            ---
------------------------------------------------------------------------------------------------------------------------------------

Notes:   (1)  As of May 1, 2001. In the case of each such Class, subject to a permitted variance of plus or minus 5%.

         (2) Based on the Structuring Assumptions, assuming 0% CPR, described in the Prospectus Supplement.

         (3)  Average life is expressed in terms of years.

         (4) Principal window is the period (expressed in terms of months and commencing with the month of June 2001) during which distributions of principal are expected to be made to the holders of each designated Class.

         (5) The Class A-1, A-2, B, C, D and E Certificates will accrue interest at a fixed rate. The Class B, C, D and E Certificates will be subject to a NWAC cap. The Class F, X-1 and X-2 Certificates will accrue interest at a variable rate. The Class X-1 and X-2 Certificates will be collectively known as the "Class X Certificates."

         (6) Certificate Principal to Value Ratio is calculated by dividing each Class' Certificate Balance and all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio. The Class A-1 and A-2 Certificate Principal to Value Ratio is calculated based upon the aggregate of the Class A-1 and A-2 Certificate Balances.

         (7)  Certificates to be offered privately pursuant to Rule 144A.

         (8) The Class X-1 Notional Amount is equal to the sum of all Certificate Balances outstanding from time to time. The Class X-2 Notional Amount is equal to the sum of the Certificate Balances of the Class B, Class C, Class D and the deemed Certificate Balance of a component (the "Class A-2B Component") of the Class A-2 Certificates representing an initial Certificate Balance equal to $[TBD], which component is assumed to be entitled to principal distributions only after the deemed Certificate Balance of another component (the "Class A-2A Component"), representing an initial Certificate Balance equal to $[TBD], has been reduced to zero.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

I.  ISSUE CHARACTERISTICS

Issue Type:                       Public: Classes A-1, A-2, B and C (the
                                  "Offered Certificates")

                                  Private (Rule 144A): Classes X-1, X-2, D, E,
                                  F, G, H, J, K, L, M and N

Securities Offered:               $912,210,000 monthly pay, multi-class,
                                  sequential pay commercial mortgage REMIC
                                  Pass-Through Certificates, including four fixed-rate principal and interest classes
                                  (Classes A-1, A-2, B and C)

Sellers: Wells Fargo Bank, National Association, Principal Commercial Funding, LLC, Bear, Stearns Funding, Inc, Morgan Stanley Dean Witter Mortgage Capital Inc. and John Hancock Real Estate Finance, Inc.

Co-lead Bookrunning Managers:     Bear, Stearns & Co. Inc. and Morgan Stanley &
                                  Co. Incorporated

Co-Managers:                      Goldman, Sachs & Co. and Wells Fargo Brokerage
                                  Services, LLC

Master Servicer:                  Wells Fargo Bank, National Association

Primary Servicers:                Principal Capital Management, LLC and John
                                  Hancock Real Estate Finance, Inc. (with
                                  respect to the individual loans respectively sold by them); Wells Fargo Bank, National
                                  Association (with respect to the individual loans sold by it and by Bear, Stearns Funding, Inc. (other than the Westin River North Loan) and Morgan Stanley Dean Witter Mortgage
                                  Capital Inc.). With respect to the Westin
                                  River North Loan, it is expected that an affiliate of the holder of the subordinate note will act as servicer.

Special Servicer:                 GMAC Commercial Mortgage Corporation

Trustee:                          LaSalle Bank National Association

Paying Agent and Registrar:       Wells Fargo Bank Minnesota, National
                                  Association

Cut-Off Date:                     May 1, 2001

Expected Closing Date:            On or about May 10, 2001

Distribution Dates:               The 15th of each month, commencing in June
                                  2001 (or if the 15th is not a business day, the next succeeding business day)

Minimum Denominations:            $25,000 for the Class A-1 and A-2 Certificates
                                  and $100,000 for all other Offered
                                  Certificates and in multiples of $1 thereafter

Settlement Terms:                 DTC, Euroclear and Clearstream, same day
                                  funds, with accrued interest

Legal/Regulatory Status:          Classes A-1, A-2, B, and C are expected to be
                                  eligible for exemptive relief under ERISA. No
                                  Class of Certificates is SMMEA eligible.

Risk Factors:                     THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY
                                  NOT BE SUITABLE FOR ALL INVESTORS. SEE THE
                                  "RISK FACTORS" SECTION OF THE PROSPECTUS
                                  SUPPLEMENT AND THE "RISK FACTORS" SECTION OF
                                  THE PROSPECTUS

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

II. STRUCTURE CHARACTERISTICS

The Class A-1, A-2, B, C, D and E Certificates are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class B, C, D and E Certificates will be subject to a NWAC cap. The Class F, X-1 and X-2 Certificates will accrue interest at a variable rate. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.



                               [GRAPHIC OMITTED]


                  Class X-1, X-2(1)
Class A-1         AAA/AAA            $325.9MM       Class X-1
                   [TBD]%                           Class X-2 through [May 2008]
                                                    Class X-1 after [May 2008]
Class A-2         AAA/AAA            $529.7MM
                   [TBD]%

Class B            AA/AA              $26.4MM
                   [TBD]%

Class C             A/A               $30.2MM
                   [TBD]%

Class D             A-/A-             $10.1MM
                   [TBD]%

Class E           BBB/BBB             $23.9MM
                   [TBD]%

Class F           BBB-/BBB-            $8.8MM
                   [TBD]%

Classes G-N       BB+ to NR           $51.6MM
                   [TBD]%

                NR = Not Rated




(1) The Notional Amount of the Class X-1 Certificates will be equal to the aggregate of the certificate balances of the classes of Principal Balance Certificates outstanding from time to time. The Notional Amount of the Class X-2 Certificates at any time on or before the Distribution Date occurring in [May 2008] will be an amount equal to the aggregate of the Component Balance (as defined herein) of the Class A-2B Component (as defined herein) and the certificate balances of the Class B, Class C and Class D Certificates outstanding from time to time. After such Distribution Date, the Notional Amount of the Class X-2 Certificates will be equal to zero. The aggregate certificate balance of the Class A-2 Certificates will be deemed to consist of two components (each a "Component"), each having the same "Pass-Through Rate" as the Class A-2 Certificates. One of the Components (the "Class A-2A Component") will have a balance (a "Component Balance") initially equal to $[TBD], which amount will be deemed reduced by the amount of all distributions of principal made to the Class A-2 Certificates until such Component Balance is reduced to zero. The other Component (the "Class A-2B Component") will have a Component Balance equal to $[TBD] which, following the reduction of the Component Balance of the Class A-2A Component to zero, will be deemed reduced by the amount of all subsequent distributions in reduction of the aggregate certificate balance of the Class A-2 Certificates until the Component Balance of the Class A-2B Component (and the aggregate certificate balance of the Class A-2 Certificates) has been reduced to zero.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

Class X-1 and X-2 Pass-Through       The Pass-Through Rate applicable to the
Rates:                               Class X-1 Certificates for each
                                     Distribution Date subsequent to the initial
                                     Distribution Date will, in general, equal the weighted average of the Class X-1 Strip
                                     Rates for the respective classes of
                                     Principal Balance Certificates (or, in the case of the Class A-2 Certificates, the Class A-2A and Class A-2B Components thereof) for such Distribution Date
                                     (weighted on the basis of the respective certificate balances of such classes of Certificates or the Component Balances of such Components outstanding immediately prior to such Distribution Date). The
                                     "Class X-1 Strip Rate" in respect of any class of Principal Balance Certificates
                                     (or, in the case of the Class A-2
                                     Certificates, the Class A-2A Component or the Class A-2B Component) for any Distribution Date will, in general, equal
                                     (i) the Weighted Average Net Mortgage Rate for such Distribution Date minus (ii) (x) in the case of the Class A-1, Class E, Class F, Class G, Class H, Class J, Class
                                     K, Class L, Class M and Class N
                                     Certificates and the Class A-2A Component, the Pass-Through Rate for such class of Certificates or such Component and (y) in the case of the Class A-2B Component and the Class B, Class C and Class D
                                     Certificates (I) for any Distribution Date occurring on or before [May 2008], the rate per annum corresponding to such
                                     Distribution Date as set forth in the
                                     Prospectus Supplement and (II) for any
                                     Distribution Date occurring after [May
                                     2008], the Pass-Through Rate for such class of Certificates or such Component (but in no event will any Class X-1 Strip Rate be less than zero).

                                     The Pass-Through Rate applicable to the
                                     Class X-2 Certificates for each
                                     Distribution Date subsequent to the initial
                                     Distribution Date will, until [May 2008], in general, equal the weighted average of the Class X-2 Strip Rates for the Class A-2B Component and the Class B, Class C and Class D Certificates for such Distribution Date (weighted on the basis of the respective certificate balances of such Classes of Certificates or the Component Balance of such Component outstanding immediately prior to such Distribution
                                     Date). The "Class X-2 Strip Rate" in
                                     respect of the Class A-2B Component and the Class B, Class C and Class D Certificates for any Distribution Date will, in general, equal (i) the lesser of (x) the rate per annum corresponding to such Distribution Date as set forth in the Prospectus Supplement and (y) the Weighted Average Net Mortgage Rate for such Distribution Date minus (ii) the Pass-Through Rate for such class of Certificates or such Component for such Distribution Date (but in no event will any Class X-2 Strip Rate be less than zero). The Class X-2 Certificates will be fully retired no later than [May 2008].

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

Prepayment Premium
Allocation:             Any Prepayment Premiums/Yield Maintenance Charge
                        collected with respect to a Mortgage Loan during any particular Collection Period will be distributed to the holders of each Class of Principal Balance Certificates
                        (other than the G through N Certificates) then entitled to distributions of principal on such distribution date
                        (allocable on a pro-rata basis based on principal payments if there is more than one Class of Principal
                        Balance Certificates entitled to a distribution of principal) in an amount equal to the lesser of (a) such Prepayment Premium/Yield Maintenance Charge and (b)
                        Prepayment Premium/Yield Maintenance Charge multiplied by a fraction, the numerator of which is equal to the excess, if any, of the Pass-Through Rate or Rates applicable to the Classes of Principal Balance
                        Certificates then entitled to distributions of principal, over the relevant Discount Rate (as defined in the Prospectus Supplement), and the denominator of which is equal to the excess, if any, of the Mortgage
                        Rate of the Mortgage Loan that prepaid, over the relevant Discount Rate.

                        The portion, if any, of the Prepayment Premium/Yield Maintenance Charge remaining after such payments to the holders of the Principal Balance Certificates will be distributed to the holders of the Class X-1 Certificates.

                        The following is an example of the Prepayment Premium Allocation under (b) above based on the information contained herein and the following assumptions:

                        o    Two Classes of Certificates:  Class A-1 and X-1
                        o The characteristics of the Mortgage Loan being prepaid are as follows:
                             -   Loan Balance:  $10,000,000
                             -   Mortgage Rate:  7.75%
                             -   Maturity Date:  10 years (May 1, 2011)
                        o    The Discount Rate is equal to 5.25%
                        o    The Class A-1 Pass-Through Rate is equal to 6.00%

                                                  CLASS A-1        CLASS X-1
                METHOD                          CERTIFICATES      CERTIFICATES
---------------------------------------------  --------------   ----------------

(Class A-1 Pass-Through Rate - Discount Rate)   (6.00%-5.25%)   (100.00%-30.00%)
---------------------------------------------   -------------
      (Mortgage Rate - Discount Rate)           (7.75%-5.25%)

                                                -------------   ----------------
Prepayment Premium Allocation                   30.00%              70.00%

THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS, PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

III.  SELLERS  Wells Fargo Bank, National Association ("WF")

               The Mortgage Pool includes 55 Mortgage Loans, representing 30.7% of the Initial Pool Balance, that were originated by WF.

               WF is a national banking association and affiliate of Wells Fargo & Company that provides a full range of banking services to individual, agribusiness, real estate, commercial and small business customers. The loans originated by WF were originated through its Capital Markets Group.

               Principal Commercial Funding, LLC ("PCF")

               The Mortgage Pool includes 30 Mortgage Loans, representing 22.5% of the Initial Pool Balance, that were originated by PCF and/or its affiliates.

               PCF is a wholly owned subsidiary of Principal Capital Management, LLC, which is a wholly owned subsidiary of Principal Life Insurance Company. PCF was formed as a Delaware limited liability company to originate and acquire loans secured by commercial and multi-family real estate. Each of the PCF loans was originated and underwritten by PCF and/or its affiliates.

               Bear, Stearns Funding, Inc. ("Bear Stearns")

               The Mortgage Pool includes 22 Mortgage Loans, representing 19.6% of the Initial Pool Balance, that were originated by Bear Stearns and/or its affiliates.

               Bear Stearns originates loans secured by retail, office, industrial, multifamily, self-storage and hotel properties as well as manufactured housing communities located in the United States. Bear Stearns and its affiliates originate and underwrite loans through four offices located throughout the United States. Bear Stearns loan origination and underwriting professionals are all full-time Bear Stearns employees.


               Morgan Stanley Dean Witter Mortgage Capital Inc. ("MSDWMC")

               The Mortgage Pool includes 23 Mortgage Loans, representing 19.6% of the Initial Pool Balance, that were originated by or on behalf of MSDWMC or purchased from a third party.

               MSDWMC is a subsidiary of Morgan Stanley & Co. Incorporated and was formed to originate and purchase mortgage loans secured by commercial and multifamily real estate.

               John Hancock Real Estate Finance, Inc. ("JHREF")

               The Mortgage Pool includes 10 Mortgage Loans, representing 7.7% of the Initial Pool Balance, which were originated by JHREF and/or its affiliates.

               JHREF is a wholly owned subsidiary of John Hancock Subsidiaries, Inc., which, in turn, is a wholly owned subsidiary of John Hancock Life Insurance Company. JHREF was founded in 1982 and is headquartered in Boston, Massachusetts.

               JHREF presently has six offices across the country and a loan servicing center located in Atlanta, Georgia. Certain of the mortgage loans contributed by JHREF were closed by John Hancock Life Insurance Company with the remainder closed by JHREF itself. Both JHREF and John Hancock Life Insurance Company underwrote their mortgage loans at their headquarters in Boston, Massachusetts.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

IV.  COLLATERAL DESCRIPTION

                                                          TEN LARGEST LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    CUT-OFF
                                                                           CUT-OFF      UNITS/   LOAN PER            DATE    BALLOON
NO.        PROPERTY NAME            CITY    STATE    PROPERTY TYPE       DATE BALANCE     SF      UNIT/SF     DSCR    LTV      LTV
------------------------------------------------------------------------------------------------------------------------------------
 1.  Westin River North        Chicago       IL    Hospitality           $55,000,000        424   $129,717    2.31x  45.8%    45.8%
------------------------------------------------------------------------------------------------------------------------------------
 2.  95 Greene Street          Jersey City   NJ    Office                 $41,964,888   300,000       $140    1.75x  58.3%    50.8%
------------------------------------------------------------------------------------------------------------------------------------
 3.  1451-300 M40              Holland       MI    Industrial/Warehouse    $9,380,748   253,750        $29    1.26x  75.1%    67.3%
     4460 44th Street          Kentwood      MI    Industrial/Warehouse    $8,627,068   200,000        $29    1.26x  75.1%    67.3%
     4490 44th Street          Kentwood      MI    Industrial/Warehouse    $5,428,326   231,250        $29    1.26x  75.1%    67.3%
     7900 Logistic Drive       Zeeland       MI    Industrial/Warehouse    $4,680,803   206,250        $29    1.26x  75.1%    67.3%
     7458 Expressway Drive SW  Byron Twsp.   MI    Industrial/Warehouse    $4,667,157   207,200        $29    1.26x  75.1%    67.3%
     4655 Patterson Avenue     Kentwood      MI    Industrial/Warehouse    $4,572,869   184,525        $29    1.26x  75.1%    67.3%
     4633 Patterson Avenue     Kentwood      MI    Industrial/Warehouse    $4,365,530   155,000        $29    1.26x  75.1%    67.3%
                                                                           ----------   -------        ---    -----  -----    -----
                SUBTOTAL:                                                 $41,722,501 1,437,975        $29    1.26x  75.1%    67.3%
------------------------------------------------------------------------------------------------------------------------------------
 4.  Fair Lakes Court North &  Fairfax       VA    Office                 $23,903,689   264,460        $96    1.35x  62.3%    56.2%
     South
     Fair Lakes III            Fairfax       VA    Office                  $7,967,896    74,244        $96    1.35x  62.3%    56.2%
     Fair Lakes IV             Fairfax       VA    Office                  $7,967,896    75,044        $96    1.35x  62.3%    56.2%
                                                                           ----------    ------        ---    -----  -----    -----
                SUBTOTAL:                                                  39,839,481   413,748        $96    1.35x  62.3%    56.2%
------------------------------------------------------------------------------------------------------------------------------------
 5.  The Shops at Riverwoods   Provo         UT    Anchored Retail        $26,478,661   179,073       $148    1.41x  70.6%    61.9%
------------------------------------------------------------------------------------------------------------------------------------
 6.  116 John Street           New York      NY    Office                 $23,981,756   338,586        $71    1.70x  48.0%    42.3%
------------------------------------------------------------------------------------------------------------------------------------
 7.  The Summit at Westchester Valhalla      NY    Office                 $19,985,605   228,920        $87    1.33x  51.6%    46.4%
------------------------------------------------------------------------------------------------------------------------------------
 8.  Mansfield Village         Mansfield     NJ    Multifamily            $17,936,627       812    $22,089    2.00x  48.5%    43.1%
     Apartments
------------------------------------------------------------------------------------------------------------------------------------
 9.  200 Crossing Boulevard    Framingham    MA    Office                 $17,887,058   123,750       $145    1.35x  68.5%    60.9%
------------------------------------------------------------------------------------------------------------------------------------
10.  Princeton Plaza Mall      San Jose      CA    Anchored Retail        $17,692,164   211,684        $84    1.30x  66.1%    59.2%
------------------------------------------------------------------------------------------------------------------------------------
     TOTALS/WEIGHTED AVERAGES                                            $302,488,740                         1.64x  59.2%    53.5%
------------------------------------------------------------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

CUT-OFF DATE BALANCE ($)
------------------------------------------------------------------------------
                                   NO. OF            AGGREGATE
                                 MORTGAGE         CUT-OFF DATE        % OF
                                    LOANS          BALANCE ($)        POOL
------------------------------------------------------------------------------
1 - 1,000,000                          4             3,443,649         0.3
1,000,001 - 2,000,000                 13            21,942,331         2.2
2,000,001 - 3,000,000                 19            48,955,502         4.9
3,000,001 - 4,000,000                 18            63,865,392         6.3
4,000,001 - 5,000,000                 12            56,539,860         5.6
5,000,001 - 6,000,000                 15            79,845,353         7.9
6,000,001 - 7,000,000                 13            85,271,998         8.5
7,000,001 - 8,000,000                  7            51,692,742         5.1
8,000,001 - 9,000,000                  7            60,293,236         6.0
9,000,001 - 10,000,000                 6            58,124,233         5.8
10,000,001 - 15,000,000               13           151,361,777        15.0
15,000,001 - 20,000,000                8           137,975,699        13.7
20,000,001 - 25,000,000                1            23,981,756         2.4
25,000,001 >=                          4           163,283,030        16.2
------------------------------------------------------------------------------
TOTAL:                               140         1,006,576,558       100.0
------------------------------------------------------------------------------
Min: $746,746                 Max: $55,000,000             Average: $7,189,833
------------------------------------------------------------------------------

STATE
------------------------------------------------------------------------------
                                    NO. OF           AGGREGATE
                                 MORTGAGED        CUT-OFF DATE        % OF
                                PROPERTIES         BALANCE ($)        POOL
------------------------------------------------------------------------------
Northern California                   24           175,450,105        17.4
New Jersey                             5            81,537,809         8.1
Southern California                   18            78,515,445         7.8
New York                               5            77,105,655         7.7
Illinois                               6            76,993,705         7.6
Michigan                              16            64,943,495         6.5
Massachusetts                          7            64,193,196         6.4
Virginia                               6            58,618,409         5.8
Florida                                5            46,546,758         4.6
Texas                                  8            43,911,777         4.4
Utah                                   2            33,461,196         3.3
Other States  (incl. DC)              47           205,299,008        20.4
------------------------------------------------------------------------------
 TOTAL:                              149         1,006,576,558        100.0
------------------------------------------------------------------------------

PROPERTY TYPE
------------------------------------------------------------------------------
                                    NO. OF           AGGREGATE
                                 MORTGAGED        CUT-OFF DATE        % OF
                                PROPERTIES         BALANCE ($)        POOL
------------------------------------------------------------------------------
Office                                32           295,160,106        29.3
Industrial                            39           245,845,527        24.4
Retail                                43           218,987,694        21.8
Multifamily                           17           108,997,148        10.8
Hospitality                            5            96,914,893         9.6
Manuf. Housing Comm.                   8            28,817,803         2.9
Self Storage                           5            11,853,387         1.2
------------------------------------------------------------------------------
TOTAL:                               149         1,006,576,558       100.0
------------------------------------------------------------------------------

MORTGAGE RATE (%)
------------------------------------------------------------------------------
                                   NO. OF            AGGREGATE
                                 MORTGAGE         CUT-OFF DATE        % OF
                                    LOANS          BALANCE ($)        POOL
------------------------------------------------------------------------------
6.501 - 7.000                          6            74,101,062         7.4
7.001 - 7.500                         45           317,267,646        31.5
7.501 - 8.000                         62           361,565,618        35.9
8.001 - 8.500                         20           135,782,912        13.5
8.501 - 9.000                          5            86,998,055         8.6
9.001 - 9.500                          1            19,985,605         2.0
9.501 - 10.000                         1            10,875,661         1.1
------------------------------------------------------------------------------
TOTAL:                               140         1,006,576,558       100.0
------------------------------------------------------------------------------
Min: 6.900                    Max: 9.640                    Wtd Avg: 7.759
------------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)
------------------------------------------------------------------------------
                                   NO. OF            AGGREGATE
                                 MORTGAGE         CUT-OFF DATE        % OF
                                    LOANS          BALANCE ($)        POOL
------------------------------------------------------------------------------
1 - 60                                 3            71,523,621         7.1
61 - 120                             116           827,692,480        82.2
121 - 180                             16            77,160,039         7.7
181 - 240                              5            30,200,419         3.0
------------------------------------------------------------------------------
TOTAL:                               140         1,006,576,558       100.0
------------------------------------------------------------------------------
Min: 60                         Max: 240                      Wtd Avg: 121
------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)
------------------------------------------------------------------------------
                                   NO. OF            AGGREGATE
                                 MORTGAGE         CUT-OFF DATE        % OF
                                    LOANS          BALANCE ($)        POOL
------------------------------------------------------------------------------
1 - 60                                 5           105,247,520        10.5
61 - 120                             115           799,193,077        79.4
121 - 180                             16            77,360,540         7.7
181 - 240                              4            24,775,421         2.5
------------------------------------------------------------------------------
 TOTAL:                              140         1,006,576,558       100.0
------------------------------------------------------------------------------
Min: 44                         Max: 237                      Wtd Avg: 113
------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
------------------------------------------------------------------------------
                                   NO. OF            AGGREGATE
                                 MORTGAGE         CUT-OFF DATE        % OF
                                    LOANS          BALANCE ($)        POOL
------------------------------------------------------------------------------
20.1 - 30.0                            2            10,136,601         1.0
30.1 - 40.0                            8            51,023,863         5.1
40.1 - 50.0                           21           176,189,175        17.5
50.1 - 60.0                           28           217,502,415        21.6
60.1 - 70.0                           43           296,229,598        29.4
70.1 - 80.0                           38           255,494,906        25.4
------------------------------------------------------------------------------
TOTAL:                               140         1,006,576,558       100.0
------------------------------------------------------------------------------
Min: 25.1                      Max: 80.0                     Wtd Avg: 60.3
------------------------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY (%)
------------------------------------------------------------------------------
                                   NO. OF            AGGREGATE
                                 MORTGAGE         CUT-OFF DATE        % OF
                                    LOANS          BALANCE ($)        POOL
------------------------------------------------------------------------------
0.1 - 30.0                            15            53,191,077         5.3
30.1 - 40.0                           14            96,773,020         9.6
40.1 - 50.0                           33           267,164,892        26.5
50.1 - 60.0                           40           322,809,215        32.1
60.1 - 70.0                           35           250,591,560        24.9
70.1 - 80.0                            3            16,046,793         1.6
------------------------------------------------------------------------------
TOTAL:                               140         1,006,576,558       100.0
------------------------------------------------------------------------------
Min: 0.3                       Max: 72.0                     Wtd Avg: 50.6
------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO (x)
------------------------------------------------------------------------------
                                   NO. OF            AGGREGATE
                                 MORTGAGE         CUT-OFF DATE        % OF
                                    LOANS          BALANCE ($)        POOL
------------------------------------------------------------------------------
1.11 - 1.20                            5            21,165,224         2.1
1.21 - 1.30                           23           171,014,632        17.0
1.31 - 1.40                           26           204,233,584        20.3
1.41 - 1.50                           16            95,224,948         9.5
1.51 - 1.60                           13            81,859,360         8.1
1.61 - 1.70                           20           140,809,081        14.0
1.71 - 1.80                           17           100,303,712        10.0
1.81 >=                               20           191,966,018        19.1
------------------------------------------------------------------------------
TOTAL:                               140         1,006,576,558       100.0
------------------------------------------------------------------------------
Min: 1.16                      Max: 3.18                     Wtd Avg: 1.60
------------------------------------------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of Mortgage Loans secured by multiple properties. Sum of Columns may not match "Total" due to rounding.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)

------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions                         May-01             May-02             May-03             May-04
------------------------------------------------------------------------------------------------------------------
Locked Out                                      93.42%             92.91%             92.45%             84.50%
Greater of YM and 1.00%:                         5.22%              5.74%              6.22%             14.18%
Yield Maintenance:                               1.36%              1.35%              1.34%              1.32%
Yield Maintenance Total (2)(3)                   6.58%              7.09%              7.55%             15.50%
------------------------------------------------------------------------------------------------------------------
Penalty Points                                   0.00%              0.00%              0.00%              0.00%
Open                                             0.00%              0.00%              0.00%              0.00%
------------------------------------------------------------------------------------------------------------------
TOTALS                                         100.00%            100.00%            100.00%            100.00%
------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                   $1,006,576,558      $995,733,307       $983,920,836       $971,227,207
% Initial Pool Balance                         100.00%             98.92%             97.75%             96.49%
------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)

------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions (cont'd)                May-05             May-06             May-07             May-08
------------------------------------------------------------------------------------------------------------------
Locked Out                                      85.73%             85.90%             86.31%             85.20%
Greater of YM and 1.00%:                        14.27%             14.10%             13.69%             13.68%
Yield Maintenance:                               0.00%              0.00%              0.00%              0.00%
Yield Maintenance Total(2)(3)                   14.27%             14.10%             13.69%             13.68%
------------------------------------------------------------------------------------------------------------------
Penalty Points                                   0.00%              0.00%              0.00%              0.00%
Open                                             0.00%              0.00%              0.00%              1.13%
------------------------------------------------------------------------------------------------------------------
TOTALS                                         100.00%            100.00%            100.00%            100.00%
------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                    $944,811,434       $841,468,154       $811,849,226       $791,281,646
% Initial Pool Balance                          93.86%             83.60%             80.65%             78.61%
------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)

------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions (cont'd)                May-09             May-10             May-11             May-12
------------------------------------------------------------------------------------------------------------------
Locked Out                                      87.73%             83.02%             67.74%             72.38%
Greater of YM and 1.00%:                        12.27%              8.98%             26.40%             27.62%
Yield Maintenance:                               0.00%              0.00%              0.00%              0.00%
Yield Maintenance Total (2)(3)                  12.27%              8.98%             26.40%             27.62%
------------------------------------------------------------------------------------------------------------------
Penalty Points                                   0.00%              0.00%              0.00%              0.00%
Open                                             0.00%              8.00%              5.86%              0.00%
------------------------------------------------------------------------------------------------------------------
TOTALS                                         100.00%            100.00%            100.00%            100.00%
------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                    $752,992,350       $698,258,362        $67,573,262        $58,850,529
% Initial Pool Balance                          74.81%             69.37%              6.71%              5.85%
------------------------------------------------------------------------------------------------------------------

Notes:   (1)  The analysis is based on Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement.

         (2) See Appendix II of the Prospectus Supplement for a description of the Yield Maintenance.

         (3) Mortgage Loan No. 22, Tech Ridge, Mortgage Loan No. 52, Sequoia Commerce Center, and Mortgage Loan No. 107, Pocono Center, have been modeled as Yield Maintenance after their lockout periods (if any).

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

--------------------------------------------------------------------------------
                        LOAN NO. 1 -- WESTIN RIVER NORTH
--------------------------------------------------------------------------------

-------------------------------------------------------------
                      LOAN INFORMATION
-------------------------------------------------------------
ORIGINAL BALANCE:           $55,000,000
CUT-OFF DATE BALANCE:       $55,000,000
FIRST PAYMENT DATE:         02/01/2001
INTEREST RATE:              8.5949%
AMORTIZATION:               0 months (Interest only for 60
                            month term of loan)
ARD:                        NAP
HYPERAMORTIZATION:          NAP


MATURITY DATE:              01/01/2006
EXPECTED MATURITY BALANCE:  $55,000,000
SPONSOR(S):                 THR Chicago Holding, LLC
INTEREST CALCULATION:       Actual/360
CALL PROTECTION:            24-month lockout from the date
                            of origination with U.S.
                            Treasury defeasance thereafter
                            until loan maturity.

LOAN PER ROOM:              $129,717
UP-FRONT RESERVES(1):       RE Tax:           $821,482
                            Deferred          $223,300
                            Maintenance:
                            Insurance:        $105,250
                            Seasonality:      $400,000
                            Operating:        $400,000
ONGOING RESERVES(1):        RE Tax:           $205,371/month
                            Replacement:      $116,667/month
                            Insurance:        $16,583/month
LOCKBOX:                    Hard Lockbox
-------------------------------------------------------------

-------------------------------------------------------------
                      PROPERTY INFORMATION
-------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:    Single Asset
PROPERTY TYPE:             Hospitality
PROPERTY SUB-TYPE:         Full Service
LOCATION:                  Chicago, IL
YEAR BUILT/RENOVATED:      1987/1998-1999
NUMBER OF ROOMS:           424
THE COLLATERAL:            Full service luxury class hotel
OWNERSHIP INTEREST:        Fee

YEAR                        OCCUPANCY     ADR        REVPAR
----                        ---------     ---        ------
1999                          78.5%     $181.34      $142.28
2000                          82.6%     $199.45      $164.77
Trailing 12-month             82.4%     $200.65      $167.04
3/00-2/01

PROPERTY MANAGEMENT:       Westin River North Management
                           Company
1999 NET CASH FLOW(2):     $9,743,501
TRAILING 12-MONTH CASH     $12,109,779
FLOW 3/00-2/01(2):
U/W NET CASH FLOW:         $11,093,264
APPRAISED VALUE:           $120,000,000
CUT-OFF DATE LTV:          45.8%
MATURITY DATE LTV:         45.8%
DSCR:                      2.31x
-------------------------------------------------------------

(1) At closing, Borrower deposited $400,000 for a Seasonality Reserve. Beginning in March, through and including November, Borrower will deposit $66,666.66 on the first day of each of the months for the purpose of funding a seasonal reserve for the payment of debt service and other amounts due. In addition, a $400,000 Operating Reserve was collected at closing and deposited into the Borrower's remainder account, which is controlled by the Borrower.

(2)  Historical net cash flow after actual capital improvements.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

THE WESTIN RIVER NORTH LOAN

         THE LOAN. The largest loan (the "Westin River North Loan") is secured by a first priority mortgage on the Westin River North Hotel in Chicago, Illinois. The Westin River North Loan was originated on December 15, 2000, by Bear Stearns.

         THE BORROWER. The Borrower is THR Chicago, LLC, a single member Delaware limited liability company that owns no material asset other than the Property and related interests. The Borrower's single member is THR Chicago Holding, LLC, a Delaware limited liability company with one independent manager.

         THE PROPERTY. The Property, located in the River North area of Downtown Chicago, is a AAA rated four diamond, 20 story, 424-room full service hotel. The Property was built by Tishman Hotel & Realty L. P. for Nikko Hotels in 1987. The Property is presently owned by Tishman Hotel & Realty, L. P. with an investment by Starwood Hotels and Resorts Worldwide, Inc. ("Starwood"). Starwood's interest in the form of a mezzanine financing is described below. The Property contains approximately 28,000 SF of newly renovated meeting and banquet facilities and two food and beverage outlets - Celebrity Cafe and the Hana Lounge. In 1998 and 1999, guest rooms, corridors, meeting rooms and lobby areas were renovated at a total cost of $8.7 million, or $20,519 per room.

         PROPERTY MANAGEMENT. The Property is managed, pursuant to a 20-year management agreement, by Westin River North Management Company, which is 95% owned by Starwood and 5% owned by Starwood Hotels & Resorts Trust. With a portfolio of over 700 hotels and resorts located in 77 countries worldwide, Starwood is one of the world's largest hotel owners, managers and developers. In addition to the Property, Starwood also manages two of the largest hotels in downtown Chicago, the Westin Michigan Avenue (751 rooms) and the Sheraton Chicago Towers (1,204 rooms). Including the subject, these three hotels contain 2,379 rooms. In addition, Starwood handles reservations for 2,411 rooms throughout the suburban and downtown Chicago area. This concentration of properties provides Starwood with economies of scale in management, marketing and reservation expenses.

         CAPITAL STRUCTURE. The capital structure of the Westin River North Loan and Borrower is summarized as follows:

Type              Amount          Collateral                     Lender/Holder
--------------------------------------------------------------------------------
First Mortgage    $78,000,000     First mortgage loan
                  A Note  $55mm   Senior Note-1st Mort           Bear Stearns
                  B Note  $23mm   Subordinate Note-1st Mort      TBD

Mezzanine Loan    $35,000,000     Security interest in Equity    Starwood

Equity            $10,000,000                                    Tishman

Total            $123,000,000*

         * TOTAL REFLECTS PURCHASE PRICE OF $118,750,000 PLUS CLOSING COSTS, FEES AND ESCROWS.

         MEZZANINE INDEBTEDNESS. The ownership interests in the Borrower are pledged to Starwood to secure a mezzanine financing in the amount of $35,000,000 obtained by THR Chicago Holding, LLC. The mezzanine loan is subject to an intercreditor agreement between the mezzanine lender and Bear Stearns as lender under the Westin River North Loan. The mezzanine lender has certain rights with respect to the Westin River North Loan, including cure rights and the right to purchase the Westin River North Loan following a default. These rights are described in the Prospectus Supplement.

         SUBORDINATE INDEBTEDNESS. There is also a $23,000,000 subordinate note (the "B Note") secured by the Property which is subject to an intercreditor agreement between the holder of the Westin River North Loan included in this securitization and the holder of the B Note. The B Note is fully subordinate to the Westin River North Loan in respect to its rights to receive principal and interest and upon any event of default or in respect of liquidation proceeds. The B Note holder has certain rights with respect to the Westin River North Loan, including cure rights, consultation rights and the right to purchase the Westin River North Loan following a default. These rights are described in the Prospectus

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

Supplement. It is expected that an affiliate of the B Note holder will act as primary servicer of the Westin River North Loan.

         ADDITIONAL INDEBTEDNESS. Borrower may incur payables of $1,170,000 for equipment leases and fixture financings not in excess of 5 years and $1,500,000 for ordinary course of business trade payables, which are not more than 60 days past the date incurred.

         RELEASE OF PARCELS.  None permitted

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

--------------------------------------------------------------------------------
                         LOAN NO. 2 -- 95 GREENE STREET
--------------------------------------------------------------------------------

-------------------------------------------------------------
                      LOAN INFORMATION
-------------------------------------------------------------
ORIGINAL BALANCE:            $42,000,000
CUT-OFF DATE BALANCE:        $41,964,888
FIRST PAYMENT DATE:          5/10/2001
INTEREST RATE:               6.900%
AMORTIZATION:                360 months
ANTICIPATED REPAYMENT DATE:  04/01/2011
HYPERAMORTIZATION:           After the ARD, the loan interest
                             rate steps to the greater of
                             11.90% and the then applicable
                             Treasury rate plus 5%;
                             additional principal payments
                             are made pursuant to a cash flow
                             sweep
MATURITY DATE:               04/01/2031
EXPECTED ARD BALANCE:        $36,589,734
SPONSOR(S):                  Steven J. Pozycki
INTEREST CALCULATION:        Actual/360
CALL PROTECTION:             24-month lockout from the date
                             of securitization; defeasance
                             with full faith and credit
                             obligations of the U.S.
                             thereafter until the ARD.
LOAN PER SF:                 $140.00
UP-FRONT RESERVES:           RE Tax:     $162,738
                             Insurance:  $19,237
ONGOING RESERVES(1):         RE Tax:     $13,565/month
                             Insurance:  $2,528/month
                             Rollover:   Excess Cash Flow
LOCKBOX:(2)                  Soft lockbox in place for the
                             loan term for the collection
                             of rents
-------------------------------------------------------------

-------------------------------------------------------------
                      PROPERTY INFORMATION
-------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:    Single Asset
PROPERTY TYPE:             Office
PROPERTY SUB-TYPE:         Urban
LOCATION:                  Jersey City, NJ
YEAR BUILT/RENOVATED:      1958/2000
OCCUPANCY(3)               100%
SQUARE FOOTAGE:            300,000
THE COLLATERAL:            Eight story urban office building
OWNERSHIP INTEREST:        Fee Simple

MAJOR TENANTS                % NRSF    RENT PSF       LEASE
                                                    EXPIRATION
Merrill Lynch                 100%     $22.25(4)    04/01/2011

PROPERTY MANAGEMENT:       SJP Corporate Real Estate Services,
                           Inc.
U/W NET OP. INCOME:        $6,152,422
U/W NET CASH FLOW:         $5,792,422
APPRAISED VALUE:           $72,000,000
CUT-OFF DATE LTV:          58.3%
MATURITY DATE LTV:         50.8%
DSCR:                      1.75x
-------------------------------------------------------------

(1) The actual amount in the Real Estate Tax and Insurance reserves depends on the actual real estate taxes and insurance premiums to become due; amounts noted are the current actual monthly collections. The Rollover reserve commences funding as a cash flow sweep only if Merrill Lynch does not exercise its renewal option in 2009. It is estimated that approximately $3.3 million will be collected in the rollover reserve account by the time the Merrill Lynch lease expires.

(2) Property rents are paid directly into a deposit account pursuant to a lockbox agreement. Funds from the account are disbursed directly to the Borrowers until such time as any of the following occur: (i) an event of default, (ii) the Merrill Lynch lease is in default or is terminated, or
     (iii) the DSCR is less than 1.15x for 3 consecutive months. Thereafter, deposit account funds are run through a waterfall to pay interest, principal and required reserves before being paid out to the Borrowers. Following the ARD, there is a full cash flow sweep.

(3)  Based on rent roll dated December 20, 2000.

(4) Rent per square feet shown is based on the average rent during the 10-year lease with Merrill Lynch. Actual rent for the initial five years of the lease term is $21.50, stepping to $23 for the last five years of the lease term.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

THE 95 GREENE STREET LOAN

         THE LOAN. The second largest loan (the "95 Greene Street Loan") is secured by a fee interest in an office building located at 95 Greene Street in Jersey City, New Jersey. The 95 Greene Street Loan was originated on March 23, 2001, by or on behalf of MSDWMC.

         THE BORROWERS. The Borrowers are 74 Grand Street Ownership Associates L.L.C., a Delaware limited liability company, 74 Grand Street Urban Renewal, L.L.C., a New Jersey limited liability company, 74 Grand Street Leasing Associates, L.L.C., a Delaware limited liability company, and 95 Greene Street, L.L.C., a Delaware limited liability company and the sole member of each of the other Borrowers (the "Member Borrower").

         Steven J. Pozycki is the sponsor of the Borrowers. He is the founder and CEO of SJP Properties Company ("SJP"), which developed the Property and which currently owns and manages over 11 million square feet of investment-grade commercial office space and maintains an additional 12 million square feet of developable projects. SJP and The Prudential Insurance Company of America hold direct or indirect interests in the Member Borrower.

         THE PROPERTY. The Property consists of an 8-story, 300,000 square foot office building located in Jersey City, New Jersey. It was constructed in 1958 and fully renovated in 2000. It is located in the Colgate-Palmolive Redevelopment Area, directly across the Hudson River from downtown Manhattan. The Property is 100% occupied by Merrill Lynch for office use. Amenities include single and multimode fiber optics, a rooftop satellite and antenna farm, raised floors to accommodate cabling systems and a 132-space basement parking garage.

         The Merrill Lynch lease expires by its terms on April 1, 2011, and the tenant has two 5-year renewal options at 95% of market rent. The first option must be exercised by December 1, 2009. If it is not exercised, a cash flow sweep will be initiated for the last year of the lease term. Merrill Lynch currently occupies 600,000 square feet in an adjacent building and owns the developable site across the street from the Property.

         PROPERTY MANAGEMENT. The Property is managed by SJP Corporate Real Estate Services, Inc., an SJP affiliate.

         MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

         ADDITIONAL INDEBTEDNESS. Not Allowed

         TRANSFER OF PROPERTY OR INTERESTS IN THE BORROWER. A one-time conveyance of the Property to a single purpose, bankruptcy remote entity acceptable to the lender is permitted provided the lender receives, among other things, a rating agency confirmation and a non-consolidation opinion acceptable to the lender and the rating agencies.

         Transfers of ownership interests of each of the Borrowers and the Member Borrower are generally permitted provided, among other things, certain ownership tests are met and the lender receives acceptable legal opinions and rating agency confirmations.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

--------------------------------------------------------------------------------
                        LOAN NO. 3 -- GRAND RAPIDS LOANS
--------------------------------------------------------------------------------

-------------------------------------------------------------
                      LOAN INFORMATION
-------------------------------------------------------------
ORIGINAL BALANCE:            $41,838,000
CUT-OFF DATE BALANCE:        $41,722,501
FIRST PAYMENT DATE:          02/01/2001
INTEREST RATE:               7.910%
AMORTIZATION:                360 months
ANTICIPATED REPAYMENT        01/01/2011
DATE:
HYPERAMORTIZATION:           After the ARD, the loan
                             interest rate steps to the
                             greater of 12.91% or the then
                             applicable Treasury rate plus
                             7.35%; additional payments to
                             principal will be made from
                             available excess cash.  Unpaid
                             interest will be capitalized
                             monthly and thereafter will
                             accrue interest.
MATURITY DATE:               01/01/2031
EXPECTED ARD BALANCE:        See table on following page
SPONSOR(S):                  Robert Grooters
INTEREST CALCULATION:        Actual/360
CALL PROTECTION(1):          U.S. Treasury defeasance
                             allowed at the earlier of 2
                             years after securitization or
                             4 years after the loan
                             origination date.
LOAN PER SF:                 $29.01
UP-FRONT RESERVES(2):        Cap Ex:     $52,625
                             TI/LC:      $80,000
                             Lease-up    $1,975,793
                             Holdback:
                             RE Tax:     $50,000
ONGOING RESERVES(3):         RE Tax:     $74,079/month
                             Insurance:  $5,142/month
                             Cap Ex:     $11,983/month;
                                         2-yr cap
                             TI/LC:      $21,350/month;
                                         2-yr cap
LOCKBOX(4):                  Soft
                             lockbox
-------------------------------------------------------------

------------------------------------------------------------------
                       PROPERTY INFORMATION
------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:     Portfolio of 7 assets
PROPERTY TYPE:              Industrial
PROPERTY SUB-TYPE:          Warehouse - flex buildings
LOCATION:                   Grand Rapids (Kentwood), MI (4
                            properties), Zeeland, Holland and
                            Byron Township, MI

YEAR BUILT/RENOVATED:       See table on following page
OCCUPANCY(5):               See table on following page
SQUARE FOOTAGE:             See individual Property descriptions
THE COLLATERAL:             7 single-story steel industrial/
                            flex buildings in and around Grand
                            Rapids, MI
OWNERSHIP INTEREST:         Fee Simple

MAJOR TENANTS                 % NRSF    RENT PSF      LEASE
                                                    EXPIRATION
1451- 300 M40:  Haworth,      53.7%       $3.10     02/28/2002
Inc.
4460 44th ST:  Country        31.3%       $3.41     08/31/2010
Fresh
4490 44th ST:  Five Star     100.0%       $3.10     05/31/2007
Brands
7900 LOGISTIC:  Johnson       53.3%       $3.20     01/31/2002
Controls Interiors

7458 EXPRESSWAY:  Trace       47.3%       $3.00     11/30/2003
Warehousing

4655 PATTERSON:  Master       30.1%       $3.25     02/29/2004
Assemblers & Products Inc.

4633 PATTERSON:  Questron     47.2%       $3.70     08/31/2006
Distribution

PROPERTY MANAGEMENT:        Robert Grooters Development Company
U/W NET OP. INCOME(6):      $5,165,939
U/W NET CASH FLOW(6):       $4,608,365
CUT-OFF DATE LTV(6):        75.1%
MATURITY DATE LTV(6):       67.3%
DSCR(6):                    1.26x
------------------------------------------------------------------

(1) Except for defeasance, the Grand Rapids Loans are closed to prepayment until September 30, 2010, after which all Grand Rapids Loans may be prepaid without a premium.

(2) Two of the Grand Rapids Loans are subject to partial loan proceeds holdbacks, totaling $1,975,793 ($1,755,716 for the 1451-300 M40 Property and $220,077 for the 7458 Expressway Property), pending achievement of certain leasing objectives.

     The escrowed funds in respect of the 1451-300 M40 Property will be released once the 68,750 square feet of current vacant space is leased for at least 12 months to Haworth, Inc., or 24 months to an alternative tenant, and the 136,250 square feet Haworth, Inc. space is complete and fully occupied. Additionally, the Borrower must maintain a 75% LTV and a 1.25x DSCR for all the Grand Rapids Loans; if the escrow release conditions are not met by June 1, 2002, then the outstanding escrow balance will be applied against the outstanding loan amount, including a yield maintenance premium.

     The escrowed funds in respect of the 7458 Expressway Property will be released once the 42,000 square feet of "Leisure Life" space is leased for at least 12 months to the current tenant, or 24 months to an alternative tenant. Additionally, the borrower must maintain a 75% LTV and a 1.25x DSCR for all the Grand Rapids Loans; if the escrow release conditions are not met by June 1, 2002, then the outstanding escrow balance will be applied against the outstanding loan amount, including a yield maintenance premium.

     The TI/LC reserve includes an initial deposit of $80,000 for the 1451-300 M40 Property.

     The Cap Ex reserves are attributable to the 1451-300 M40 Property ($50,750) and to the 7458 Expressway Property ($1,875) for deferred maintenance.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

(3) Figures are shown for the aggregate portfolio. The actual amount in the Real Estate Tax and Insurance reserves depends on the actual real estate taxes and insurance premiums to become due with respect to the Grand Rapids Properties. For purposes of this summary, the amounts noted are current actual monthly collections. The Real Estate Tax escrow collection does not include a collection for the 4490 44th Street Property because the single tenant pays the real estate taxes directly.

(4) All rents are remitted to the lockbox, but will be released to the Borrowers until a triggering event (an event of default, the DSCR for the Property drops below 1.15x or the occurrence of the ARD) has occurred. At that point, the lockbox will become hard.

(5)  Occupancy is based on the rent rolls dated April 4, 2001.

(6) U/W NOI, U/W Net Cash Flow, Cut-off Date LTV, Maturity Date LTV and DSCR are calculated on a combined basis for all seven loans.

THE GRAND RAPIDS LOANS

         THE LOAN. The third largest loan (the "Grand Rapids Loans") is a series of seven related cross-defaulted and cross-collateralized mortgage loans, each secured by a first priority mortgage encumbering warehouse-flex buildings located in Michigan. The Grand Rapids Loans were originated on December 28, 2000, by or on behalf of MSDWMC.

         THE BORROWERS. The Borrowers under each of the Grand Rapids Loans are individual Michigan limited liability companies each of which is a special purpose entity that owns no material asset other than its Property and related interests. The Borrowers are affiliates of The Robert Grooters Company. Mr. Robert D. Grooters and Ms. Sharon L. Grooters have signed guarantees of the recourse obligations of each Grand Rapids Loan.

         THE PROPERTIES.

         1451-300 M40 Property. This Property, located in Holland, MI, was constructed in 1998. It consists of a single story steel-sided building containing 253,750 net square feet. The largest tenant (occupying two separate spaces under two leases for 136,250 square feet and 18,750 square feet) is Haworth, Inc., an office furniture manufacturer and distributor. Haworth also sublets 35,068 square feet of office space at this Property from Johnson Controls, the second largest tenant. The land covers 16.5 acres and includes 485 parking spaces. This Property is located in an established industrial park approximately 25 miles southeast of the central business district.

         4460 44th Street Property. Located in Kentwood, MI, the Property was constructed in 1997. It consists of a single story steel-sided building containing 200,000 net square feet. The largest tenant (occupying two separate spaces under two leases for 62,500 square feet and 47,067 square feet) is Country Fresh, Inc., a subsidiary of Suiza Foods, a national dairy distributor, under two separate leases. The land covers 12.6 acres and includes 411 parking spaces. This Property is located in an established industrial park approximately 8 miles southeast of the central business district and in the immediate vicinity of the Gerald R. Ford airport.

         4490 44th Street Property. This Property is located in Kentwood, MI and was constructed in 2000. It consists of a single story steel-sided building containing 231,250 net square feet. The sole tenant (231,250 square feet) is Five Star Brands, an affiliate of The Torbitt & Castleman Company, LLC. The land covers 13.2 acres and includes 300 parking spaces. This Property is located in an established industrial park approximately 8 miles southeast of the central business district and in the immediate vicinity of the Gerald R. Ford airport.

         7900 Logistic Drive Property. Located in Zeeland, MI, the Property was constructed in 1996. The Property consists of a single story steel-sided building containing 206,250 net square feet. The largest tenant (110,000 square feet) is Johnson Controls Interiors. The land covers 16 acres and includes 140 parking spaces. This Property is located in a recent industrial park of homogeneous buildings approximately 15 miles southwest of the central business district.

         7458 Expressway Drive SW Property. This Property is located in Byron Township, MI and was constructed in 1998. It consists of a single story steel-sided building containing 207,200 net square feet. The largest tenant (98,000 square feet) is Trace Warehousing, a warehousing and logistics company. The land covers 10.5 acres and includes 241 parking spaces. This Property is located in an established industrial park approximately 10 miles south of the central business district.

         4655 Patterson Avenue Property. Located in Kentwood, MI, the Property was constructed in 1998. The Property consists of a single story steel-sided building containing 184,525 net square feet. The largest tenant (55,625 square feet) is Master Assemblers & Products Inc. The land covers 12.7 acres and includes 198 parking spaces. The Property is located

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

in an established industrial park approximately 8 miles southeast of the central business district and in the immediate vicinity of the Gerald R. Ford airport.

         4633 Patterson Avenue Property. This Property is located in Kentwood, MI and was constructed in 1999. The Property consists of a single story steel-sided building containing 155,000 net square feet. The largest tenant (73,125 square feet) is Questron Distribution. The building includes 12,176 square feet of office space, equating to 7.8% of the overall space. The land covers 10.5 acres and includes 199 parking spaces. The Property is located in an established industrial park approximately 8 miles southeast of the central business district and in the immediate vicinity of the Gerald R. Ford airport.

---------------------------------------------------------------------------------------------------------------------------------
                                             CUT-OFF DATE
                                             LOAN BALANCE/
                                             EXPECTED ARD                             OWNERSHIP    YEAR                  # OF
PROPERTY                 LOCATION               BALANCE           PROPERTY TYPE        INTEREST    BUILT   OCCUPANCY    TENANTS
---------------------------------------------------------------------------------------------------------------------------------
1451-300 M40             Holland, MI           $9,380,748     Industrial - Warehouse     Fee       1998        100.0%      3
                                               $8,402,066
---------------------------------------------------------------------------------------------------------------------------------
4460 44th St.            Kentwood, MI          $8,627,068     Industrial - Warehouse     Fee       1997        100.0%      6
                                               $7,727,017
---------------------------------------------------------------------------------------------------------------------------------
4490 44th St.            Kentwood, MI          $5,428,326     Industrial - Warehouse     Fee       2000        100.0%      1
                                               $4,861,995
---------------------------------------------------------------------------------------------------------------------------------
7900 Logistic Dr.        Zeeland, MI           $4,680,803     Industrial - Warehouse     Fee       1996        100.0%      4
                                               $4,192,461
---------------------------------------------------------------------------------------------------------------------------------
7458 Expressway Dr. SW   Byron Township,       $4,667,157     Industrial - Warehouse     Fee       1998         99.3%      5
                         MI                    $4,180,239
---------------------------------------------------------------------------------------------------------------------------------
4655 Patterson Ave.      Kentwood, MI          $4,572,869     Industrial - Warehouse     Fee       1998         97.6%      6
                                               $4,095,787
---------------------------------------------------------------------------------------------------------------------------------
4633 Patterson Ave.      Kentwood, MI          $4,365,530     Industrial - Warehouse     Fee       1999        100.0%      4
                                               $3,910,080
---------------------------------------------------------------------------------------------------------------------------------

The following table is based on all seven Properties, which are all cross-defaulted and cross-collateralized.

------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                                           WEIGHTED
                             # OF        AVERAGE BASE      % OF TOTAL                    % OF TOTAL BASE    CUMULATIVE % OF
                            LEASES       RENT PER SF      SQUARE FEET    CUMULATIVE %    RENTAL REVENUES      TOTAL RENTAL
          YEAR              ROLLING        ROLLING          ROLLING      OF SF ROLLING       ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------
         Vacant                2            $3.21              0.4%           0.4%             0.3%                0.3%
------------------------------------------------------------------------------------------------------------------------------
     Month-to-Month            1            $4.25              0.2%           0.6%             0.2%                0.5%
------------------------------------------------------------------------------------------------------------------------------
          2001                 7            $4.33             10.1%          10.7%            10.7%               11.2%
------------------------------------------------------------------------------------------------------------------------------
          2002                 6            $3.32             25.3%          36.0%            20.5%               31.8%
------------------------------------------------------------------------------------------------------------------------------
          2003                 4            $3.48             13.7%          49.8%            11.7%               43.5%
------------------------------------------------------------------------------------------------------------------------------
          2004                 2            $3.44              6.0%          55.8%             5.1%               48.5%
------------------------------------------------------------------------------------------------------------------------------
          2005                 5            $7.13             15.8%          71.6%            27.6%               76.1%
------------------------------------------------------------------------------------------------------------------------------
          2006                 2            $4.15              8.0%          79.6%             8.1%               84.2%
------------------------------------------------------------------------------------------------------------------------------
          2007                 1            $3.10             16.1%          95.7%            12.2%               96.4%
------------------------------------------------------------------------------------------------------------------------------
          2008                --              --                --           95.7%             --                 96.4%
------------------------------------------------------------------------------------------------------------------------------
          2009                --              --                --           95.7%             --                 96.4%
------------------------------------------------------------------------------------------------------------------------------
          2010                 2            $3.41              4.3%         100.0%             3.6%              100.0%
------------------------------------------------------------------------------------------------------------------------------
     2011 & Beyond            --              --                --          100.0%             --                100.0%
------------------------------------------------------------------------------------------------------------------------------

         CROSS COLLATERALIZATION AND PROPERTY RELEASE FEATURES. The lender may permit the release of one or more of the Properties from the cross-collateralization provisions after the lockout period, subject to defeasance collateral of 115% of the allocated loan amount for the released Property, and subject to certain other conditions, such as a 1.25x minimum combined debt service coverage ratio, and a 75% maximum combined loan to value ratio for the remaining Grand Rapids Loans. However, the released Property may be defeased at 100% of the applicable loan amount if the remaining



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2



Borrowers satisfy a 1.40x minimum debt service coverage ratio with respect to the remaining Grand Rapids Loans. Any release is subject to the lender's sole discretion, as well as non-investment grade bondholder and rating agency approval.

         Additionally, the Borrowers may convey Properties to third parties and permit assumption of the relevant Grand Rapids Loans outside of the cross-collateralization and cross-default structure, after the first anniversary of the loan. In addition to other applicable requirements, the transferred Property must meet the lender's standards for a "stand-alone" loan, both the lender and the holders of non-investment grade securities must approve the transfer, rating agency approval must be obtained, and debt service coverage ratio and loan to value tests similar to those described above must be met for the remaining Grand Rapids Loans.

         PROPERTY MANAGEMENT. Robert Grooters Development Company, an affiliate of the sponsor, manages the Properties. Robert Grooters Development Company has developed, owned and managed nearly 10 million square feet of bulk industrial and flex office space since the 1980s, although it sold much of its holdings over the last several years. The management agreement is subordinate and subject to the Grand Rapids Loans.

         MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

         ADDITIONAL INDEBTEDNESS.  Not Allowed




This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

--------------------------------------------------------------------------------
            LOAN NO. 4 -- FAIR LAKES COURT NORTH & SOUTH, III AND IV
--------------------------------------------------------------------------------

-------------------------------------------------------------
                      LOAN INFORMATION
-------------------------------------------------------------
ORIGINAL BALANCE:            $40,000,000
CUT-OFF DATE BALANCE:        $39,839,481
FIRST PAYMENT DATE:          3/1/00
INTEREST RATE:               8.299%
AMORTIZATION:                357 months
ARD:                         NAP
HYPERAMORTIZATION:           NAP



MATURITY DATE:               11/01/2010
EXPECTED MATURITY BALANCE:   $36,032,206
SPONSOR(S):                  Milton V. Peterson
INTEREST CALCULATION:        Actual/360
CALL PROTECTION:             Lockout of  the greater of (a)
                             36 months from date of the
                             note or (b) 24 months from the
                             date of securitization, with
                             U.S.  Treasury defeasance
                             thereafter until 6 months
                             prior to loan maturity


LOAN PER SF:                 $96
UP-FRONT RESERVES(1):        TI/LC:         $342,129
ONGOING RESERVES(1):         TI/LC & Cap    $5,544/month
                             Ex:
                             RE Tax:        $ 58,900/month
LOCKBOX:                     None
-------------------------------------------------------------

-----------------------------------------------------------------
                      PROPERTY INFORMATION
-----------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:    Portfolio of 3 assets
PROPERTY TYPE:             Office
PROPERTY SUB-TYPE:         Suburban
LOCATION:                  Fairfax, VA
YEAR BUILT/RENOVATED:      1988/NAP
OCCUPANCY(2):              100.0%
SQUARE FOOTAGE:            413,748
THE COLLATERAL:            Three, four and five-story suburban
                           office buildings
OWNERSHIP INTEREST:        Fee

MAJOR TENANTS               % NRSF     RENT PSF       LEASE
                                                    EXPIRATION
FAIR LAKES NORTH &           98.9%      $12.15      12/31/2015
SOUTH: SRA International
FAIR LAKES III: Datatel,     23.7%      $18.31      12/31/2005
Inc.
FAIR LAKES IV: First         41.3%      $25.44      10/31/2004
Horizon Home

PROPERTY MANAGEMENT:       H/P Commercial Services, Inc.

2000 NET OP. INCOME:       $5,317,260
U/W NET CASH FLOW:         $4,894,519
APPRAISED VALUE:           $64,000,000
CUT-OFF DATE LTV:          62.3%
MATURITY DATE LTV:         56.2%
DSCR:                      1.35x
-----------------------------------------------------------------

(1) The breakdown of the Up-front TI/LC Reserve is $330,945 for the SRA lease (Fair Lakes North and South) and $11,184 for the Life Cycle Technology lease (Fair Lakes IV). The On-going Reserve accounts for an on-going Cap Ex Reserve is $5,544. An Insurance Reserve is waived so long as the Borrowers maintain a blanket insurance policy. In addition to the other Ongoing Reserves, lender may require additional impounds in an amount estimated from time to time by lender in its commercially reasonable discretion to be sufficient to pay for tenant improvements, brokerage commissions and other leasing costs that may be required for new and renewing tenants in the Properties; provided, however, that no such amount shall be required to be deposited so long as (i) no Default (as defined in the loan documents) exists, (ii) the Borrowers have not exercised their one-time right of transfer under the loan documents, and (iii) the Debt Service Coverage Ratio (as defined in the loan documents), is equal to or greater than 1.20 to 1.0.

(2)  Occupancy is based on the rent roll dated January 1, 2001.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

THE FAIR LAKES COURT NORTH & SOUTH, III AND IV LOAN

         THE LOAN. The fourth largest loan (the "Fair Lakes Loan") is secured by three deeds of trust on the underlying land and four buildings located in Fairfax, Virginia. The Fair Lakes Loan was originated by WF on October 2, 2000, and modified as of February 7, 2001, to, among other things, increase the loan amount from $35,000,000 to $40,000,000.

         THE BORROWERS. The Borrowers consist of Fair Lakes North & South L.C., a Virginia Limited Liability Company, Fair Lakes III L.C., a Virginia Limited Liability Company, and Building IV Associates L.C., a Virginia Limited Liability Company. The principal is Milton V. Peterson, who owns approximately 22.5% of the Borrowers directly and indirectly. Mr. Peterson's children own another 25% indirectly.

         THE PROPERTIES. The Properties (4300 & 4350 Fair Lakes Court, 12600 Fair Lakes Circle, and 12700 Fair Lakes Circle) are comprised of three, four and five-story suburban office buildings containing 413,748 square feet, located southeast of the interchange between Interstate 66 and the Fairfax County parkway in Fairfax, Virginia. Parking is provided by surface parking spaces with an overall ratio of 3.14 spaces per 1,000 square feet. The Properties consist of reinforced concrete frame construction. The interior is improved with commercial grade wall to wall, painted and vinyl wall coverings over gypsum wallboard, suspended acoustical tile ceilings in a 2' by 2' grid and a mix of incandescent and fluorescent lighting.

---------------------------------------------------------------------------------------------------------------------------
                                             ALLOCATED                      OWNERSHIP    YEAR BUILT/
          PROPERTY             LOCATION     LOAN AMOUNT    PROPERTY TYPE     INTEREST     RENOVATED    OCCUPANCY     SF
---------------------------------------------------------------------------------------------------------------------------
  Fair Lakes Court North &    Fairfax,      $23,903,689      Office /          Fee          1988         100%      264,460
           South                  VA                         Suburban
---------------------------------------------------------------------------------------------------------------------------
       Fair Lakes III         Fairfax,      $7,967,896       Office /          Fee          1989         100%      74,244
                                  VA                         Suburban
---------------------------------------------------------------------------------------------------------------------------
       Fair Lakes IV          Fairfax,      $7,967,896       Office /          Fee          1989         100%      75,044
                                  VA                         Suburban
---------------------------------------------------------------------------------------------------------------------------

         Fair Lakes North & South is 98.9% leased to SRA International with a lease expiration of December 31, 2015. SRA is a privately held information technology firm that provides systems integration, consulting and eBusiness and eGovernment services and solutions tailored to government and commercial clients' needs.

------------------------------------------------------------------------------------------------------------------------------
                                  FAIR LAKES COURT NORTH & SOUTH - LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                                           WEIGHTED
                             # OF        AVERAGE BASE      % OF TOTAL                    % OF TOTAL BASE    CUMULATIVE % OF
                            LEASES       RENT PER SF      SQUARE FEET    CUMULATIVE %    RENTAL REVENUES      TOTAL RENTAL
          YEAR              ROLLING        ROLLING          ROLLING      OF SF ROLLING       ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------
         Vacant               --              --              --              --               --                  --
------------------------------------------------------------------------------------------------------------------------------
     Month-to-Month          2(1)           N/A(1)          N/A(1)          N/A(1)           0.04%               0.04%
------------------------------------------------------------------------------------------------------------------------------
          2001                --              --              --              --               --                0.04%
------------------------------------------------------------------------------------------------------------------------------
          2002                --              --              --              --               --                0.04%
------------------------------------------------------------------------------------------------------------------------------
          2003                 1            $10.50           0.7%            0.7%            0.63%               0.67%
------------------------------------------------------------------------------------------------------------------------------
          2004                 1            $19.10           0.4%            1.1%            0.60%               1.27%
------------------------------------------------------------------------------------------------------------------------------
          2005                --              --              --             1.1%              --                1.27%
------------------------------------------------------------------------------------------------------------------------------
          2006                --              --              --             1.1%              --                1.27%
------------------------------------------------------------------------------------------------------------------------------
          2007                --              --              --             1.1%              --                1.27%
------------------------------------------------------------------------------------------------------------------------------
          2008                --              --              --             1.1%              --                1.27%
------------------------------------------------------------------------------------------------------------------------------
          2009                --              --              --             1.1%              --                1.27%
------------------------------------------------------------------------------------------------------------------------------
     2010 & Beyond             4            $12.15           98.9%          100.0%           98.73%             100.00%
------------------------------------------------------------------------------------------------------------------------------

(1) These leases are for areas of the subject not included in net rentable area, such as mail drop off boxes and satellite dishes.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

------------------------------------------------------------------------------------------------------------------------------
                                          FAIR LAKES III - LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                                           WEIGHTED
                             # OF        AVERAGE BASE      % OF TOTAL                    % OF TOTAL BASE    CUMULATIVE % OF
                            LEASES       RENT PER SF      SQUARE FEET    CUMULATIVE %    RENTAL REVENUES      TOTAL RENTAL
          YEAR              ROLLING        ROLLING          ROLLING      OF SF ROLLING       ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------
         Vacant               --              --              --              --               --                  --
------------------------------------------------------------------------------------------------------------------------------
          2001                 2            $18.31           10.2%          10.2%             8.1%                8.1%
------------------------------------------------------------------------------------------------------------------------------
          2002                --              --              --            10.2%              --                 8.1%
------------------------------------------------------------------------------------------------------------------------------
          2003                --              --              --            10.2%              --                 8.1%
------------------------------------------------------------------------------------------------------------------------------
          2004                 3            $26.13           20.8%          31.0%            23.6%               31.7%
------------------------------------------------------------------------------------------------------------------------------
          2005              7(1)          $21.40(1)        51.7%(1)      82.7%(1)            48.0%               79.7%
------------------------------------------------------------------------------------------------------------------------------
          2006                --              --              --            82.7%              --                79.7%
------------------------------------------------------------------------------------------------------------------------------
          2007                 1            $27.00           17.3%         100.0%            20.3%              100.0%
------------------------------------------------------------------------------------------------------------------------------
          2008                --              --              --           100.0%              --               100.0%
------------------------------------------------------------------------------------------------------------------------------
          2009                --              --              --           100.0%              --               100.0%
------------------------------------------------------------------------------------------------------------------------------
     2010 & Beyond            --              --              --           100.0%              --               100.0%
------------------------------------------------------------------------------------------------------------------------------

         (1) Includes leases for areas of the subject not included in net rentable area, such as mail drop off boxes and satellite dishes.

------------------------------------------------------------------------------------------------------------------------------
                                           FAIR LAKES IV - LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                                           WEIGHTED
                             # OF        AVERAGE BASE      % OF TOTAL                    % OF TOTAL BASE    CUMULATIVE % OF
                            LEASES       RENT PER SF      SQUARE FEET    CUMULATIVE %    RENTAL REVENUES      TOTAL RENTAL
          YEAR              ROLLING        ROLLING          ROLLING      OF SF ROLLING       ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------
         Vacant               --              --              --              --               --                  --
------------------------------------------------------------------------------------------------------------------------------
          2001                --              --              --              --               --                  --
------------------------------------------------------------------------------------------------------------------------------
          2002                 3            $23.07           15.1%           15.1%           15.8%               15.8%
------------------------------------------------------------------------------------------------------------------------------
          2003                 1            $25.00           1.7%            16.8%            2.0%               17.7%
------------------------------------------------------------------------------------------------------------------------------
          2004                 5            $24.49           52.6%           69.4%           58.5%               76.3%
------------------------------------------------------------------------------------------------------------------------------
          2005               2(1)           N/A(1)          N/A(1)           69.4%            0.4%               76.7%
------------------------------------------------------------------------------------------------------------------------------
          2006                --              --              --             69.4%             --                76.7%
------------------------------------------------------------------------------------------------------------------------------
          2007                --              --              --             69.4%             --                76.7%
------------------------------------------------------------------------------------------------------------------------------
          2008                --              --              --             69.4%             --                76.7%
------------------------------------------------------------------------------------------------------------------------------
          2009                --              --              --             69.4%             --                76.7%
------------------------------------------------------------------------------------------------------------------------------
     2010 & Beyond             2            $16.78           30.6%          100.0%           23.3%              100.00%
------------------------------------------------------------------------------------------------------------------------------

(1) These leases are for areas of the subject not included in net rentable area, such as mail drop off boxes and satellite dishes.

         PROPERTY MANAGEMENT. The Properties are managed by H/P Commercial Services, Inc., a Virginia corporation. H/P Commercial Services, Inc. is an affiliate of the Borrowers.

         MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

         ADDITIONAL INDEBTEDNESS. Not allowed.

         RELEASE OF PARCELS. Upon written request, and provided certain conditions are met, the Borrowers can obtain a release of certain small portions of the Fair Lakes III and IV Properties to facilitate development of neighboring property. The underwriting analysis did not include these releasable portions of land.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

--------------------------------------------------------------------------------
                     LOAN NO. 5 -- THE SHOPS AT RIVERWOODS
--------------------------------------------------------------------------------

-------------------------------------------------------------
                      LOAN INFORMATION
-------------------------------------------------------------
ORIGINAL BALANCE:            $26,500,000
CUT-OFF DATE BALANCE:        $26,478,661
FIRST PAYMENT DATE:          05/1/2001
INTEREST RATE:               7.090%
AMORTIZATION:                360 months
ANTICIPATED REPAYMENT        NAP
DATE:
HYPERAMORTIZATION:           NAP
MATURITY DATE:               04/01/2011
EXPECTED MATURITY BALANCE:   $23,201,724
SPONSOR(S):                  TerraNet Investments, LC;
                             Esnet, Ltd.
INTEREST CALCULATION:        Actual/360
CALL PROTECTION:             24 months from the date of
                             securitization with U.S.
                             Treasury defeasance
                             thereafter. No prepayment
                             allowed until 3 months prior
                             to maturity.
LOAN PER SF:                 $147.87

UP-FRONT RESERVES:           RE Tax:     $56,981
ONGOING RESERVES(1):         RE Tax:     $11,396/month
                             TI/LC:      $7,500/month

LOCKBOX:                     None
-------------------------------------------------------------

-----------------------------------------------------------------
                      PROPERTY INFORMATION
-----------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:    Single Asset
PROPERTY TYPE:             Retail
PROPERTY SUB-TYPE:         Anchored
LOCATION:                  Provo, UT
YEAR BUILT/RENOVATED:      1998/NAP
OCCUPANCY(2):              97.1%
SQUARE FOOTAGE:            179,073
THE COLLATERAL:            2-level open air anchored retail
                           development
OWNERSHIP INTEREST:        Fee Simple

MAJOR TENANTS               % NRSF    RENT PSF       LEASE
                                                   EXPIRATION
Copelands Sports             22.6%     $11.50      01/31/2009
Borders                      13.4%     $12.00      08/31/2013
Eddie Bauer                   4.9%     $24.00      01/31/2009

PROPERTY MANAGEMENT:       TRS Partners, LLC

U/W NET OP. INCOME:        $3,235,480
U/W NET CASH FLOW:         $3,015,070
APPRAISED VALUE:           $37,500,000
CUT-OFF DATE LTV:          70.6%
MATURITY DATE LTV:         61.9%
DSCR:                      1.41x
-----------------------------------------------------------------

(1) The Shops at Riverwood Borrower is to escrow $7,500 monthly for tenant improvements and leasing commissions during the term of the Shops at Riverwood Loan.

(2) Occupancy percentage is based on a rent roll dated as of March 2, 2001.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

THE SHOPS AT RIVERWOOD LOAN

         THE LOAN. The fifth largest loan (the "Shops at Riverwood Loan") as evidenced by the Secured Promissory Note (the "Shops at Riverwood Note") is secured by a first priority Deed of Trust, Security Agreement and Assignment of Rents (the "Shops at Riverwood Mortgage") encumbering a 179,073 square foot regional shopping center known as the Shops at Riverwood, located in Provo, Utah (the "Shops at Riverwood Property"). The Shops at Riverwood Loan was originated on March 5, 2001, by or on behalf of PCF.

         THE BORROWER. The borrower is Terranet Investments, L.C., a Utah limited liability company (the "Shops at Riverwood Borrower") that owns no material asset other than the Shops at Riverwood Property and related interests. The Shops at Riverwood Borrower is owned by TRS Partners, LLC, a California limited liability company (49.75%), EsNet Properties, LC, a Utah limited liability company (49.75%) and TerraNet No. 1 Management, Inc., a Utah corporation (0.50%).

         THE PROPERTY. The Shops at Riverwood Property was originally constructed in 1998. The Shops at Riverwood Property consists of a 179,073 square foot regional shopping center which is anchored by a 40,534 square foot two-story Copelands Sports and a 24,000 square foot Borders Books. Other tenants include Gap, Eddie Bauer, Talbots, Abercrombie and Fitch, Ann Taylor and Jos. A. Banks. The Property is situated on approximately 15.86 acres and contains 835 parking spaces (4.66 spaces/1,000SF).

----------------------------------------------------------------------------------------------------------------
                                            LEASE ROLLOVER SCHEDULE
----------------------------------------------------------------------------------------------------------------
                                   WEIGHTED                                     % OF TOTAL
                     # OF        AVERAGE BASE      % OF TOTAL    CUMULATIVE     BASE RENTAL    CUMULATIVE % OF
                     LEASES      RENT PER SF      SQUARE FEET      % OF SF       REVENUES        TOTAL RENTAL
      YEAR          ROLLING        ROLLING          ROLLING        ROLLING        ROLLING      REVENUES ROLLING
----------------------------------------------------------------------------------------------------------------
     Vacant            2            $28.06            2.9%          2.9%           4.2%             4.2%
----------------------------------------------------------------------------------------------------------------
      2001             1            $17.00            1.3%          4.3%           1.2%             5.3%
----------------------------------------------------------------------------------------------------------------
      2002             2            $24.00            1.1%          5.4%           1.3%             6.7%
----------------------------------------------------------------------------------------------------------------
      2003             1            $27.00            0.8%          6.2%           1.1%             7.8%
----------------------------------------------------------------------------------------------------------------
      2004             2            $25.51            1.3%          7.5%           1.7%             9.6%
----------------------------------------------------------------------------------------------------------------
      2005             3            $24.10            3.1%          10.6%          3.8%             13.4%
----------------------------------------------------------------------------------------------------------------
      2006             7            $22.05           18.6%          29.2%          20.9%            34.3%
----------------------------------------------------------------------------------------------------------------
      2007            --              --              --            29.2%           --              34.3%
----------------------------------------------------------------------------------------------------------------
      2008             8            $27.54            7.9%          37.1%          11.1%            45.4%
----------------------------------------------------------------------------------------------------------------
      2009             8            $16.92           38.5%          75.6%          33.2%            78.6%
----------------------------------------------------------------------------------------------------------------
  2010 & Beyond        6            $17.25           24.4%         100.0%          21.4%           100.0%
----------------------------------------------------------------------------------------------------------------

         PROPERTY MANAGEMENT. The Shops at Riverwood Property is managed and leased by TRS Partners, LLC, which is an affiliate of the Shops at Riverwood Borrower. The management fees are subordinate to the Shops at Riverwood Loan.

         MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.   Not allowed.

         ADDITIONAL INDEBTEDNESS.  Not allowed.

         RELEASE OF PARCELS.  Not allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

--------------------------------------------------------------------------------
                         LOAN NO. 6 -- 116 JOHN STREET
--------------------------------------------------------------------------------

-------------------------------------------------------------
                      LOAN INFORMATION
-------------------------------------------------------------
ORIGINAL BALANCE:            $24,000,000
CUT-OFF DATE BALANCE:        $23,981,756
FIRST PAYMENT DATE:          05/01/2001
INTEREST RATE:               7.380%
AMORTIZATION:                360 months
ARD:                         NAP
HYPERAMORTIZATION:           NAP



MATURITY DATE:               04/01/2011
EXPECTED MATURITY BALANCE:   $21,169,284
SPONSOR(S):                  Norman Weisman
INTEREST CALCULATION:        Actual/360
CALL PROTECTION:             36-month lockout from the date
                             of origination with greater of
                             a yield maintenance amount and
                             1% of the amount prepaid until
                             the last 2 months preceding
                             the last month of the loan
                             term, during which the  loan
                             is prepayable with a yield
                             maintenance amount.  The loan
                             is freely prepayable during
                             the last one month of the loan
                             term.


LOAN PER SQUARE FOOT:        $71
UP-FRONT RESERVES(1):        RE Tax:           $194,814
                             TI/LC:            $1,275,000
                             Replacement:      $605,000
                             Insurance:        $7,976
ONGOING RESERVES(1):         RE Tax:           $48,704/month
                             Insurance:        $3,988/month

LOCKBOX(2):                  Springing to Hard
-------------------------------------------------------------

-----------------------------------------------------------------
                      PROPERTY INFORMATION
-----------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:    Single Asset
PROPERTY TYPE:             Office
PROPERTY SUB-TYPE:         Urban
LOCATION:                  New York, NY
YEAR BUILT/RENOVATED:      1931/1991-1999
OCCUPANCY(3):              96.6%
SQUARE FOOTAGE:            338,586
THE COLLATERAL:            A 35 story class B pre-war office building.
OWNERSHIP INTEREST:        Fee

MAJOR TENANTS               % NRSF    RENT PSF       LEASE
                                                   EXPIRATION
JYACC                        7.1%      $16.97      04/30/2003
McAllon & Friedman           6.1%      $25.00      12/31/2004
Arista Investors             5.3%      $23.00      05/31/2007


PROPERTY MANAGEMENT:       Williamson, Picket, Gross, Inc.

2000 NET OP. INCOME:       $3,838,372
U/W NET CASH FLOW:         $3,389,446
APPRAISED VALUE:           $50,000,000
CUT-OFF DATE LTV:          48%
MATURITY DATE LTV:         42.3%
DSCR:                      1.70x
-----------------------------------------------------------------

(1) An additional TI escrow $75,000 was held back at loan closing for tenant improvements, listed in an estoppel from Glazier Group, Inc., for which the tenant is entitled to reimbursement. Per the Property condition report, the estimated inflated Replacement Reserves for the Property are $0.18 PSF per year. Borrower escrowed all 10 years worth of Replacement Reserves upfront ($605,000); consequently, no monthly reserve is required.

(2) A lockbox will be established upon the following conditions: (a) the occurrence and continuance of an event of default under the Loan or (b) the DSCR is equal to or less than 1.10x. Once established, the lockbox will remain in place until the 116 John Street Loan has been paid in full.

(3)  Occupancy is based on the rent roll dated January 31, 2001.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

THE 116 JOHN STREET LOAN

         THE LOAN. The sixth largest loan (the "116 John Street Loan") is secured by a first priority mortgage encumbering an office building located at 116 John Street in New York City. The 116 John Street Loan was originated on March 22, 2001, by Bear Stearns.

         THE BORROWER. The Borrower is Hacienda Intercontinental Realty, Inc., a Delaware corporation.

         THE PROPERTY. The Property is a 35 story class B pre-war office building located on the southwest corner of Pearl Street in the downtown financial district of New York City. The Property consists of 338,586 SF and is considered to be a pre-war modernized office building constructed of face brick with floor plates ranging from 21,000 SF on the lower floors to 3,875 SF on the upper floors. There are 5 retail tenants, 17 storage tenants and 64 office tenants. The Property was built in 1931 and was purchased by the Borrower in 1981. Through 1999 the Borrower has made extensive refurbishments to the Property, including 2 major facade renovations and roof and window replacement.

-----------------------------------------------------------------------------------------------------------------------
                                               LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------------------------
                      # OF      WEIGHTED AVERAGE     % OF TOTAL                   % OF TOTAL BASE    CUMULATIVE % OF
                      LEASES    BASE RENT PER SF    SQUARE FEET    CUMULATIVE %   RENTAL REVENUES      TOTAL RENTAL
      YEAR           ROLLING         ROLLING          ROLLING      OF SF ROLLING      ROLLING        REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------------------
     Vacant            14              --               3.6%           3.6%             --                  --
-----------------------------------------------------------------------------------------------------------------------
 Month-to-Month        15             $10.01            2.0%           5.6%            1.0%                1.0%
-----------------------------------------------------------------------------------------------------------------------
      2001              9            $19.45             7.8%          13.5%            7.4%                8.4%
-----------------------------------------------------------------------------------------------------------------------
      2002             15            $19.15            21.3%          34.7%           19.7%               28.1%
-----------------------------------------------------------------------------------------------------------------------
      2003             12            $23.11             9.7%          44.5%           10.9%               39.0%
-----------------------------------------------------------------------------------------------------------------------
      2004             10            $23.45            17.1%          61.6%           19.4%               58.4%
-----------------------------------------------------------------------------------------------------------------------
      2005             10            $18.89            20.9%          82.4%           19.1%               77.6%
-----------------------------------------------------------------------------------------------------------------------
      2006              3            $16.75             3.1%          85.6%            2.5%               80.1%
-----------------------------------------------------------------------------------------------------------------------
      2007              7            $29.49            11.9%          97.5%           17.0%               97.1%
-----------------------------------------------------------------------------------------------------------------------
      2008              1            $19.00             1.3%          98.7%            1.2%               98.3%
-----------------------------------------------------------------------------------------------------------------------
      2009             --              --                 --          98.7%              --               98.3%
-----------------------------------------------------------------------------------------------------------------------
      2010              3            $28.00             1.3%         100.0%            1.7%              100.0%
-----------------------------------------------------------------------------------------------------------------------
  2011 & Beyond        --              --                 --         100.0%              --              100.0%
-----------------------------------------------------------------------------------------------------------------------

         PROPERTY MANAGEMENT. The Property is managed by Williamson, Picket, Gross, Inc ("WPG"). Based in New York City, WPG employs approximately 100 people, serving clients in New York metropolitan area and in other cities throughout North America, Europe, South America and Asia. WPG currently manages approximately 1,300,000 SF of office space in 5 buildings within New York City in addition to managing several residential buildings.

         MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.   Not allowed.

         ADDITIONAL INDEBTEDNESS.  Not allowed.

         RELEASE OF PARCELS.  Not allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

--------------------------------------------------------------------------------
                    LOAN NO. 7 -- THE SUMMIT AT WESTCHESTER
--------------------------------------------------------------------------------

-------------------------------------------------------------
                      LOAN INFORMATION
-------------------------------------------------------------
ORIGINAL BALANCE:            $21,500,000
CUT-OFF DATE BALANCE:        $19,985,605
FIRST PAYMENT DATE:          02/01/1996
INTEREST RATE:               9.250%
AMORTIZATION:                300 months
ANTICIPATED REPAYMENT        NAP
DATE:
HYPERAMORTIZATION:           NAP
MATURITY DATE:               01/01/2006
EXPECTED MATURITY BALANCE:   $17,935,827
SPONSOR(S):                  Reckson Associates Real Estate
                             Corp.
INTEREST CALCULATION:        30/360
CALL PROTECTION:             Currently open to prepayment,
                             in whole only, with a
                             prepayment premium equal to
                             the greater of a yield
                             maintenance amount and 1% of
                             the amount prepaid.
                             Prepayable at par after August
                             31, 2005.



LOAN PER SF:                 $87.30

UP-FRONT RESERVES:           None
ONGOING RESERVES(1):         TI/LC:      $20,000/month

LOCKBOX:                     None

-------------------------------------------------------------

-----------------------------------------------------------------
                      PROPERTY INFORMATION
-----------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:    Single Asset
PROPERTY TYPE:             Office
PROPERTY SUB-TYPE:         Suburban
LOCATION:                  Valhalla, NY
YEAR BUILT/RENOVATED:      1990/NAP
OCCUPANCY(2):              90.2%
SQUARE FOOTAGE:            228,920
THE COLLATERAL:            Four story suburban office building
OWNERSHIP INTEREST:        Fee Simple

MAJOR TENANTS               % NRSF    RENT PSF       LEASE
                                                   EXPIRATION
Prudential Insurance Co.    40.8%      $24.55    05/31/2002(3)
Nortel                      25.1%      $24.00      12/31/2006
BDO Seidman, LLP             5.6%      $25.00      12/31/2005

PROPERTY MANAGEMENT:       Reckson Associates
U/W NET OP. INCOME:        $3,313,924
U/W NET CASH FLOW:         $2,931,628
APPRAISED VALUE:           $38,700,000
CUT-OFF DATE LTV:          51.6%
MATURITY DATE LTV:         46.4%
DSCR:                      1.33x

-----------------------------------------------------------------

(1) The Borrower is required to fund $20,000 monthly into a TI/LC reserve until the balance of the reserve reaches $1,000,000. $1,000,000 from the TI/LC reserve has been released to the Borrower to reimburse it for expenses associated with the recent Nortel lease renewal. On April 1, 2001, Borrower shall recommence $20,000 monthly deposits into the TI/LC reserve, but will continue to make quarterly draw requests until such time as it has been reimbursed for all expenses incurred in connection with the Nortel renewal. A Cap Ex reserve of $1,907 per month will be collected if the Borrower is in default or the lender determines that the Property is not being maintained.

(2)  Based on a rent roll dated March 8, 2001.

(3) Prudential has the right to terminate its lease with respect to 39,682 rentable square feet (the entire 2nd floor and a portion of the 3rd floor) by notice given on or before May 31, 2001, which termination would be effective as of November 30, 2001.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

THE SUMMIT AT WESTCHESTER LOAN

         THE LOAN. The seventh largest loan (the "Summit at Westchester Loan") is secured by a mortgage and assignment of leases and rents encumbering a 228,920 square foot regional suburban office building located in Valhalla, New York. The Summit at Westchester Loan was originated on December 19, 1995, by Huntoon Hastings Capital Corp. and assigned to MSDWMC on December 29, 2000.

         THE BORROWER. The Borrower is Reckson Operating Partnership, L.P., a Delaware limited partnership that owns no material asset other than the Property and related interests. Reckson Associates Real Estate Corp. ("Reckson GP") is the general partner of the Borrower. Reckson GP is a self-managed, self-administered REIT specializing in the acquisition, leasing, financing, management and development of office and industrial properties. As of September 20, 2000, Reckson GP reported a $2.8 billion portfolio consisting of a reported 187 properties containing approximately 21 million square feet either owned and controlled, directly or indirectly, or under contract. Reckson GP is a publicly traded company (NYSE: RA).

         THE PROPERTY. The Property, located in Valhalla, New York, was constructed in 1990 and is located in the Summit at Westchester Office Park, one-quarter mile north of the intersection of Columbus Avenue and Stevens Avenue. The office park contains 3 buildings with a total of 690,000 square feet and is approximately 96% occupied. The Property consists of a 228,920 square foot, four story office building. The building contains a three story lobby that features a waterfall and pool. Other building amenities include a cafeteria, a fitness center, fiber optic communications and a four-level underground parking facility of 308,879 square feet.

-------------------------------------------------------------------------------------------------------------------------
                                                LEASE ROLLOVER SCHEDULE
-------------------------------------------------------------------------------------------------------------------------
                        # OF      WEIGHTED AVERAGE     % OF TOTAL                    % OF TOTAL BASE    CUMULATIVE % OF
                       LEASES     BASE RENT PER SF    SQUARE FEET    CUMULATIVE %    RENTAL REVENUES     TOTAL RENTAL
       YEAR            ROLLING         ROLLING          ROLLING      OF SF ROLLING       ROLLING       REVENUES ROLLING
-------------------------------------------------------------------------------------------------------------------------
      Vacant              3            $24.20              9.8%           9.8%              9.8%               9.8%
-------------------------------------------------------------------------------------------------------------------------
       2001               2            $19.87              3.5%          13.3%              2.9%              12.7%
-------------------------------------------------------------------------------------------------------------------------
       2002               2            $24.39             43.0%          56.3%             43.3%              56.0%
-------------------------------------------------------------------------------------------------------------------------
       2003              --              --                --            56.3%              --                56.0%
-------------------------------------------------------------------------------------------------------------------------
       2004              --              --                --            56.3%              --                56.0%
-------------------------------------------------------------------------------------------------------------------------
       2005               5            $24.66             11.4%          67.7%             11.6%              67.6%
-------------------------------------------------------------------------------------------------------------------------
       2006               2            $24.12             25.8%          93.4%             25.7%              93.3%
-------------------------------------------------------------------------------------------------------------------------
       2007              --              --                --            93.4%              --                93.3%
-------------------------------------------------------------------------------------------------------------------------
       2008              --              --                --            93.4%              --                93.3%
-------------------------------------------------------------------------------------------------------------------------
       2009              --              --                --            93.4%              --                93.3%
-------------------------------------------------------------------------------------------------------------------------
       2010               1            $24.25              3.7%          97.1%              3.7%              97.0%
-------------------------------------------------------------------------------------------------------------------------
   2011 & Beyond          1            $25.50              2.9%         100.0%              3.4%             100.0%
-------------------------------------------------------------------------------------------------------------------------

         PROPERTY MANAGEMENT.  The Property is managed by Reckson GP.

         MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.   Not allowed.

         ADDITIONAL INDEBTEDNESS.  Not allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

--------------------------------------------------------------------------------
                   LOAN NO. 8 -- MANSFIELD VILLAGE APARTMENTS
--------------------------------------------------------------------------------

-------------------------------------------------------------
                      LOAN INFORMATION
-------------------------------------------------------------
ORIGINAL BALANCE:            $18,000,000
CUT-OFF DATE BALANCE:        $17,936,627
FIRST PAYMENT DATE:          01/01/2001
INTEREST RATE:               7.530%
AMORTIZATION:                360 months
ANTICIPATED REPAYMENT        NAP
DATE:
HYPERAMORTIZATION:           NAP
MATURITY DATE:               12/01/2010
EXPECTED MATURITY BALANCE:   $15,936,473
SPONSOR(S):                  Leonard Wilf; Joseph Wilf;
                             Mike Roth; Rose Blumenkrantz

INTEREST CALCULATION:        Actual/360
CALL PROTECTION:             Earlier of 24 months from the
                             date of securitization or 4
                             years after the first payment of
                             principal and interest with U.S.
                             Treasury defeasance thereafter.
                             No prepayment allowed until 3
                             months prior to maturity.



LOAN PER UNIT:               $22,089.44

UP-FRONT RESERVES(1):        Cap Ex:     $75,000
ONGOING RESERVES:            RE Tax:     $62,647/month


LOCKBOX:                     None

-------------------------------------------------------------

-----------------------------------------------------------------
                      PROPERTY INFORMATION
-----------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:    Single Asset
PROPERTY TYPE:             Multifamily
PROPERTY SUB-TYPE:         Garden Apts.
LOCATION:                  Mansfield, NJ
YEAR BUILT/RENOVATED:      1980/Ongoing
OCCUPANCY(2):              95.0%
SQUARE FOOTAGE/UNITS:      812 Units
THE COLLATERAL:            73 two-story multi-family
                           residential complex
OWNERSHIP INTEREST:        Fee Simple








PROPERTY MANAGEMENT:       Ascot Properties

U/W NET OP. INCOME:        $3,277,864
U/W NET CASH FLOW:         $3,034,264
APPRAISED VALUE:           $37,000,000
CUT-OFF DATE LTV:          48.5%
MATURITY DATE LTV:         43.1%
DSCR:                      2.00x

-----------------------------------------------------------------

(1) The $75,000 escrow is an amount allocated to the cost to complete certain immediate repairs, which total cost is estimated to be $95,000.

(2)  Occupancy is based on the rent roll dated January 8, 2001.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

THE MANSFIELD VILLAGE LOAN

         THE LOAN. The eighth largest loan (the "Mansfield Village Loan") as evidenced by the Secured Promissory Note (the "Mansfield Village Note") is secured by a first priority Mortgage and Security Agreement (the "Mansfield Village Mortgage") encumbering 812 apartment units known as Mansfield Village Apartments, located in Mansfield, New Jersey (the "Mansfield Village Property"). The Mansfield Village Loan was originated on November 17, 2000, by or on behalf of PCF.

         THE BORROWER. The borrower is Minac Associates, a New Jersey general partnership (the "Mansfield Village Borrower") that owns no material asset other than the Mansfield Village Property and related interests. The Mansfield Village Borrower is owned by Leonard Wilf, Joseph Wilf, Mike Roth and Rose Blumenkrantz, each owning a 25% interest.

         THE PROPERTY. The Mansfield Village Property was originally constructed in 1980. The Mansfield Village Property consists of 73 two-story buildings containing a total of 812 units. The Mansfield Village Property is situated on approximately 102.75 acres and contains 1,600 parking spaces (1.97 spaces/unit).

         PROPERTY MANAGEMENT. The Mansfield Village Property is managed and leased pursuant to a verbal agreement by Ascot Properties, which is an affiliate of the Mansfield Village Borrower and is 100% owned by Michael Roth.

         MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.   Not allowed.

         ADDITIONAL INDEBTEDNESS.  Not allowed.

         RELEASE OF PARCELS. The Mansfield Village Borrower has the unilateral right to have released from the collateral certain unimproved land so that no less than 83.79 acres of land remain as collateral for the Mansfield Village Loan, upon satisfaction of various terms and conditions within the Mansfield Village Loan financing documents. Upon said release the Mansfield Village Borrower will no longer be a single asset entity, or a single purpose entity, and will be required to escrow for taxes for the released parcel during the term of the loan. In underwriting the Mansfield Village Loan, PCF did not value the land subject to the potential release.

         ENVIRONMENTAL. A secured creditor environmental insurance policy with a policy limit of $5,000,000 was purchased from American International Specialty Lines Insurance Company on behalf of the lender to mitigate risk relating to onsite underground storage tanks, some of which have been removed and some of which were abandoned in place. Testing revealed exposure to radon above legal limits. The Mansfield Village Borrower is to complete testing and remediation by July 1, 2001.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

--------------------------------------------------------------------------------
                      LOAN NO. 9 -- 200 CROSSING BOULEVARD
--------------------------------------------------------------------------------

-------------------------------------------------------------
                      LOAN INFORMATION
-------------------------------------------------------------
ORIGINAL BALANCE:            $17,900,000
CUT-OFF DATE BALANCE:        $17,887,058
FIRST PAYMENT DATE:          05/01/2001
INTEREST RATE:               7.630%
AMORTIZATION:                360 months
ANTICIPATED REPAYMENT DATE:  NAP
HYPERAMORTIZATION:           NAP
MATURITY DATE:               04/01/2011
EXPECTED MATURITY BALANCE:   $15,887,144
SPONSOR(S):                  National Development
                             Associates of New England

INTEREST CALCULATION:        Actual/360
CALL PROTECTION:             Lockout until the earlier of 4
                             years after loan origination
                             or 2 years after the date of
                             securitization, with U.S.
                             Treasury defeasance thereafter

LOAN PER SF:                 $144.54

UP-FRONT RESERVES(1):        TI/LC:       $500,000
                             Free Rent:    $187,712
                             RE Tax:       $52,958
ONGOING RESERVES(2):         RE Tax:        $11,566/month
                             Cap Ex:       $1,031/month
                             TI/LC:       $5,156/month

LOCKBOX:                     None
-------------------------------------------------------------


-----------------------------------------------------------------
                      PROPERTY INFORMATION
-----------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:   Single Asset
PROPERTY TYPE:            Office
PROPERTY SUB-TYPE:        Suburban
LOCATION:                 Framingham, Massachusetts
YEAR BUILT/RENOVATED:     2000/NAP
OCCUPANCY(3):             100.0%
SQUARE FOOTAGE:           123,750
THE COLLATERAL:           5 story office building and adjacent
                          ground leased parking area

OWNERSHIP INTEREST:       Fee/Leasehold

MAJOR TENANTS               % NRSF     RENT PSF       LEASE
                                                    EXPIRATION
Eprise Corporation           63.3%      $27.00      10/31/2010
Natural Microsystems         36.7%      $27.50      05/30/2012

PROPERTY MANAGEMENT:      National Development Asset Management
                          of New England Limited Partnership

U/W NET OP. INCOME:       $2,187,834
U/W NET CASH FLOW:        $2,049,434
APPRAISED VALUE:          $26,100,000
CUT-OFF DATE LTV:         68.5%
MATURITY DATE LTV:        60.9%
DSCR:                     1.35x

-----------------------------------------------------------------

(1) The Borrower posted a $500,000 up-front TI/ LC escrow at loan closing. The TI/LC reserve is capped at $1,000,000. After July 2004, the Borrower is entitled to release of the initial $500,000 escrow if the Eprise lease is assumed by, or sublet to, an entity rated BBB or higher, or if Eprise itself is purchased by, and its lease is assumed by, such a credit-rated entity. Additionally, the Borrower is entitled to release of $250,000 of the escrow if Eprise deposits additional lease security in that amount or subleases to a tenant meeting certain financial requirements.

     The Borrower posted a $187,712 up-front Free Rent reserve at loan closing. As long as no event of default has occurred, the Free Rent reserve will be used to pay debt service and, to the extent of any cash shortfall, to pay operating costs at the Property during any remaining free rent period. Both tenants received 6-month free rent periods on a portion of their space while fit-out work was done. All free rent periods expire on May 31, 2001. After the expiration of the free rent periods under both leases, any remaining balance in the Free Rent reserve will be refunded to the Borrower.

(2) The actual amount collected for the Real Estate Tax reserve depends on the actual real estate taxes to become due with respect to the Property. The amount noted is the actual current monthly collection. The Borrower must make monthly TI/LC deposits to the escrow account in the amount of $5,156 until May 1, 2005, and $9,281.25 thereafter through loan maturity. Monthly deposits to the Cap Ex reserve account are fixed at $1,031 per month for the loan term.

(3) Occupancy is based on the rent roll dated November 29, 2000.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

THE 200 CROSSING BLVD. LOAN

         THE LOAN. The ninth largest loan (the "200 Crossing Blvd. Loan") is secured by a first priority mortgage encumbering the 123,750 square foot regional office tower known as 200 Crossing Blvd., located in Framingham, Massachusetts. The 200 Crossing Blvd. Loan encumbers the fee and ground leased interests at the Property. The 200 Crossing Blvd. Loan was originated on March 14, 2001, by or on behalf of MSDWMC.

         THE BORROWER. The borrower is NDNE 9/90 200 Crossing Boulevard LLC, a Massachusetts limited liability company that owns no material assets other than the Property and related interests. The majority owner of the Borrower is an affiliate of National Development Associates, a Massachusetts-based real estate company that provides development, construction, asset management and investment acquisition services. National Development Associates has developed over 150 buildings and manages over 7 million square feet of space throughout the region. Key principals at the Borrower are Thomas Alperin, Theodore Tye and John O'Neill.

         THE PROPERTY. The Property is located in the 9/90 Corporate Center office park in Framingham, Massachusetts, at the intersection of routes 9 and 90 (the Mass. Pike). The Property was constructed in 2000 and consists of a 5-story office tower containing 123,750 square feet. The building is situated on approximately 6.8 acres and also includes 481 spaces of basement and surface parking. The portion of the Property that is ground leased consists of approximately 1.9 acres that is used for parking on the former Framingham landfill; the Town of Framingham has retained all environmental liability with respect to this parcel. The ground lease rent has been fully prepaid. The ground lease includes a purchase option at any time for $10 and expires in 2085.

         The Property is 100% leased to two tenants: Eprise Corporation and Natural Microsystems. Eprise develops software that helps companies manage the content of their Web sites; Natural Microsystems manufactures hardware and software to enable the development of computer telephony integration products. The Eprise lease expires by its terms on October 31, 2010; however, Eprise has the option to terminate the lease at the end of the seventh year with nine months' written notice and payment of six months' rent. The Natural Microsystems lease expires by its terms on May 30, 2012.

         PROPERTY MANAGEMENT. The Property is managed by the National Development Asset Management of New England Limited Partnership, which is an affiliate of the Borrower. The management agreement is subordinate and subject to the 200 Crossing Blvd. Loan.

         MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

         ADDITIONAL INDEBTEDNESS.  Not allowed.

         RELEASE OF PARCELS.  Not allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

--------------------------------------------------------------------------------
                      LOAN NO. 10 -- PRINCETON PLAZA MALL
--------------------------------------------------------------------------------

-------------------------------------------------------------
                      LOAN INFORMATION
-------------------------------------------------------------
ORIGINAL BALANCE:            $17,750,000
CUT-OFF DATE BALANCE:        $17,692,164
FIRST PAYMENT DATE:          01/01/2001
INTEREST RATE:               7.880%
AMORTIZATION:                360 months
ANTICIPATED REPAYMENT        NAP
DATE:
HYPERAMORTIZATION:           NAP
MATURITY DATE:               12/01/2010
EXPECTED MATURITY BALANCE:   $15,849,349
SPONSOR(S):                  David Chui; Peter Chui; Joseph
                             Chui; Benjamin Chui

INTEREST CALCULATION:        Actual/360
CALL PROTECTION:             Earlier of 24 months from the
                             date of securitization or 4
                             years after the first payment
                             of principal and interest with
                             U.S. Treasury defeasance
                             thereafter. No prepayment
                             allowed until 3 months prior to
                             maturity.



LOAN PER SF:                 $83.58
UP-FRONT RESERVES(1):        TI/LC:      $75,000
                             Cap Ex:     $229,915
                             RE Tax:     $83,255
ONGOING RESERVES(2):         Cap Ex:     $3,528/month
                             RE Tax:     $27,752/month
                             Insurance:  $2,309/month
LOCKBOX:                     None

-------------------------------------------------------------

-----------------------------------------------------------------
                      PROPERTY INFORMATION
-----------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:    Single Asset
PROPERTY TYPE:             Retail
PROPERTY SUB-TYPE:         Anchored
LOCATION:                  San Jose, CA
YEAR BUILT/RENOVATED:      1963/1995-1997
OCCUPANCY(3):              93.7%
SQUARE FOOTAGE:            211,684
THE COLLATERAL:            Single story community  retail center
OWNERSHIP INTEREST:        Fee Simple

MAJOR TENANTS                % NRSF     RENT         LEASE
                                          PSF      EXPIRATION
Mervyn's                      41.8%      $6.21     07/31/2017
Michael's Arts & Crafts        9.3%     $15.00     01/31/2004
Walgreens                      6.7%     $12.00     10/31/2030

PROPERTY MANAGEMENT:       Pan Cal Management
U/W NET OP. INCOME:        $2,162,063
U/W NET CASH FLOW:         $2,004,272
APPRAISED VALUE:           $26,750,000

CUT-OFF DATE LTV:          66.1%
MATURITY DATE LTV:         59.2%
DSCR:                      1.30x

-----------------------------------------------------------------

(1) The $75,000 TI/LC reserve is allocated to the releasing of 3,125 square feet to be vacated by Dandelions. The $229,915 Cap Ex reserve is an amount equal to 125% of the estimated cost to complete certain immediate repairs.

(2) The Cap Ex reserve is required monthly until the indebtedness is paid in full.

(3)  Occupancy percentage is based on a rent roll dated as of January 11, 2001.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $912,210,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-TOP2

THE PRINCETON PLAZA LOAN

         THE LOAN. The tenth largest loan (the "Princeton Plaza Loan") as evidenced by the Secured Promissory Note (the "Princeton Plaza Note") is secured by a first priority Deed of Trust, Security Agreement and Assignment of Rents (the "Princeton Plaza Mortgage") encumbering a 211,684 square foot community retail center known as Princeton Plaza, located in San Jose, California (the "Princeton Plaza Property"). The Princeton Plaza Loan was originated on November 2, 2000, by or on behalf of PCF.

         THE BORROWER. The Borrower is Pan Cal Princeton Plaza, LLC, a California limited liability company (the "Princeton Plaza Borrower") that owns no material asset other than the Princeton Plaza Property and related interests. The Princeton Plaza Borrower is owned by David Chui, Peter Chui, Joseph Chui and Benjamin Chui, each owning a 25% interest.

         THE PROPERTY. The Princeton Plaza Property, was originally constructed in 1963 and renovated in 1995. The Princeton Plaza Property consists of a 211,684 square foot community retail center anchored by Mervyn's, Michael's Arts & Crafts and Walgreens. The Princeton Plaza Property is situated on approximately 14.55 acres and contains a parking ratio of 4.44 spaces/1,000SF. The Princeton Plaza Borrower has the right (pursuant to certain conditions set forth in the Princeton Plaza Loan financing documents) to expand the Princeton Plaza Property so that the total square footage does not exceed 221,300 square feet.

---------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE
---------------------------------------------------------------------------------------------------------------
                                  WEIGHTED                                     % OF TOTAL
                  # OF          AVERAGE BASE      % OF TOTAL    CUMULATIVE     BASE RENTAL    CUMULATIVE % OF
                  LEASES        RENT PER SF      SQUARE FEET      % OF SF       REVENUES        TOTAL RENTAL
     YEAR          ROLLING        ROLLING          ROLLING        ROLLING        ROLLING      REVENUES ROLLING
---------------------------------------------------------------------------------------------------------------
    Vacant           11            $22.07            7.0%         7.0%          11.7%             11.7%
---------------------------------------------------------------------------------------------------------------
     2001            11            $18.80            8.0%        15.0%          11.5%             23.2%
---------------------------------------------------------------------------------------------------------------
     2002             6            $19.05            7.4%        22.4%          10.8%             34.0%
---------------------------------------------------------------------------------------------------------------
     2003             5            $17.92            4.4%        26.7%           6.0%             39.9%
---------------------------------------------------------------------------------------------------------------
     2004             4            $19.16           13.6%        40.4%          19.9%             59.8%
---------------------------------------------------------------------------------------------------------------
     2005             2            $21.73            2.6%        43.0%           4.4%             64.2%
---------------------------------------------------------------------------------------------------------------
     2006             2            $11.29            6.0%        49.0%           5.1%             69.4%
---------------------------------------------------------------------------------------------------------------
     2007             1            $15.60            0.8%        49.7%           0.9%             70.3%
---------------------------------------------------------------------------------------------------------------
     2008             3            $27.69            1.8%        51.5%           3.8%             74.1%
---------------------------------------------------------------------------------------------------------------
     2009            --              --              --          51.5%            --              74.1%
---------------------------------------------------------------------------------------------------------------
 2010 & Beyond        2            $7.01            48.5%       100.0%          25.9%            100.0%
---------------------------------------------------------------------------------------------------------------

         PROPERTY MANAGEMENT. The Princeton Plaza Property is managed by Pan Cal Management Company, which is an affiliate of the Princeton Plaza Borrower. The management fees are subordinate and subject to the Princeton Plaza Loan financing documents. Meacham/Openheimer is the leasing firm for the Princeton Plaza Property, which is not affiliated with the Princeton Plaza Borrower.

         MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.   Not allowed.

         ADDITIONAL INDEBTEDNESS.  Not allowed.

         RELEASE OF PARCELS.  Not allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                      STATEMENT REGARDING ASSUMPTIONS AS TO
               SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and prospectus supplement ("Offering Documents") and the then current version of the Information. The Offering Documents contain data that is current as of their publication date and after publication may no longer be complete or current. Contact your registered representative for the Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the information.

Any pricing estimates an Underwriter has supplied at your request (a) represent its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value such Underwriter assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that the Underwriters believe are reliable, but the Underwriters do not guarantee the accuracy of the underlying data or computations based thereon. The Underwriters and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Each Underwriter acts as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. An Underwriter shall not be a fiduciary or advisor unless it has agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from your registered representative.

DISCLAIMER

Prospective investors are advised to read carefully, and should rely solely on, the Prospectus Supplement dated May ____, 2001 and accompanying Prospectus dated April 23, 2001 (together, the "Prospectus") relating to the Certificates referred to below in making their investment decision.

This diskette accompanies and is a part of the Prospectus Supplement relating to the Commercial Mortgage Pass - Through Certificates Series 2001-TOP2 (the "Certificates"). The information set forth on this diskette is an electronic copy of the information set forth in Appendix II "Certain Characteristics of the Mortgage Loans" in the Prospectus. This diskette should be reviewed only in conjunction with the entire Prospectus. This diskette does not contain all relevant information relating to the Certificates. Such information is described elsewhere in the Prospectus.

Methodologies used in deriving certain information contained on this diskette are more fully described elsewhere in the Prospectus.

The information on this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value.

Prior to making any investment decision, a prospective investor must receive and should carefully review the Prospectus.


NOTHING IN THIS DISKETTE SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY CERTIFICATES.

APPENDIX II
CERTAIN CHARACTERSTICS OF THE MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE     MORTGAGE
LOAN NO.     LOAN SELLER(1)   PROPERTY NAME(2)                                   STREET ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
     1       BSCMI            Westin River North                                 320 North Dearborn Street
     2       MSDWMC           95 Greene Street                                   95 Greene Street
     3       MSDWMC           Grand Rapids-1451-300 M40                          1451-300 M40
     4       MSDWMC           Grand Rapids-4460 44th Street                      4460 44th Street
     5       MSDWMC           Grand Rapids-4490 44th Street                      4490 44th Street
     6       MSDWMC           Grand Rapids-7900 Logistic                         7900 Logistic
     7       MSDWMC           Grand Rapids-7458 Expressway                       7458 Expressway
     8       MSDWMC           Grand Rapids-4655 Patterson                        4655 Patterson Avenue
     9       MSDWMC           Grand Rapids-4633 Patterson                        4633 Patterson Avenue
    10       WFB              Fair Lakes Court North & South                     4300 & 4350 Fair Lakes Court
    11       WFB              Fair Lakes III                                     12600 Fair Lakes Circle
    12       WFB              Fair Lakes IV                                      12700 Fair Lakes Circle
    13       PCF              The Shops at Riverwoods                            4801 North University Avenue
    14       BSCMI            116 John Street                                    116 John Street
    15       MSDWMC           The Summit at Westchester                          200 Summit Lake Drive
    16       PCF              Mansfield Village Apartments                       59 Route 57 & Allen Road
    17       MSDWMC           200 Crossing Boulevard Office Building             200 Crossing Blvd
    18       PCF              Princeton Plaza Mall                               1375 Blossom Hill Road
    19       WFB              Santiago Villa                                     1075 Space Park Way
    20       MSDWMC           Hugh O'Neil Building                               655 Avenue of the Americas
    21       JHREF            Bel-Air Apartments                                 1200 102nd Avenue North
    22       PCF              3.2, 3.3, & 3.5 Tech Ridge                         400-500 CenterRidge Drive & 905 W Howard Lane
    23       WFB              615 Tasman                                         615 Tasman Drive & 1150 - 1160 Fair Oaks Avenue
    24       BSCMI            70/100 Inner Belt Road                             70/100 Inner Belt Road
    25       JHREF            499 Seventh Avenue                                 491-499 Seventh Avenue
    26       WFB              Hilton Garden Inn                                  804 E. El CamiNo Real
    27       PCF              410 Commerce Boulevard                             410 Commerce Boulevard
    28       BSCMI            North Attleboro Shopping Center                    1337 South Washington Street
    29       MSDWMC           Residence Inn by Marriott                          1501 California Circle
    30       PCF              Mountain Vista Center                              14647 South 50th Street
    31       WFB              1185 Campbell Avenue                               1185 Campbell Avenue
    32       PCF              Palmetto Club Apartments                           5320 West 80th Avenue
    33       PCF              Diagonal Tech Ctr                                  1625 and 1751 South Fordham Road
    34       WFB              455 Deguigne                                       455 De Guigne Drive
    35       WFB              Riverview                                          12481 Long Lake Drive
    36       WFB              Gun River East                                     687 10th Street
    37       WFB              Pontaluna Shores                                   1281 Pontaluna
    38       WFB              Maplewood MHP                                      6555 South Division
    39       WFB              Gun River West                                     1080 Miller Road
    40       WFB              Green Acres                                        14101 Sparta Avenue
    41       BSCMI            Albion Hotel                                       1650 James Avenue and 311 Lincoln Road
    42       WFB              Tireco                                             1540 Francisco Street
    43       PCF              Franklin Corporate Center                          5100 Franklin Drive
    44       WFB              Research Avenue                                    45401 Research Avenue
    45       BSCMI            Southgate Center                                   4501 Singer Court
    46       WFB              Ridgefield I & II                                  200 & 300 Ridgefield Court
    47       WFB              Ridgefield III                                     1200 Ridgefield Blvd.
    48       WFB              1601 McCarthy                                      1591-1601 McCarthy Boulevard
    49       PCF              The Gallery Shopping Center                        7420 Kingston Pike
    50       BSCMI            Days Inn                                           2522 North Dale Mabry Highway
    51       WFB              Cleveland Industrial Portfolio                     4650 West 160th Street, 4770, 4800 Van Epps Road,
                                                                                   220 Eastview Drive, 6892 Snowville Road
    52       PCF              Sequoia Commerce Center                            2140-90 190th Street & 19110-9430 Van Ness
    53       BSCMI            Exodus Office Building                             1920 East Maple Avenue
    54       WFB              Boca Design Center II                              3500NW Boca Raton Blvd
    55       WFB              Bon-Ton Department Store                           8 Galleria Mall
    56       WFB              Bon-Ton Distribution Facility                      600 Mt. Zion Road
    57       JHREF            Hollister Shopping Center                          13147 Northwest Freeway
    58       PCF              Trellis Pointe Apartments                          2000 Tellis Point Dr.
    59       MSDWMC           2 Park Central Drive                               2 Park Central Drive
    60       WFB              Quail Hollow Apartments                            20230 Grouse Way
    61       WFB              Parklane Senior Apartments                         680 East 100 South
    62       JHREF            1725 K Street, N.W.                                1725 K Street, N.W.
    63       BSCMI            The Audiffred Building                             100 The Embarcadero
    64       WFB              Cordova Shopping Center                            10635 Folsom Boulevard
    65       PCF              Marshall's & Linens N' Things                      200 Trotters Way
    66       PCF              Rolling Glen Apartments                            1521 -A Rolling Glen Drive
    67       JHREF            Buckingham Place Apartment Complex                 3080 West 8th Street
    68       BSCMI            Thornton Plaza                                     3904 E. 120th Avenue
    69       WFB              Sacramento Central Shopping Center                 1212, 1234 & 1250 Howe Avenue
    70       PCF              TBC Place I                                        4021 Stirrup Creek Drive
    71       WFB              International Trade Center                         520-530 McCormick Drive
    72       PCF              Springbrook Meadows Apartments                     1903 Springport Road
    73       JHREF            Kingstowne E, F & G                                5775, 5825 & 5875 Barclay Drive
    74       WFB              Valley View Farms Business Center                  13951-13957 Valley View Avenue & 14101 A-J
                                                                                   Rosecrans Avenue
    75       MSDWMC           Foothill Village Shopping Center                   9309-9359  Foothill Boulevard
    76       JHREF            Village Plaza Shopping Center                      NEC Tatum Boulevard & Cactus Road
    77       JHREF            Dominick's Grocery Store Property                  1822 Willow Road
    78       MSDWMC           Midtown Square Shopping Center                     1551 - 1591 Gause Boulevard
    79       WFB              Bossier Town Center                                3045 East Texas Street
    80       WFB              Optum Building                                     3330 Harbor Boulevard
    81       WFB              University Heights                                 3200 South Litzer Drive
    82       BSCMI            Huntington Center                                  7212 Edinger Avenue
    83       MSDWMC           Facey Medical Office                               23838 Valencia Boulevard
    84       WFB              Fridley Warehouse A & B                            7900-80 Main St. NE & 7901-81 Beech St. NE
    85       JHREF            Bed Bath & Beyond                                  84-86 Worcester Road & 53 (R) Porter Road
    86       WFB              Brandin Court                                      5005-5055 Brandin Court
    87       WFB              Bradshaw Office Building                           9750 Business Park Drive
    88       BSCMI            Paymentech                                         1 Northeastern Boulevard
    89       BSCMI            215-227 Needham Street                             215-227 Needham Street
    90       JHREF            Johnson Controls                                   46600 Port Street
    91       MSDWMC           Cypresswood Shopping Center                        18511 Kuykendahl Road
    92       WFB              Mesa Retail Center                                 201, 211, 225, & 233 East 17th Street
    93       MSDWMC           Towne Air Freight                                  900-952 West Fargo Avenue
    94       PCF              2200 Building                                      2200 SW 10th Street
    95       PCF              Storage USA                                        12190 Inwood Road
    96       PCF              Peakview Office Park Building A                    1221 West Mineral Avenue
    97       WFB              River City East                                    1760 Madison Avenue
    98       PCF              Magnolia Tyler Center                              10350-80 Magnolia Avenue/3730-90 Tyler Street
    99       MSDWMC           Earle M. Jorgensen Company Building                1800 Universal Avenue
   100       PCF              The Shops At Pleasant Hill Station                 2442 Pleasant Hill Road
   101       BSCMI            Dobbin Circle                                      6515-6525 Dobbin Road
   102       PCF              Clark Brothers Truck Terminal                      11201 Irving Park Road
   103       WFB              Cross Roads Shopping Center                        3033 West Parker Rd. and 3330 Independence Pkwy
   104       BSCMI            Chandler Gateway West Retail Center                Ray Road & Interstate 10
   105       BSCMI            Gateway Plaza                                      1375-1395 North Main Street
   106       MSDWMC           Vista Creek Shopping Center                        2240 South Stemmons Freeway (I-35E)
   107       PCF              Pocono Center                                      State Route 611
   108       WFB              Cascades South Office Building                     12040 South Lakes Drive
   109       WFB              Greenwood Oaks & Library Park Apartments           496 White House N. Dr. & 1613 Library Blvd.
   110       BSCMI            Greenwood Corner                                   8711-8745 US Hwy 31
   111       PCF              Highland Springs Apartments                        55 Northwoods Drive
   112       PCF              Kings Arms Apartments                              14 Byrne Court
   113       WFB              French Road Apartments                             3155 French Road
   114       BSCMI            301 East 66th Street                               301 East 66th Street
   115       BSCMI            Woodmoor Shopping Center                           10101-10149 Colesville Road, 20-50 East Univeristy
                                                                                   Boulevard, and 100 Lexington Drive
   116       BSCMI            Tribute Road Office Park                           1600-1700 Tribute Road
   117       BSCMI            Bryant Road Industrial                             1820-1850 Bryant Road
   118       MSDWMC           Santa Monica Connection                            7901 Santa Monica Blvd.
   119       BSCMI            Ridge Oaks                                         2300 Indian Hills Drive
   120       MSDWMC           Coldwell Banker Plaza                              20640-20678 Ventura Boulevard
   121       PCF              Mentor Corners Shopping Centrer                    8920, 8900 & 8800 Mentor Avenue
   122       WFB              One Sunrise Center                                 2893 Sunrise Blvd.,11500&11492 Sunrise Gold Circle
   123       WFB              Best Buy (Phoenix, AZ)                             9446 North Metro Parkway West
   124       WFB              Imperial-Beach Self Storage                        901 S. Beach Blvd.
   125       PCF              Mission Bell Manufacturing                         15750 Concord Circle
   126       WFB              Cheyenne Self Storage                              8650 W. Cheyenne Avenue
   127       PCF              Kroger Grocery Store                               1366 Poplar Avenue
   128       WFB              Mesa Rim Office Building                           6725 Mesa Ridge Road
   129       WFB              Grants Pass Retail                                 350 N.E. Agness Street
   130       WFB              Carolina Street                                    1736-1796 18th Street, 499 Carolina Street
   131       WFB              Leeward Business Center                            2646 Palma Drive
   132       WFB              Century Business Park                              7541-7551 Rosecrans Ave.
   133       PCF              Andersen Distribution                              10601 West 79th Street
   134       WFB              Security Self Storage                              111 S. Groesbeck Highway
   135       WFB              Colonial Manor MHP                                 3378 Appomattox Drive
   136       MSDWMC           Salisbury Commons                                  127 East North Pointe Drive
   137       WFB              Redwood Road                                       20990-21030 Redwood Road
   138       WFB              Park West Office Building                          7000 Bee Caves Road
   139       PCF              Walgreens Store                                    754 North Higley Road
   140       WFB              Clydesdale Court                                   179 Clydesdale Court
   141       WFB              Lunt Avenue                                        1200 Lunt Avenue
   142       WFB              Birchtree Apartments                               1601-1661 Pine St.
   143       WFB              DBL Realtors Building                              459-463 E. Colorado Blvd.
   144       WFB              Arden and Howe Retail Center                       1729-1751 Howe Avenue
   145       WFB              Twain Centre                                       3655, 3675, 3685 S. Decatur Blvd.
   146       WFB              Shawnee Gardens Apts                               6013 King Street
   147       WFB              San Gabriel Self Storage                           120-132 E. Las Tunas Dr.
   148       WFB              Columbine Family Practice Building                 7335 S. Pierce Street
   149       WFB              Rexburg Shopping Center                            100 West Main Street

                              Totals/Weighted Averages:

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE
LOAN NO.     CITY                      STATE            ZIP CODE          PROPERTY TYPE                PROPERTY SUB-TYPE
------------------------------------------------------------------------------------------------------------------------------------
     1       Chicago                    IL               60610            Hospitality                  Full Service
     2       Jersey City                NJ               07302            Office                       Urban
     3       Holland                    MI               49423            Industrial                   Flex Industrial
     4       Kentwood                   MI               49512            Industrial                   Warehouse
     5       Kentwood                   MI               49512            Industrial                   Warehouse
     6       Zeeland Township           MI               49464            Industrial                   Warehouse
     7       Byron Township             MI               49548            Industrial                   Warehouse
     8       Kentwood                   MI               49512            Industrial                   Warehouse
     9       Kentwood                   MI               49512            Industrial                   Warehouse
    10       Fairfax                    VA               22033            Office                       Suburban
    11       Fairfax                    VA               22033            Office                       Suburban
    12       Fairfax                    VA               22033            Office                       Suburban
    13       Provo                      UT               84604            Retail                       Anchored
    14       New York                   NY               10038            Office                       Urban
    15       Valhalla                   NY               10595            Office                       Suburban
    16       Mansfield                  NJ               07840            Multifamily                  Garden
    17       Framingham                 MA               01701            Office                       Suburban
    18       San Jose                   CA               95118            Retail                       Anchored
    19       Mountain View              CA               94043            Mobile Home Park             Mobile Home Park
    20       New York                   NY               10010            Office                       Urban
    21       St. Petersburg             FL               33716            Multifamily                  Garden
    22       Austin                     TX               78753            Industrial                   Light Industrial
    23       Sunnyvale                  CA               94089            Office                       Suburban
    24       Somerville                 MA               02143            Industrial                   Warehouse
    25       New York                   NY               10014            Office                       Urban
    26       Mountain View              CA               94040            Hospitality                  Full Service
    27       Carlstadt                  NJ               07072            Industrial                   Warehouse
    28       North Attleboro            MA               02760            Retail                       Anchored
    29       Milpitas                   CA               95035            Hospitality                  Extended Stay
    30       Phoenix                    AZ               85044            Industrial                   Flex Industrial
    31       San Jose                   CA               95126            Industrial                   Light Industrial
    32       Arvada                     CO               80003            Multifamily                  Garden
    33       Longmont                   CO               80503            Industrial                   Flex Industrial
    34       Sunnyvale                  CA               94086            Industrial                   Flex Industrial
    35       Sparta                     MI               49345            Mobile Home Park             Mobile Home Park
    36       Plainwell                  MI               49080            Mobile Home Park             Mobile Home Park
    37       Norton Shores              MI               49456            Mobile Home Park             Mobile Home Park
    38       Grand Rapids               MI               49548            Mobile Home Park             Mobile Home Park
    39       Plainwell                  MI               49080            Mobile Home Park             Mobile Home Park
    40       Kent City                  MI               49330            Mobile Home Park             Mobile Home Park
    41       Miami                      FL               33139            Hospitality                  Boutique
    42       Los Angeles                CA               90502            Industrial                   Warehouse
    43       Pleasanton                 CA               94588            Office                       Suburban
    44       Fremont                    CA               94539            Industrial                   Flex Industrial
    45       Chantilly                  VA               20151            Office                       Suburban
    46       Asheville                  NC               28806            Office                       Suburban
    47       Asheville                  NC               28806            Office                       Suburban
    48       Milpitas                   CA               95035            Industrial                   Flex Industrial
    49       Knoxville                  TN               37919            Retail                       Unanchored
    50       Tampa                      FL               33607            Hospitality                  Limited Service
    51       Cleveland, Brookville
               Height, Brecksville      OH        44135, 44131, 44141     Industrial                   Warehouse
    52       Torrance                   CA               90501            Industrial                   Warehouse
    53       El Segundo                 CA               90245            Office                       Urban
    54       Boca Raton                 FL               33431            Industrial                   Light Industrial
    55       York                       PA               17402            Retail                       Big Box
    56       York                       PA               17402            Industrial                   Warehouse
    57       Houston                    TX               77040            Retail                       Unanchored
    58       Holly Springs              NC               27540            Multifamily                  Garden
    59       Southborough               MA               01772            Office                       Suburban
    60       Sonora                     CA               95370            Multifamily                  Low-Rise
    61       Salt Lake City             UT               84102            Multifamily                  Senior Housing
    62       Washington                 DC               20036            Office                       Urban
    63       San Francisco              CA               94105            Office                       Urban
    64       Rancho Cordova             CA               95670            Retail                       Anchored
    65       Freehold                   NJ               07728            Retail                       Anchored
    66       Boothwyn                   PA               19061            Multifamily                  Garden
    67       Waukegan                   IL               60085            Multifamily                  Garden
    68       Thornton                   CO               80241            Retail                       Anchored
    69       Sacramento                 CA               95825            Retail                       Anchored
    70       Durham                     NC               27560            Office                       Suburban
    71       Glen Burnie                MD               21061            Industrial                   Flex Industrial
    72       Blackman                   MI               49202            Multifamily                  Garden
    73       Alexandria                 VA               22315            Industrial                   Flex Industrial
    74       La Mirada                  CA               90638            Industrial                   Light Industrial
    75       Rancho Cucamonga           CA               91730            Retail                       Unanchored
    76       Phoenix                    AZ               85032            Retail                       Anchored
    77       Northfield                 IL               60093            Retail                       Anchored
    78       Slidell                    LA               70458            Retail                       Anchored
    79       Bossier City               LA               71111            Retail                       Anchored
    80       Costa Mesa                 CA               92626            Office                       Suburban
    81       Flagstaff                  AZ               86001            Multifamily                  Garden
    82       Huntington Beach           CA               92647            Retail                       Anchored
    83       Valencia                   CA               91355            Office                       Medical
    84       Fridley                    MN               55432            Industrial                   Warehouse
    85       Framingham/Natick          MA               01701            Retail                       Anchored
    86       Fremont                    CA               94538            Industrial                   Flex Industrial
    87       Sacramento                 CA               95827            Office                       Suburban
    88       Salem                      NH               03079            Office                       Suburban
    89       Newton                     MA               02129            Retail                       Anchored
    90       Plymouth                   MI               41870            Industrial                   Light Industrial
    91       Houston                    TX               77379            Retail                       Anchored
    92       Costa Mesa                 CA               92627            Retail                       Anchored
    93       Elk Grove Village          IL               60007            Industrial                   Warehouse
    94       Deerfield Beach            FL               33442            Office                       Suburban
    95       Dallas                     TX               75244            Self Storage                 Self Storage
    96       Littleton                  CO               80120            Office                       Suburban
    97       Mankato                    MN               56001            Retail                       Shadow/Weak Anchored
    98       Riverside                  CA               92505            Retail                       Anchored
    99       Kansas City                MO               64120            Industrial                   Warehouse
   100       Duluth                     GA               30096            Retail                       Unanchored
   101       Columbia                   MD               21045            Retail                       Anchored
   102       Franklin Park              IL               60106            Industrial                   Warehouse
   103       Plano                      TX               75023            Retail                       Unanchored
   104       Chandler                   AZ               85226            Retail                       Shadow/Weak Anchored
   105       Randolph                   MA               02368            Retail                       Shadow/Weak Anchored
   106       Lewisville                 TX               75067            Retail                       Unanchored
   107       Stroudsburg                PA               18360            Retail                       Shadow/Weak Anchored
   108       Reston                     VA               22091            Office                       Suburban
   109       Greenwood                  IN               46143            Multifamily                  Garden
   110       Indianapolis               IN               46227            Retail                       Unanchored
   111       Atlanta                    GA               30342            Multifamily                  Garden
   112       Wayne                      NJ               07470            Multifamily                  Garden
   113       Beaumont                   TX               77706            Multifamily                  Garden
   114       New York                   NY               10021            Retail                       Shadow/Weak Anchored
   115       Silver Spring              MD               20901            Retail                       Shadow/Weak Anchored
   116       Sacramento                 CA               95815            Office                       Suburban
   117       Lexington                  KY               40509            Industrial                   Warehouse
   118       West Hollywood             CA               90046            Retail                       Unanchored
   119       Sioux City                 IA               51104            Multifamily                  Low-Rise
   120       Woodland Hills             CA               91364            Retail                       Unanchored
   121       Mentor                     OH               44060            Retail                       Unanchored
   122       Rancho Cordova             CA               95742            Industrial                   Flex Industrial
   123       Phoenix                    AZ               85051            Retail                       Big Box
   124       La Habra                   CA               90631            Self Storage                 Self Storage
   125       Morgan Hill                CA               95037            Industrial                   Light Industrial
   126       Las Vegas                  NV               89129            Self Storage                 Self Storage
   127       Memphis                    TN               38104            Retail                       Free Standing
   128       San Diego                  CA               92121            Office                       Suburban
   129       Grants Pass                OR               97526            Retail                       Shadow/Weak Anchored
   130       San Francisco              CA               94107            Industrial                   Flex Industrial
   131       Ventura                    CA               93003            Industrial                   Flex Industrial
   132       Paramount                  CA               90723            Industrial                   Warehouse
   133       Shawnee                    KS               66214            Industrial                   Warehouse
   134       Mt. Clemens                MI               48043            Self Storage                 Self Storage
   135       Erlanger                   KY               41018            Mobile Home Park             Mobile Home Park
   136       Salisbury                  MD               21801            Retail                       Shadow Anchored
   137       Castro Valley              CA               94546            Office                       Suburban
   138       Austin                     TX               78746            Office                       Suburban
   139       Gilbert                    AZ               85234            Retail                       Free Standing
   140       Grass Valley               CA               95945            Industrial                   Light Industrial
   141       Elk Grove Village          IL               60007            Industrial                   Warehouse
   142       Concord                    CA               94520            Multifamily                  Low-Rise
   143       Pasadena                   CA               91101            Office                       Suburban
   144       Sacramento                 CA               95825            Retail                       Unanchored
   145       Las Vegas                  NV               89103            Retail                       Unanchored
   146       Shawnee                    KS               66203            Multifamily                  Low-Rise
   147       San Gabriel                CA               91776            Self Storage                 Self Storage
   148       Littleton                  CO               80128            Office                       Medical
   149       Rexburg                    ID               83440            Retail                       Shadow/Weak Anchored

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE                                                                      PERCENT     PERCENT LEASED
LOAN NO.       UNITS/SF         YEAR BUILT         YEAR RENOVATED            LEASED(3)     AS OF DATE(3)      SECURITY TYPE(4)
------------------------------------------------------------------------------------------------------------------------------------
     1                 424         1987               1998-1999                 89.0%       10/01/2000        Fee
     2             300,000         1958                 2000                   100.0%       12/20/2000        Fee
     3             253,750         1998                  NAP                   100.0%       04/04/2001        Fee
     4             200,000         1997                  NAP                   100.0%       04/04/2001        Fee
     5             231,250         2000                  NAP                   100.0%       04/04/2001        Fee
     6             206,250         1996                  NAP                   100.0%       04/04/2001        Fee
     7             207,200         1998                  NAP                    99.3%       04/04/2001        Fee
     8             184,525         1998                  NAP                    97.6%       04/04/2001        Fee
     9             155,000         1999                  NAP                   100.0%       04/04/2001        Fee
    10             264,460         1988                  NAP                   100.0%       01/01/2001        Fee
    11              74,244         1989                  NAP                   100.0%       01/01/2001        Fee
    12              75,044         1989                  NAP                   100.0%       01/01/2001        Fee
    13             179,073         1998                  NAP                    97.1%       03/02/2001        Fee
    14             338,586         1931               1991/1999                 96.6%       01/31/2001        Fee
    15             228,920         1990                  NAP                    90.2%       03/08/2001        Fee
    16                 812         1980               On-going                  95.0%       01/08/2001        Fee
    17             123,750         2000                  NAP                   100.0%       11/29/2000        Fee/Leasehold
    18             211,684         1963               1995-1997                 93.7%       01/11/2001        Fee
    19                 358         1969                 1995                   100.0%       11/30/2000        Fee
    20             106,000         1875                 1999                   100.0%       02/05/2001        Fee
    21                 528         1973               1994-1997                 88.5%       10/02/2000        Fee
    22             340,076         2000                  NAP                   100.0%       12/29/2000        Fee
    23             106,688      1980/1985               1999                   100.0%       11/20/2000        Fee
    24             276,302         1969                 2000                    95.7%       03/07/2001        Fee
    25             163,059      1925/1930               1985                   100.0%       11/03/2000        Fee
    26                 160         1999                  NAP                    75.3%       12/31/2000        Fee
    27             280,746         1983                  NAP                   100.0%       02/08/2001        Fee
    28             120,241         1999                 2000                   100.0%       10/25/2000        Fee
    29                 120         1997                  NAP                    90.3%       09/30/2000        Fee
    30             133,600      1999-2000                NAP                   100.0%       01/08/2001        Fee
    31             129,368         1940                 2000                   100.0%       12/27/2000        Fee
    32                 195         1986                  NAP                    96.9%       01/17/2001        Fee
    33             123,200      1998-1999                NAP                    91.9%       01/04/2001        Fee
    34              53,404         1972                 2000                   100.0%       01/09/2001        Fee
    35                 157      1965/1981                NAP                    98.7%       11/30/2000        Fee
    36                 163      1971/1996                NAP                    95.1%       11/30/2000        Fee
    37                 139         1967                  NAP                    86.3%       11/30/2000        Fee
    38                 124    1960/1980/1983             NAP                    88.7%       11/30/2000        Fee
    39                  61         1971                  NAP                    95.1%       11/30/2000        Fee
    40                  54         1973                  NAP                   100.0%       11/30/2000        Fee
    41                  96         1939               1996-1998                 66.6%       07/31/2000        Fee
    42             203,056         2000                  NAP                   100.0%       12/31/2000        Fee
    43              64,405         2000                  NAP                   100.0%       02/27/2001        Fee
    44             107,000         1996                  NAP                   100.0%       01/08/2001        Fee
    45              99,228         2000                  NAP                   100.0%       10/18/2000        Fee
    46             124,564         1987                 1989                    88.9%       11/16/2000        Fee
    47              55,640         1998                  NAP                    94.4%       11/16/2000        Fee
    48              47,912         1981                 2000                   100.0%       01/05/2001        Fee
    49             100,403         1984                  NAP                   100.0%       01/26/2001        Fee
    50                 293      1965-1967               1998                    64.9%       07/31/2000        Fee
    51             548,414    1972/1973/1975             NAP                    93.7%       12/22/2000        Fee
    52             275,734      1972-1976                NAP                   100.0%       12/31/2000        Fee
    53             106,160         1956                 2000                   100.0%       11/15/2000        Fee
    54             114,175         1999                  NAP                    99.8%       12/01/2000        Fee
    55             131,915         1989                  NAP                   100.0%       02/23/2001        Fee
    56             169,422         1988                  NAP                   100.0%       02/23/2001        Fee
    57              86,150         1997                  NAP                   100.0%       11/01/2000        Fee
    58                 136      1998/1999                NAP                    94.9%       02/12/2001        Fee
    59              49,497         2000                  NAP                   100.0%       11/20/2000        Fee
    60                 252         1986                  NAP                    96.8%       12/01/2000        Fee
    61                  94         1987                  NAP                    96.8%       11/27/2000        Fee
    62             155,117         1959                 1995                    95.0%       10/25/2000        Fee
    63              24,908         1889               1992-1993                100.0%       12/27/2000        Fee
    64              55,255         2000                  NAP                   100.0%       12/08/2000        Fee
    65              61,700         1995                  NAP                   100.0%       12/22/2000        Fee
    66                 190         1969                  NAP                   100.0%       12/29/2000        Fee
    67                 166         1998                  NAP                    98.0%       09/29/2000        Fee
    68             124,420         1981                 2000                    97.3%       02/01/2001        Fee
    69             142,040         1965                 1989                   100.0%       11/29/2000        Fee/Leasehold
    70              82,403      1999-2000                NAP                   100.0%       03/01/2001        Fee
    71             106,637         1999                  NAP                   100.0%       02/08/2001        Fee
    72                 152      1998-1999                NAP                    98.7%       02/26/2001        Fee
    73             131,889      1990/1997                NAP                   100.0%       10/02/2000        Fee
    74             135,284         2000                  NAP                   100.0%       10/25/2000        Fee
    75              87,403         1989                  NAP                    99.0%       12/31/2000        Fee
    76              76,253      1978-1980               1992                   100.0%       08/29/2000        Fee
    77              47,726         1995                  NAP                   100.0%       03/21/1995        Fee
    78             152,547         1977                 1997                    97.6%       10/02/2000        Fee
    79             150,448         1972                 1999                   100.0%       01/16/2001        Fee
    80              53,908         1989                  NAP                   100.0%       01/03/2001        Fee
    81                 208         1985                 1989                    97.5%       11/16/2000        Fee
    82             110,244         1964                 1989                   100.0%       11/01/2000        Leasehold
    83              43,732         1996                  NAP                   100.0%       11/30/2000        Fee
    84             194,040         1974                  NAP                    95.2%       12/19/2000        Fee
    85              60,138         1976                 1996                   100.0%       12/31/2000        Fee
    86              72,282         1985                  NAP                   100.0%       01/16/2001        Fee
    87              69,283         1985                  NAP                    95.1%       12/18/2000        Fee
    88              46,500         2000                  NAP                   100.0%       12/14/1999        Fee
    89              32,269         1960                 1992                   100.0%       11/27/2000        Fee
    90             134,160         1996                  NAP                   100.0%       09/01/2000        Fee
    91              81,273         1980                  NAP                    98.0%       12/31/2000        Fee
    92              60,542         1952                 1982                    87.0%       11/01/2000        Fee
    93              46,672         1980                  NAP                   100.0%       10/31/2000        Fee
    94              50,000         1995                 2000                   100.0%       01/30/2001        Fee
    95              77,475      1997-1998                NAP                    96.1%       03/08/2001        Fee
    96              45,320      2000-2001                NAP                   100.0%       02/15/2001        Fee
    97             124,027         1971                 2000                    94.4%       11/09/2000        Fee
    98              85,677      1970-1972                NAP                   100.0%       01/24/2001        Fee
    99             120,855         1991                 1998                   100.0%       12/12/2000        Fee
   100              24,470         2000                  NAP                   100.0%       12/15/2000        Fee
   101              64,091         1991                  NAP                   100.0%       12/01/2000        Fee
   102              26,633         2000                  NAP                   100.0%       02/16/2001        Fee
   103              69,343         1985                  NAP                    97.6%       11/01/2000        Fee
   104              24,582         2000                  NAP                   100.0%       11/08/2000        Fee
   105              23,730      1958/1978             2000-2001                100.0%       12/19/2000        Fee
   106              20,773         2000                  NAP                   100.0%       12/01/2000        Fee
   107              31,500         2000                  NAP                   100.0%       12/22/2000        Fee
   108              32,011         1985                  NAP                   100.0%       12/15/2000        Fee
   109                  86      1988/1993                NAP                    94.2%       01/01/2001        Fee
   110              50,739         1985                  NAP                   100.0%       09/01/2000        Fee
   111                  66         1969                 2000                    98.5%       12/31/2000        Fee
   112                 148         1966                  NAP                    97.3%       02/01/2001        Fee
   113                 200         1971                  NAP                    92.0%       11/30/2000        Fee
   114              24,237         1956                  NAP                   100.0%       01/01/2001        Fee
   115              68,053         1954                 2000                    96.4%       01/04/2001        Fee
   116              80,127      1977-1978             1998-1999                100.0%       01/30/2001        Fee
   117             101,600         2000                  NAP                    80.7%       01/17/2001        Fee
   118              20,830         1990                  NAP                    97.1%       12/04/2000        Fee
   119                 132         1975                 2000                    88.6%       01/10/2001        Fee
   120              27,760         1989                  NAP                    88.3%       11/01/2000        Fee
   121              42,625      1987/1989                NAP                   100.0%       01/29/2001        Fee
   122              45,203         1984                  NAP                    93.1%       01/01/2001        Fee
   123              64,193         1992                  NAP                   100.0%       12/29/2000        Fee
   124              59,460         1986                  NAP                    91.3%       01/31/2001        Fee
   125              61,684         1985                  NAP                   100.0%       01/10/2001        Fee
   126              66,514         1997                  NAP                    97.0%       10/09/2000        Fee
   127              49,296         1988                  NAP                   100.0%       02/15/2001        Fee
   128              32,360         1986                 1999                   100.0%       11/21/2000        Fee
   129              48,900         1998                 2000                    97.1%       12/11/2000        Fee
   130              24,715         1984                 2000                   100.0%       09/21/2000        Fee
   131              74,573         1984                 1999                   100.0%       11/01/2000        Fee
   132              72,731         1988                  NAP                    88.4%       12/28/2000        Fee
   133              79,500         1990                  NAP                   100.0%       01/03/2001        Fee
   134              65,500         1998                  NAP                    92.0%       11/14/2000        Fee
   135                 212         1970                  NAP                   100.0%       11/17/2000        Fee
   136              27,500         2000                  NAP                   100.0%       12/26/2000        Fee
   137              33,784         1985                  NAP                    85.9%       10/19/2000        Fee
   138              18,607         2000                  NAP                   100.0%       11/03/2000        Fee
   139              15,120         2001                  NAP                   100.0%       01/29/2001        Leasehold
   140              44,751         1990                  NAP                   100.0%       10/11/2000        Fee
   141              55,266      1966/1976                NAP                   100.0%       12/28/2000        Fee
   142                  43         1986                  NAP                   100.0%       11/17/2000        Fee
   143               9,592         1929                 2000                   100.0%       11/16/2000        Fee
   144              14,032         1970                 2000                    88.7%       12/21/2000        Fee
   145              21,264         1993                  NAP                   100.0%       10/12/2000        Fee
   146                  48         1965                 1996                    96.0%       12/27/2000        Fee
   147              23,177         1953                 1988                    98.9%       11/24/2000        Fee
   148              10,727         1987                  NAP                   100.0%       12/27/2000        Fee
   149              10,800         1998                  NAP                   100.0%       02/21/2001        Fee

----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE           RELATED                      ORIGINAL             CUT-OFF DATE          CUT-OFF DATE BALANCE
LOAN NO.        BORROWER LIST                    BALANCE                BALANCE(5)               PER UNIT OR SF     NOTE DATE
----------------------------------------------------------------------------------------------------------------------------------
     1                                       $55,000,000              $55,000,000                      $129,717    12/15/2000
     2                                       $42,000,000              $41,964,888                          $140    03/23/2001
     3        4, 5, 6, 7, 8, 9                $9,406,716               $9,380,748                           $29    12/28/2000
     4        3, 5, 6, 7, 8, 9                $8,650,950               $8,627,068                           $29    12/28/2000
     5        3, 4, 6, 7, 8, 9                $5,443,353               $5,428,326                           $29    12/28/2000
     6        3, 4, 5, 7, 8, 9                $4,693,761               $4,680,803                           $29    12/28/2000
     7        3, 4, 5, 6, 8, 9                $4,680,077               $4,667,157                           $29    12/28/2000
     8        3, 4, 5, 6, 7, 9                $4,585,528               $4,572,869                           $29    12/28/2000
     9        3, 4, 5, 6, 7, 8                $4,377,615               $4,365,530                           $29    12/28/2000
    10                                       $24,000,000              $23,903,689                           $96    02/07/2001
    11                                        $8,000,000               $7,967,896                           $96    02/07/2001
    12                                        $8,000,000               $7,967,896                           $96    02/07/2001
    13                                       $26,500,000              $26,478,661                          $148    03/05/2001
    14                                       $24,000,000              $23,981,756                           $71    03/21/2001
    15                                       $21,500,000              $19,985,605                           $87    12/19/1995
    16                                       $18,000,000              $17,936,627                       $22,089    11/17/2000
    17                                       $17,900,000              $17,887,058                          $145    03/14/2001
    18                                       $17,750,000              $17,692,164                           $84    11/02/2000
    19                                       $16,800,000              $16,752,585                       $46,795    12/06/2000
    20                                       $16,400,000              $16,400,000                          $155    04/05/2001
    21                                       $16,071,800              $15,891,425                       $30,097    12/14/1999
    22                                       $15,500,000              $15,430,235                           $45    12/07/2000
    23                                       $14,625,000              $14,625,000                          $137    01/16/2001
    24                                       $14,500,000              $14,500,000                           $52    02/09/2001
    25                                       $14,512,500              $13,738,294                           $84    12/22/1997
    26                                       $12,500,000              $12,454,328                       $77,840    01/22/2001
    27                                       $11,800,000              $11,670,487                           $42    09/15/2000
    28                                       $11,000,000              $10,972,554                           $91    01/24/2001
    29                                       $11,000,000              $10,875,661                       $90,631    01/24/2000
    30                                       $10,875,000              $10,843,749                           $81    12/08/2000
    31                                       $10,650,000              $10,612,449                           $82    01/10/2001
    32                                       $10,500,000              $10,487,764                       $53,783    01/24/2001
    33                                       $10,350,000              $10,317,831                           $84    11/13/2000
    34                                       $10,200,000              $10,164,189                          $190    01/05/2001
    35                                        $2,730,000               $2,716,409                       $14,469    08/08/2000
    36                                        $2,540,000               $2,527,355                       $14,469    08/08/2000
    37                                        $1,600,000               $1,592,035                       $14,469    08/08/2000
    38                                        $1,570,000               $1,562,184                       $14,469    08/08/2000
    39                                          $910,000                 $905,470                       $14,469    08/08/2000
    40                                          $800,000                 $796,017                       $14,469    08/08/2000
    41                                       $10,000,000               $9,972,975                      $103,885    03/14/2001
    42                                       $10,000,000               $9,957,379                           $49    12/15/2000
    43                                        $9,875,000               $9,863,228                          $153    03/02/2001
    44                                        $9,600,000               $9,572,960                           $89    11/17/2000
    45                                        $9,400,000               $9,376,943                           $94    01/04/2001
    46                                        $5,465,000               $5,465,000                           $50    01/25/2001
    47                                        $3,535,000               $3,535,000                           $50    01/25/2001
    48                                        $8,800,000               $8,750,153                          $183    01/23/2001
    49                                        $8,750,000               $8,719,929                           $87    01/26/2001
    50                                        $8,645,000               $8,611,929                       $29,392    12/21/2000
    51                                        $8,500,000               $8,434,157                           $15    12/21/2000
    52                                        $8,150,000               $8,150,000                           $30    11/21/2000
    53                                        $7,500,000               $7,491,867                           $71    03/22/2001
    54                                        $7,500,000               $7,479,626                           $66    12/22/2000
    55                                        $4,260,750               $4,255,299                           $25    02/13/2001
    56                                        $3,214,250               $3,210,138                           $25    02/13/2001
    57                                        $7,700,000               $7,404,552                           $86    07/07/1998
    58                                        $7,400,000               $7,400,000                       $54,412    02/13/2001
    59                                        $7,300,000               $7,234,629                          $146    01/18/2001
    60                                        $7,250,000               $7,216,630                       $28,637    12/21/2000
    61                                        $7,000,000               $6,982,535                       $74,282    12/18/2000
    62                                        $7,400,000               $6,940,768                           $45    11/11/1996
    63                                        $6,900,000               $6,894,617                          $277    03/20/2001
    64                                        $6,850,000               $6,830,589                          $124    12/08/2000
    65                                        $6,800,000               $6,769,975                          $110    12/22/2000
    66                                        $6,750,000               $6,728,107                       $35,411    12/21/2000
    67                                        $6,700,000               $6,537,745                       $39,384    10/12/1998
    68                                        $6,500,000               $6,500,000                           $52    04/06/2001
    69                                        $6,500,000               $6,453,802                           $45    12/22/2000
    70                                        $6,300,000               $6,277,296                           $76    09/18/2000
    71                                        $6,200,000               $6,191,637                           $58    02/27/2001
    72                                        $6,175,000               $6,152,278                       $40,476    02/26/2001
    73                                        $6,300,000               $6,012,649                           $46    06/01/1998
    74                                        $5,765,000               $5,746,412                           $42    12/01/2000
    75                                        $5,670,000               $5,617,315                           $64    12/03/1999
    76                                        $5,800,000               $5,438,343                           $71    09/25/1996
    77                                        $6,250,000               $5,424,998                          $114    03/01/1996
    78                                        $5,428,000               $5,413,724                           $35    12/05/2000
    79                                        $5,300,000               $5,287,833                           $35    01/09/2001
    80                                        $5,300,000               $5,286,754                           $98    12/21/2000
    81                                        $5,300,000               $5,276,598                       $25,368    11/28/2000
    82                                        $5,280,000               $5,243,783                           $48    12/29/2000
    83                                        $5,400,000               $5,224,497                          $119    02/04/1998
    84                                        $5,200,000               $5,183,690                           $27    12/11/2000
    85                                        $6,200,000               $5,109,063                           $85    12/26/1996
    86                                        $5,100,000               $5,087,490                           $70    01/10/2001
    87                                        $5,100,000               $5,076,526                           $73    12/21/2000
    88                                        $5,000,000               $4,996,214                          $107    03/15/2001
    89                                        $5,000,000               $4,994,300                          $155    03/22/2001
    90                                        $5,000,000               $4,978,091                           $37    12/27/2000
    91                                        $5,000,000               $4,977,430                           $61    08/31/2000
    92                                        $5,000,000               $4,849,070                           $80    06/07/2000
    93               99                       $4,800,000               $4,786,179                          $103    12/29/2000
    94                                        $4,600,000               $4,590,802                           $92    02/08/2001
    95                                        $4,100,000               $4,081,413                           $53    08/10/2000
    96                                        $4,000,000               $3,994,961                           $88    02/15/2001
    97                                        $4,000,000               $3,985,936                           $32    01/25/2001
    98                                        $4,000,000               $3,976,299                           $46    01/24/2001
    99               93                       $3,800,000               $3,797,356                           $31    03/29/2001
   100                                        $3,750,000               $3,734,094                          $153    12/15/2000
   101                                        $3,700,000               $3,685,020                           $57    09/14/2000
   102                                        $3,670,000               $3,664,875                          $138    02/15/2001
   103                                        $3,625,000               $3,614,666                           $52    12/18/2000
   104                                        $3,525,000               $3,515,823                          $143    12/08/2000
   105                                        $3,500,000               $3,495,591                          $147    03/01/2001
   106                                        $3,400,000               $3,395,858                          $163    02/21/2001
   107                                        $3,400,000               $3,392,518                          $108    12/20/2000
   108                                        $3,400,000               $3,389,336                          $106    12/18/2000
   109                                        $3,400,000               $3,389,118                       $39,408    10/23/2000
   110                                        $3,275,000               $3,264,958                           $64    11/20/2000
   111                                        $3,250,000               $3,233,069                       $48,986    07/26/2000
   112                                        $3,200,000               $3,195,833                       $21,593    02/01/2001
   113                                        $3,150,000               $3,140,081                       $15,700    12/20/2000
   114                                        $3,000,000               $3,000,000                          $124    02/09/2001
   115                                        $3,000,000               $3,000,000                           $44    02/28/2001
   116                                        $3,000,000               $3,000,000                           $37    04/04/2001
   117                                        $3,000,000               $2,997,587                           $30    03/14/2001
   118                                        $3,000,000               $2,991,010                          $144    12/14/2000
   119                                        $2,900,000               $2,892,319                       $21,912    01/31/2001
   120                                        $2,850,000               $2,842,274                          $102    12/18/2000
   121                                        $2,750,000               $2,737,558                           $64    01/23/2001
   122                                        $2,500,000               $2,492,873                           $55    12/21/2000
   123                                        $2,500,000               $2,488,944                           $39    12/06/2000
   124                                        $2,500,000               $2,487,049                           $42    11/17/2000
   125                                        $2,500,000               $2,486,324                           $40    01/26/2001
   126                                        $2,400,000               $2,386,932                           $36    12/08/2000
   127                                        $2,360,000               $2,356,220                           $48    02/15/2001
   128                                        $2,250,000               $2,241,837                           $69    01/03/2001
   129                                        $2,200,000               $2,190,654                           $45    12/02/2000
   130                                        $2,200,000               $2,174,336                           $88    12/12/2000
   131                                        $2,160,000               $2,139,847                           $29    12/29/2000
   132                                        $2,060,000               $2,049,738                           $28    12/20/2000
   133                                        $2,000,000               $1,994,310                           $25    12/19/2000
   134                                        $2,000,000               $1,991,155                           $30    12/19/2000
   135                                        $2,000,000               $1,965,748                        $9,272    01/02/2001
   136                                        $1,900,000               $1,898,621                           $69    03/30/2001
   137                                        $1,900,000               $1,881,966                           $56    01/09/2001
   138                                        $1,885,000               $1,867,542                          $100    01/12/2001
   139                                        $1,825,000               $1,820,846                          $120    01/29/2001
   140                                        $1,675,000               $1,666,368                           $37    11/20/2000
   141                                        $1,600,000               $1,579,909                           $29    12/19/2000
   142                                        $1,550,000               $1,541,718                       $35,854    11/02/2000
   143                                        $1,320,000               $1,313,476                          $137    11/13/2000
   144                                        $1,300,000               $1,284,147                           $92    12/01/2000
   145                                        $1,150,000               $1,136,526                           $53    12/05/2000
   146                                        $1,000,000                 $995,301                       $20,735    12/12/2000
   147                                          $910,000                 $906,837                           $39    01/03/2001
   148                                          $800,000                 $794,764                           $74    12/15/2000
   149                                          $750,000                 $746,746                           $69    12/19/2000

TOTALS/WEIGHTED AVERAGES:                 $1,015,475,300           $1,006,576,558

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE        FIRST PAYMENT        FIRST PAYMENT                                             ORIGINAL TERM        REMAINING TERM
LOAN NO.          DATE (P&I)           DATE (IO)          MATURITY DATE        ARD LOAN          TO MATURITY         TO MATURITY
------------------------------------------------------------------------------------------------------------------------------------
     1               NAP              02/01/2001           01/01/2006             No                 60                   56
     2            05/10/2001              NAP              04/01/2011             Yes               120                  119
     3            02/01/2001              NAP              01/01/2011             Yes               120                  116
     4            02/01/2001              NAP              01/01/2011             Yes               120                  116
     5            02/01/2001              NAP              01/01/2011             Yes               120                  116
     6            02/01/2001              NAP              01/01/2011             Yes               120                  116
     7            02/01/2001              NAP              01/01/2011             Yes               120                  116
     8            02/01/2001              NAP              01/01/2011             Yes               120                  116
     9            02/01/2001              NAP              01/01/2011             Yes               120                  116
    10            03/01/2001              NAP              11/01/2010             No                117                  114
    11            03/01/2001              NAP              11/01/2010             No                117                  114
    12            03/01/2001              NAP              11/01/2010             No                117                  114
    13            05/01/2001              NAP              04/01/2011             No                120                  119
    14            05/01/2001              NAP              04/01/2011             No                120                  119
    15            02/01/1996              NAP              01/01/2006             No                120                   56
    16            01/01/2001              NAP              12/01/2010             No                120                  115
    17            05/01/2001              NAP              04/01/2011             No                120                  119
    18            01/01/2001              NAP              12/01/2010             No                120                  115
    19            02/01/2001              NAP              01/01/2011             No                120                  116
    20            06/01/2001              NAP              05/01/2011             Yes               120                  120
    21            02/01/2000              NAP              01/01/2010             No                120                  104
    22            02/02/2001              NAP              01/02/2011             No                120                  116
    23            03/01/2003          03/01/2001           02/01/2006             No                 60                   57
    24               NAP              04/01/2001           03/01/2011             No                120                  118
    25            02/01/1998              NAP              01/01/2005             No                 84                   44
    26            03/01/2001              NAP              02/01/2011             No                120                  117
    27            11/01/2000              NAP              10/01/2006             No                 72                   65
    28            03/01/2001              NAP              02/01/2011             No                120                  117
    29            03/01/2000              NAP              02/01/2010             Yes               120                  105
    30            02/01/2001              NAP              01/01/2011             No                120                  116
    31            03/01/2001              NAP              02/01/2011             No                120                  117
    32            04/01/2001              NAP              03/01/2011             No                120                  118
    33            01/01/2001              NAP              12/01/2010             No                120                  115
    34            03/01/2001              NAP              02/01/2016             No                180                  177
    35            10/01/2000              NAP              09/01/2010             No                120                  112
    36            10/01/2000              NAP              09/01/2010             No                120                  112
    37            10/01/2000              NAP              09/01/2010             No                120                  112
    38            10/01/2000              NAP              09/01/2010             No                120                  112
    39            10/01/2000              NAP              09/01/2010             No                120                  112
    40            10/01/2000              NAP              09/01/2010             No                120                  112
    41            04/01/2001              NAP              09/01/2008             Yes                90                   88
    42            02/01/2001              NAP              01/01/2011             No                120                  116
    43            05/01/2001              NAP              04/01/2013             No                144                  143
    44            02/01/2001              NAP              07/01/2008             No                 90                   86
    45            03/01/2001              NAP              02/01/2011             No                120                  117
    46               NAP              03/01/2001           02/01/2011             No                120                  117
    47               NAP              03/01/2001           02/01/2011             No                120                  117
    48            03/01/2001              NAP              02/01/2014             No                156                  153
    49            03/05/2001              NAP              02/05/2011             No                120                  117
    50            02/01/2001              NAP              01/01/2011             No                120                  116
    51            02/01/2001              NAP              01/01/2011             No                120                  116
    52               NAP              01/01/2001           12/01/2010             No                120                  115
    53            05/01/2001              NAP              04/01/2011             No                120                  119
    54            02/01/2001              NAP              01/01/2011             No                120                  116
    55            04/01/2001              NAP              03/01/2011             No                120                  118
    56            04/01/2001              NAP              03/01/2011             No                120                  118
    57            09/01/1998              NAP              08/01/2018             No                240                  207
    58            04/01/2002          04/01/2001           03/01/2011             No                120                  118
    59            03/01/2001              NAP              02/01/2016             No                180                  177
    60            02/01/2001              NAP              01/01/2011             No                120                  116
    61            03/01/2001              NAP              02/01/2011             No                120                  117
    62            01/01/1997              NAP              12/01/2016             No                240                  187
    63            05/01/2001              NAP              04/01/2011             No                120                  119
    64            02/01/2001              NAP              01/01/2011             No                120                  116
    65            02/01/2001              NAP              01/01/2010             No                108                  104
    66            02/01/2001              NAP              01/01/2011             No                120                  116
    67            12/01/1998              NAP              11/01/2013             No                180                  150
    68            06/01/2001              NAP              05/01/2011             No                120                  120
    69            02/01/2001              NAP              01/01/2021             No                240                  236
    70            11/01/2000              NAP              10/01/2010             No                120                  113
    71            04/01/2001              NAP              03/01/2011             No                120                  118
    72            04/01/2001              NAP              03/01/2011             No                120                  118
    73            08/01/1998              NAP              07/01/2013             No                180                  146
    74            02/01/2001              NAP              01/01/2011             No                120                  116
    75            02/01/2000              NAP              01/01/2010             No                120                  104
    76            12/01/1996              NAP              11/01/2006             No                120                   66
    77            05/01/1996              NAP              04/01/2016             No                240                  179
    78            02/01/2001              NAP              01/01/2011             No                120                  116
    79            03/01/2001              NAP              02/01/2011             No                120                  117
    80            03/01/2001              NAP              02/01/2011             No                120                  117
    81            02/01/2001              NAP              01/01/2011             No                120                  116
    82            02/01/2001              NAP              01/01/2011             No                120                  116
    83            03/01/1998              NAP              02/01/2009             No                132                   93
    84            02/01/2001              NAP              01/01/2011             No                120                  116
    85            02/01/1997              NAP              01/01/2012             No                180                  128
    86            03/01/2001              NAP              02/01/2011             No                120                  117
    87            02/01/2001              NAP              01/01/2011             No                120                  116
    88            05/01/2001              NAP              04/01/2011             Yes               120                  119
    89            05/01/2001              NAP              04/01/2011             No                120                  119
    90            02/01/2001              NAP              07/01/2011             No                126                  122
    91            10/01/2000              NAP              09/01/2010             No                120                  112
    92            08/01/2000              NAP              07/01/2010             No                120                  110
    93            02/01/2001              NAP              01/01/2011             No                120                  116
    94            04/01/2001              NAP              03/01/2011             No                120                  118
    95            10/01/2000              NAP              09/01/2010             No                120                  112
    96            04/01/2001              NAP              03/01/2011             No                120                  118
    97            03/01/2001              NAP              02/01/2011             No                120                  117
    98            03/01/2001              NAP              02/01/2021             No                240                  237
    99            05/01/2001              NAP              02/01/2008             No                 82                   81
   100            02/01/2001              NAP              01/01/2011             No                120                  116
   101            11/01/2000              NAP              10/01/2010             No                120                  113
   102            04/01/2001              NAP              03/01/2011             No                120                  118
   103            02/01/2001              NAP              01/01/2011             No                120                  116
   104            02/01/2001              NAP              01/01/2011             No                120                  116
   105            04/01/2001              NAP              03/01/2011             No                120                  118
   106            04/01/2001              NAP              03/01/2013             No                144                  142
   107            03/01/2001              NAP              02/01/2011             No                120                  117
   108            02/01/2001              NAP              01/01/2011             No                120                  116
   109            01/01/2001              NAP              12/01/2010             No                120                  115
   110            01/01/2001              NAP              12/01/2010             No                120                  115
   111            09/01/2000              NAP              08/01/2010             No                120                  111
   112            04/01/2001              NAP              03/01/2011             No                120                  118
   113            02/01/2001              NAP              01/01/2011             No                120                  116
   114               NAP              04/01/2001           03/01/2011             No                120                  118
   115               NAP              04/01/2001           12/01/2009             No                105                  103
   116            06/01/2001              NAP              05/01/2011             No                120                  120
   117            05/01/2001              NAP              04/01/2011             No                120                  119
   118            02/01/2001              NAP              01/01/2011             No                120                  116
   119            03/01/2001              NAP              02/01/2011             No                120                  117
   120            02/01/2001              NAP              01/01/2011             No                120                  116
   121            03/01/2001              NAP              02/01/2011             No                120                  117
   122            02/01/2001              NAP              01/01/2011             No                120                  116
   123            02/01/2001              NAP              01/01/2011             No                120                  116
   124            01/01/2001              NAP              12/01/2010             No                120                  115
   125            03/01/2001              NAP              02/01/2011             No                120                  117
   126            02/01/2001              NAP              01/01/2011             No                120                  116
   127            04/01/2001              NAP              03/01/2011             No                120                  118
   128            03/01/2001              NAP              02/01/2011             No                120                  117
   129            02/01/2001              NAP              01/01/2011             No                120                  116
   130            02/01/2001              NAP              01/01/2008             No                 84                   80
   131            03/01/2001              NAP              02/01/2016             No                180                  177
   132            02/01/2001              NAP              01/01/2011             No                120                  116
   133            02/01/2001              NAP              01/01/2011             No                120                  116
   134            02/01/2001              NAP              01/01/2011             No                120                  116
   135            03/01/2001              NAP              02/01/2011             No                120                  117
   136            05/01/2001              NAP              04/01/2006             No                 60                   59
   137            03/01/2001              NAP              02/01/2016             No                180                  177
   138            03/01/2001              NAP              02/01/2016             No                180                  177
   139            03/01/2001              NAP              02/01/2011             No                120                  117
   140            01/01/2001              NAP              12/01/2010             No                120                  115
   141            02/01/2001              NAP              01/01/2016             No                180                  176
   142            01/01/2001              NAP              12/01/2010             No                120                  115
   143            01/01/2001              NAP              12/01/2010             No                120                  115
   144            02/01/2001              NAP              01/01/2016             No                180                  176
   145            02/01/2001              NAP              01/01/2016             No                180                  176
   146            02/01/2001              NAP              01/01/2011             No                120                  116
   147            03/01/2001              NAP              02/01/2011             No                120                  117
   148            02/01/2001              NAP              01/01/2011             No                120                  116
   149            02/01/2001              NAP              01/01/2011             No                120                  116

 TOTALS/WEIGHTED AVERAGES:                                                                          121                  113

-----------------------------------------------------------------------------------------------------------------------
MORTGAGE           ORIGINAL            REMAINING             MORTGAGE                MONTHLY               MONTHLY
LOAN NO.        AMORT. TERM(6)        AMORT. TERM                RATE           PAYMENT (P&I)          Payment (IO)(7)
-----------------------------------------------------------------------------------------------------------------------
     1                IO                   IO                  8.595%                    NAP              $399,404
     2               360                  359                  6.900%               $276,612                   NAP
     3               360                  356                  7.910%                $68,434                   NAP
     4               360                  356                  7.910%                $62,936                   NAP
     5               360                  356                  7.910%                $39,600                   NAP
     6               360                  356                  7.910%                $34,147                   NAP
     7               360                  356                  7.910%                $34,048                   NAP
     8               360                  356                  7.910%                $33,360                   NAP
     9               360                  356                  7.910%                $31,847                   NAP
    10               357                  354                  8.299%               $181,229                   NAP
    11               357                  354                  8.299%                $60,410                   NAP
    12               357                  354                  8.299%                $60,410                   NAP
    13               360                  359                  7.090%               $177,910                   NAP
    14               360                  359                  7.380%               $165,844                   NAP
    15               300                  236                  9.250%               $184,122                   NAP
    16               360                  355                  7.530%               $126,229                   NAP
    17               360                  359                  7.630%               $126,757                   NAP
    18               360                  355                  7.880%               $128,761                   NAP
    19               360                  356                  7.800%               $120,938                   NAP
    20               360                  360                  7.500%               $114,671                   NAP
    21               360                  344                  8.030%               $118,265                   NAP
    22               300                  296                  7.640%               $115,959                   NAP
    23               360                  360                  7.250%                $99,768               $89,587
    24                IO                   IO                  7.250%                    NAP               $88,821
    25               300                  260                  7.270%               $105,084                   NAP
    26               300                  297                  7.500%                $92,374                   NAP
    27               240                  233                  8.810%               $104,730                   NAP
    28               360                  357                  7.400%                $76,162                   NAP
    29               300                  285                  9.640%                $97,179                   NAP
    30               360                  356                  7.710%                $77,609                   NAP
    31               300                  297                  7.750%                $80,443                   NAP
    32               360                  358                  7.860%                $76,023                   NAP
    33               360                  355                  8.090%                $76,595                   NAP
    34               300                  297                  7.780%                $77,245                   NAP
    35               360                  352                  8.050%                $20,127                   NAP
    36               360                  352                  8.050%                $18,726                   NAP
    37               360                  352                  8.050%                $11,796                   NAP
    38               360                  352                  8.050%                $11,575                   NAP
    39               360                  352                  8.050%                 $6,709                   NAP
    40               360                  352                  8.050%                 $5,898                   NAP
    41               270                  268                  7.390%                $76,084                   NAP
    42               300                  296                  7.980%                $77,049                   NAP
    43               300                  299                  7.220%                $71,186                   NAP
    44               360                  356                  7.810%                $69,174                   NAP
    45               360                  357                  7.500%                $65,726                   NAP
    46                IO                   IO                  7.000%                    NAP               $32,322
    47                IO                   IO                  7.000%                    NAP               $20,907
    48               240                  237                  7.500%                $70,892                   NAP
    49               300                  297                  7.930%                $67,129                   NAP
    50               300                  296                  8.645%                $70,459                   NAP
    51               240                  236                  7.000%                $65,900                   NAP
    52                IO                   IO                  7.720%                    NAP               $52,432
    53               300                  299                  7.810%                $56,945                   NAP
    54               360                  356                  7.990%                $54,980                   NAP
    55               360                  358                  7.500%                $29,792                   NAP
    56               360                  358                  7.500%                $22,475                   NAP
    57               300                  267                  7.510%                $56,952                   NAP
    58               360                  360                  7.430%                $51,388               $46,455
    59               180                  177                  8.000%                $69,763                   NAP
    60               300                  296                  7.500%                $53,577                   NAP
    61               360                  357                  7.400%                $48,467                   NAP
    62               300                  247                  8.500%                $59,587                   NAP
    63               360                  359                  7.250%                $47,070                   NAP
    64               360                  356                  7.780%                $49,216                   NAP
    65               300                  296                  7.760%                $51,407                   NAP
    66               360                  356                  7.100%                $45,362                   NAP
    67               360                  330                  7.010%                $44,620                   NAP
    68               240                  240                  7.000%                $50,394                   NAP
    69               240                  236                  7.710%                $53,201                   NAP
    70               360                  353                  8.760%                $49,607                   NAP
    71               360                  358                  7.290%                $42,463                   NAP
    72               240                  238                  6.950%                $47,690                   NAP
    73               300                  266                  7.100%                $44,930                   NAP
    74               360                  356                  7.130%                $38,859                   NAP
    75               360                  344                  8.250%                $42,597                   NAP
    76               300                  246                  8.625%                $47,193                   NAP
    77               240                  179                  7.625%                $50,828                   NAP
    78               360                  356                  8.150%                $40,398                   NAP
    79               360                  357                  7.890%                $38,484                   NAP
    80               360                  357                  7.390%                $36,660                   NAP
    81               300                  296                  7.760%                $40,067                   NAP
    82               240                  236                  8.000%                $44,164                   NAP
    83               360                  321                  7.390%                $37,730                   NAP
    84               360                  356                  7.270%                $35,544                   NAP
    85               180                  128                  8.250%                $60,149                   NAP
    86               360                  357                  7.500%                $35,660                   NAP
    87               300                  296                  7.500%                $37,689                   NAP
    88               360                  359                  7.400%                $34,619                   NAP
    89               300                  299                  7.500%                $36,950                   NAP
    90               360                  356                  7.960%                $38,590                   NAP
    91               360                  352                  8.468%                $38,332                   NAP
    92               300                  290                  7.895%                $37,474                   NAP
    93               360                  356                  7.700%                $34,222                   NAP
    94               300                  298                  7.700%                $34,594                   NAP
    95               360                  352                  8.450%                $31,380                   NAP
    96               360                  358                  7.560%                $28,133                   NAP
    97               300                  297                  7.770%                $30,266                   NAP
    98               240                  237                  7.390%                $32,207                   NAP
    99               360                  359                  7.820%                $27,408                   NAP
   100               300                  296                  8.010%                $28,968                   NAP
   101               360                  353                  8.285%                $27,888                   NAP
   102               360                  358                  7.150%                $24,787                   NAP
   103               360                  356                  7.750%                $25,970                   NAP
   104               360                  356                  8.200%                $26,358                   NAP
   105               360                  358                  7.560%                $24,616                   NAP
   106               360                  358                  7.690%                $24,217                   NAP
   107               360                  357                  8.140%                $25,281                   NAP
   108               360                  356                  7.270%                $23,240                   NAP
   109               360                  355                  7.960%                $24,853                   NAP
   110               360                  355                  8.150%                $24,374                   NAP
   111               360                  351                  8.230%                $24,370                   NAP
   112               360                  358                  7.430%                $22,222                   NAP
   113               360                  356                  7.250%                $21,489                   NAP
   114                IO                   IO                  7.410%                    NAP               $18,525
   115                IO                   IO                  7.160%                    NAP               $18,149
   116               360                  360                  7.015%                $19,989                   NAP
   117               360                  359                  7.095%                $20,151                   NAP
   118               360                  356                  7.500%                $20,976                   NAP
   119               360                  357                  7.050%                $19,391                   NAP
   120               360                  356                  8.000%                $20,912                   NAP
   121               264                  261                  7.850%                $21,907                   NAP
   122               360                  356                  7.750%                $17,910                   NAP
   123               300                  296                  7.750%                $18,883                   NAP
   124               300                  295                  7.910%                $19,147                   NAP
   125               240                  237                  7.810%                $20,616                   NAP
   126               264                  260                  8.250%                $19,733                   NAP
   127               330                  328                  7.580%                $17,041                   NAP
   128               300                  297                  7.550%                $16,701                   NAP
   129               300                  296                  8.000%                $16,980                   NAP
   130               180                  176                  8.010%                $21,037                   NAP
   131               180                  177                  7.500%                $20,023                   NAP
   132               300                  296                  7.000%                $14,560                   NAP
   133               360                  356                  7.760%                $14,342                   NAP
   134               300                  296                  7.750%                $15,107                   NAP
   135               120                  117                  7.560%                $23,803                   NAP
   136               360                  359                  7.610%                $13,428                   NAP
   137               180                  177                  7.290%                $17,387                   NAP
   138               180                  177                  7.590%                $17,571                   NAP
   139               360                  357                  7.940%                $13,315                   NAP
   140               300                  295                  7.940%                $12,861                   NAP
   141               180                  176                  7.160%                $14,525                   NAP
   142               300                  295                  7.730%                $11,687                   NAP
   143               300                  295                  8.180%                $10,346                   NAP
   144               180                  176                  7.500%                $12,051                   NAP
   145               180                  176                  7.960%                $10,963                   NAP
   146               300                  296                  7.370%                 $7,306                   NAP
   147               300                  297                  7.850%                 $6,933                   NAP
   148               240                  236                  8.380%                 $6,882                   NAP
   149               300                  296                  7.870%                 $5,724                   NAP

TOTALS/WEIGHTED
 AVERAGES:           329                  322                  7.759%

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE          UNDERWRITABLE                         BALLOON     BALLOON      CUT-OFF DATE         APPRAISED      VALUATION
LOAN NO.              CASH FLOW       DSCR(8)           BALANCE         LTV               LTV             VALUE        DATE
------------------------------------------------------------------------------------------------------------------------------------
     1              $11,093,264         2.32        $55,000,000       45.8%             45.8%      $120,000,000     01/01/2001
     2               $5,792,422         1.75        $36,589,734       50.8%             58.3%       $72,000,000     02/01/2001
     3               $1,022,124         1.26         $8,402,066       67.3%             75.1%       $12,675,000     11/08/2000
     4                 $975,056         1.26         $7,727,017       67.3%             75.1%       $10,800,000     11/08/2000
     5                 $591,925         1.26         $4,861,995       67.3%             75.1%        $7,600,000     11/08/2000
     6                 $512,192         1.26         $4,192,461       67.3%             75.1%        $6,450,000     11/08/2000
     7                 $512,066         1.26         $4,180,239       67.3%             75.1%        $6,200,000     11/08/2000
     8                 $511,376         1.26         $4,095,787       67.3%             75.1%        $6,100,000     11/08/2000
     9                 $483,626         1.26         $3,910,080       67.3%             75.1%        $5,700,000     11/08/2000
    10               $2,942,064         1.35        $21,567,648       56.2%             62.3%       $36,700,000     08/30/2000
    11                 $999,077         1.35         $7,189,216       56.2%             62.3%       $13,500,000     08/23/2000
    12                 $953,378         1.35         $7,189,216       56.2%             62.3%       $13,800,000     08/23/2000
    13               $3,015,070         1.41        $23,201,724       61.9%             70.6%       $37,500,000     01/11/2001
    14               $3,389,446         1.70        $21,169,284       42.3%             48.0%       $50,000,000     01/01/2001
    15               $2,931,628         1.33        $17,935,827       46.4%             51.6%       $38,700,000     02/27/2001
    16               $3,034,264         2.00        $15,936,473       43.1%             48.5%       $37,000,000     10/11/2000
    17               $2,049,434         1.35        $15,887,144       60.9%             68.5%       $26,100,000     07/01/2001
    18               $2,004,272         1.30        $15,849,349       59.2%             66.1%       $26,750,000     09/26/2000
    19               $2,034,448         1.40        $14,966,442       58.9%             66.0%       $25,400,000     11/13/2000
    20               $2,493,167         1.81        $14,514,031       48.4%             54.7%       $30,000,000     02/01/2001
    21               $1,840,260         1.30        $14,131,342       67.9%             76.4%       $20,800,000     11/02/2000
    22               $2,598,356         1.87        $12,438,967       41.5%             51.4%       $30,000,000     12/01/2000
    23               $1,869,879         1.74        $14,229,468       61.1%             62.8%       $23,300,000     01/04/2001
    24               $2,074,716         1.95        $14,500,000       41.3%             41.3%       $35,100,000     12/01/2000
    25               $2,118,334         1.68        $12,668,525       36.8%             39.9%       $34,400,000     11/06/2000
    26               $3,217,025         2.90        $10,173,158       30.6%             37.5%       $33,200,000     12/01/2000
    27               $1,794,244         1.43        $10,121,370       46.9%             54.0%       $21,600,000     06/20/2000
    28               $1,519,553         1.66         $9,702,307       55.8%             63.1%       $17,400,000     12/01/2000
    29               $1,894,098         1.62         $9,493,165       55.8%             64.0%       $17,000,000     12/02/1999
    30               $1,165,430         1.25         $9,667,112       64.5%             72.3%       $14,990,000     01/01/2001
    31               $1,335,380         1.38         $8,731,010       56.1%             68.3%       $15,550,000     11/03/2000
    32               $1,156,858         1.27         $9,379,131       70.0%             78.3%       $13,400,000     01/04/2001
    33               $1,171,850         1.27         $9,287,617       67.4%             74.8%       $13,790,000     09/14/2000
    34               $1,528,761         1.65         $6,742,105       38.5%             58.1%       $17,500,000     11/20/2000
    35                 $347,475         1.36         $2,446,705       67.9%             75.4%        $3,525,000     04/22/2000
    36                 $294,371         1.36         $2,276,422       67.9%             75.4%        $3,290,000     04/22/2000
    37                 $188,647         1.36         $1,433,966       67.9%             75.4%        $2,245,000     04/22/2000
    38                 $180,432         1.36         $1,407,079       67.9%             75.4%        $1,925,000     04/22/2000
    39                 $115,343         1.36           $815,568       67.9%             75.4%        $1,255,000     04/22/2000
    40                  $92,754         1.36           $716,983       67.9%             75.4%        $1,150,000     04/22/2000
    41               $1,389,215         1.52         $8,390,402       33.6%             39.9%       $25,000,000     10/01/2000
    42               $1,176,982         1.27         $8,254,074       59.0%             71.1%       $14,000,000     10/20/2000
    43               $1,323,243         1.55         $7,396,024       44.6%             59.4%       $16,600,000     01/25/2001
    44               $1,330,278         1.60         $8,898,775       55.3%             59.5%       $16,100,000     10/17/2000
    45               $1,375,897         1.74         $8,311,693       50.1%             56.5%       $16,600,000     10/19/2000
    46                 $812,112         2.09         $5,465,000       51.7%             51.7%       $11,100,000     11/05/2000
    47                 $524,842         2.09         $3,535,000       51.7%             51.7%        $6,300,000     12/05/2000
    48               $1,174,086         1.38         $4,833,297       36.6%             66.3%       $13,200,000     01/03/2001
    49               $1,015,317         1.26         $7,210,499       59.5%             72.0%       $12,118,000     12/12/2000
    50               $1,362,229         1.61         $7,268,148       58.6%             69.5%       $12,400,000     12/01/2000
    51               $1,340,523         1.70         $5,813,601       37.5%             54.4%       $15,500,000     10/04/2000
    52               $1,513,729         2.41         $8,150,000       45.3%             45.3%       $18,000,000     10/11/2000
    53               $1,059,292         1.55         $6,163,409       43.7%             53.1%       $14,100,000     10/15/2000
    54                 $930,280         1.41         $6,711,648       65.2%             72.6%       $10,300,000     11/15/2000
    55                 $561,984         1.60         $3,772,471       57.6%             64.9%        $6,500,000     12/15/2000
    56                 $440,005         1.60         $2,845,899       57.6%             64.9%        $5,000,000     12/15/2000
    57                 $836,241         1.22         $3,208,267       32.1%             74.0%       $10,000,000     11/01/2000
    58                 $738,036         1.32         $6,660,033       72.0%             80.0%        $9,250,000     01/04/2001
    59               $1,085,667         1.30           $231,359        2.1%             65.8%       $11,000,000     11/29/2000
    60                 $830,506         1.29         $5,901,568       55.9%             68.3%       $10,560,000     11/16/2000
    61                 $891,912         1.53         $6,174,196       63.0%             71.3%        $9,800,000     11/15/2000
    62               $1,645,191         2.30         $2,943,074       11.1%             26.1%       $26,600,000     11/01/2000
    63                 $938,657         1.66         $6,066,143       52.2%             59.3%       $11,620,000     01/05/2001
    64                 $820,928         1.39         $6,099,459       62.6%             70.1%        $9,750,000     11/01/2000
    65                 $810,015         1.31         $5,748,210       56.9%             67.0%       $10,100,000     12/06/2000
    66                 $770,800         1.42         $5,909,395       64.2%             73.1%        $9,200,000     11/27/2000
    67                 $670,668         1.25         $5,140,898       57.8%             73.5%        $8,900,000     11/07/2000
    68                 $925,233         1.53         $4,449,485       41.2%             60.2%       $10,800,000     02/02/2001
    69               $1,115,407         1.75            $52,862        0.4%             49.6%       $13,000,000     11/10/2000
    70                 $715,395         1.20         $5,739,583       63.0%             68.9%        $9,115,000     11/01/2000
    71                 $692,539         1.36         $5,460,438       67.4%             76.4%        $8,100,000     01/04/2001
    72                 $796,458         1.39         $4,221,184       45.8%             66.7%        $9,220,000     01/17/2001
    73               $1,006,946         1.87         $3,874,522       30.8%             47.7%       $12,600,000     11/02/2000
    74                 $764,178         1.64         $5,050,970       56.1%             63.9%        $9,000,000     10/23/2000
    75                 $698,133         1.37         $5,107,260       66.3%             73.0%        $7,700,000     09/11/1999
    76                 $955,376         1.69         $4,769,858       42.2%             48.1%       $11,300,000     10/30/2000
    77                 $723,005         1.19            $50,507        0.6%             64.6%        $8,400,000     11/01/2000
    78                 $625,815         1.29         $4,875,582       71.8%             79.7%        $6,790,000     09/15/2000
    79                 $618,716         1.34         $4,730,829       67.6%             75.5%        $7,000,000     12/06/2000
    80                 $656,477         1.49         $4,673,580       51.9%             58.7%        $9,000,000     11/27/2000
    81                 $805,877         1.68         $4,347,157       38.6%             46.8%       $11,275,000     10/19/2000
    82                 $758,681         1.43         $3,739,918       51.9%             72.8%        $7,200,000     10/15/2000
    83                 $662,280         1.46         $4,596,895       58.9%             66.9%        $7,805,000     09/01/1999
    84                 $646,331         1.52         $4,572,288       63.1%             71.5%        $7,250,000     11/13/2000
    85                 $838,415         1.16            $59,739        0.5%             46.0%       $11,100,000     11/02/2000
    86                 $739,461         1.73         $4,509,535       40.6%             45.8%       $11,100,000     11/21/2000
    87                 $741,286         1.64         $4,151,447       51.3%             62.7%        $8,100,000     11/20/2000
    88                 $640,444         1.54         $4,412,487       54.5%             61.7%        $8,100,000     12/13/2000
    89                 $721,026         1.63         $4,071,816       47.3%             58.1%        $8,600,000     02/01/2000
    90                 $596,950         1.29         $4,170,936       47.3%             56.4%        $8,820,000     12/13/2000
    91                 $604,128         1.31         $4,524,166       62.4%             68.7%        $7,250,000     04/12/2000
    92                 $815,953         1.81         $4,035,531       36.7%             44.1%       $11,000,000     11/12/2000
    93                 $664,663         1.62         $4,265,830       57.7%             64.7%        $7,400,000     09/29/2000
    94                 $555,526         1.34         $3,771,316       58.9%             71.7%        $6,400,000     01/17/2001
    95                 $567,411         1.51         $3,708,321       54.1%             59.6%        $6,850,000     07/05/2000
    96                 $551,627         1.63         $3,546,900       59.1%             66.6%        $6,000,000     01/18/2001
    97                 $568,969         1.57         $3,281,147       56.9%             69.1%        $5,765,000     12/05/2000
    98                 $823,684         2.13            $32,003        0.3%             38.8%       $10,250,000     10/15/2000
    99                 $526,989         1.60         $3,556,955       57.4%             61.2%        $6,200,000     08/23/2000
   100                 $487,664         1.40         $3,097,913       57.4%             69.1%        $5,400,000     11/16/2000
   101                 $476,715         1.42         $3,335,355       57.5%             63.5%        $5,800,000     08/09/2000
   102                 $502,604         1.69         $3,220,602       55.5%             63.2%        $5,800,000     01/10/2001
   103                 $582,008         1.87         $3,225,486       44.5%             49.9%        $7,250,000     10/16/2000
   104                 $445,740         1.41         $3,169,904       64.7%             71.8%        $4,900,000     11/03/2000
   105                 $435,476         1.47         $3,103,536       56.4%             63.6%        $5,500,000     01/01/2001
   106                 $407,888         1.40         $2,906,871       63.5%             74.2%        $4,575,000     12/28/2000
   107                 $399,067         1.32         $3,052,666       66.4%             73.8%        $4,600,000     02/01/2001
   108                 $456,114         1.64         $2,989,573       56.4%             64.0%        $5,300,000     11/01/2000
   109                 $405,623         1.36         $3,041,705       67.5%             75.2%        $4,507,000     09/19/2000
   110                 $432,810         1.48         $2,942,937       62.6%             69.5%        $4,700,000     11/01/2000
   111                 $387,457         1.32         $2,925,491       71.4%             78.9%        $4,100,000     07/14/2000
   112                 $836,754         3.14         $2,828,313       22.2%             25.1%       $12,750,000     01/01/2001
   113                 $385,202         1.49         $2,768,344       61.5%             69.8%        $4,500,000     11/10/2000
   114                 $707,773         3.18         $3,000,000       35.3%             35.3%        $8,500,000     12/04/2000
   115                 $578,518         2.66         $3,000,000       33.0%             33.0%        $9,100,000     01/12/2001
   116                 $680,098         2.84         $2,622,281       28.2%             32.3%        $9,300,000     02/06/2001
   117                 $434,401         1.80         $2,626,951       51.5%             58.8%        $5,100,000     01/10/2001
   118                 $440,340         1.75         $2,653,112       47.0%             52.9%        $5,650,000     11/06/2000
   119                 $341,304         1.47         $2,535,187       61.1%             69.7%        $4,150,000     12/19/2000
   120                 $326,419         1.30         $2,551,025       60.7%             67.7%        $4,200,000     10/26/2000
   121                 $389,243         1.48         $2,088,768       46.4%             60.8%        $4,500,000     11/10/2000
   122                 $292,548         1.36         $2,224,473       63.4%             71.0%        $3,510,000     12/07/2000
   123                 $378,200         1.67         $2,049,953       42.7%             51.9%        $4,800,000     11/06/2000
   124                 $452,553         1.97         $2,060,292       40.4%             48.8%        $5,100,000     10/31/2000
   125                 $297,203         1.20         $1,758,853       45.1%             63.8%        $3,900,000     12/19/2000
   126                 $310,790         1.31         $1,846,531       48.6%             62.8%        $3,800,000     11/18/2000
   127                 $266,871         1.31         $2,020,901       68.5%             79.9%        $2,950,000     01/08/2001
   128                 $287,034         1.43         $1,833,865       41.6%             50.8%        $4,410,000     12/13/2000
   129                 $349,693         1.72         $1,816,928       42.7%             51.4%        $4,260,000     11/01/2000
   130                 $314,331         1.25         $1,518,301       33.2%             47.6%        $4,570,000     10/06/2000
   131                 $357,677         1.49            $62,260        1.4%             46.5%        $4,600,000     11/27/2000
   132                 $311,621         1.78         $1,651,783       40.3%             50.0%        $4,100,000     11/15/2000
   133                 $309,841         1.80         $1,780,007       49.9%             55.9%        $3,570,000     11/15/2000
   134                 $322,866         1.78         $1,639,962       51.2%             62.2%        $3,200,000     03/01/2001
   135                 $436,027         1.53            $42,776        0.9%             42.7%        $4,600,000     12/09/2000
   136                 $285,884         1.77         $1,813,700       57.6%             60.3%        $3,150,000     01/01/2001
   137                 $413,493         1.98            $52,607        0.9%             33.6%        $5,600,000     11/17/2000
   138                 $249,972         1.19            $55,274        1.7%             58.4%        $3,200,000     11/21/2000
   139                 $272,519         1.71         $1,630,938       47.1%             52.6%        $3,460,000     01/15/2001
   140                 $272,785         1.77         $1,381,581       44.9%             54.1%        $3,080,000     11/06/2000
   141                 $215,691         1.24            $43,738        1.9%             69.9%        $2,260,000     11/13/2000
   142                 $239,276         1.71         $1,270,763       34.0%             41.2%        $3,741,000     10/10/2000
   143                 $167,650         1.35         $1,096,191       59.3%             71.0%        $1,850,000     10/20/2000
   144                 $241,396         1.67            $37,948        1.4%             46.7%        $2,750,000     10/18/2000
   145                 $243,584         1.85            $36,653        1.3%             41.3%        $2,750,000     10/27/2000
   146                 $141,792         1.62           $810,874       57.9%             71.1%        $1,400,000     11/16/2000
   147                 $143,178         1.72           $748,180       44.0%             53.3%        $1,700,000     11/24/2000
   148                 $110,377         1.34           $573,958       49.9%             69.1%        $1,150,000     11/16/2000
   149                 $119,090         1.73           $617,115       45.7%             55.3%        $1,350,000     10/27/2000

TOTALS/WEIGHTED AVERAGES:               1.60                          50.6%             60.3%


----------------------------------------------------------------------------------------------------------------------------
MORTGAGE                                                                                       LEASE
LOAN NO.     LARGEST TENANT(9)                                                            EXPIRATION DATE             % NSF
----------------------------------------------------------------------------------------------------------------------------
     1       NAP                                                                                NAP                     NAP
     2       Merrill Lynch                                                                  04/01/2011               100.0%
     3       Haworth                                                                        02/28/2002                53.7%
     4       Country Fresh                                                                  08/31/2010                31.3%
     5       Five Star Brands                                                               05/31/2007               100.0%
     6       Johnson Controls Interiors                                                     01/31/2002                53.3%
     7       Trace Warehousing                                                              11/30/2003                47.3%
     8       Master Assemblers                                                              02/29/2004                30.1%
     9       Questron Distribution                                                          08/31/2006                47.2%
    10       SRA International                                                              12/31/2015                98.9%
    11       Datatel, Inc.                                                                  12/31/2005                23.7%
    12       First Horizon Home                                                             10/31/2004                41.3%
    13       Copelands Sports                                                               01/31/2009                22.6%
    14       JYACC                                                                          04/30/2005                 7.1%
    15       Prudential Insurance Co.                                                       05/31/2002                40.8%
    16       NAP                                                                                NAP                     NAP
    17       Eprise Corporation                                                             10/31/2010                63.3%
    18       Mervyn's                                                                       07/31/2017                41.8%
    19       NAP                                                                                NAP                     NAP
    20       Elsevier Science Publishing                                                    03/31/2003                70.8%
    21       NAP                                                                                NAP                     NAP
    22       National Computer Systems                                                      12/31/2005                66.5%
    23       Savi TechNology                                                                12/31/2006                62.5%
    24       HomeRuns.Com                                                                   08/31/2008                49.2%
    25       Susan Dell, Inc.                                                               01/31/2005                 7.5%
    26       NAP                                                                                NAP                     NAP
    27       H.D. Smith Wholesale Drug                                                      08/31/2006                34.8%
    28       Sears HomeLife                                                                 01/31/2010                35.5%
    29       NAP                                                                                NAP                     NAP
    30       Quality Care Solutions, Inc.                                                   05/31/2010                37.8%
    31       Hadco Corporation                                                              08/31/2010               100.0%
    32       NAP                                                                                NAP                     NAP
    33       ST Microelectronics                                                            06/30/2004                34.5%
    34       SkyStream Networks                                                             07/14/2010               100.0%
    35       NAP                                                                                NAP                     NAP
    36       NAP                                                                                NAP                     NAP
    37       NAP                                                                                NAP                     NAP
    38       NAP                                                                                NAP                     NAP
    39       NAP                                                                                NAP                     NAP
    40       NAP                                                                                NAP                     NAP
    41       El Sitio                                                                       07/31/2004                  NAP
    42       Tireco, Inc.                                                                   12/31/2015               100.0%
    43       Nissei Sangyo Aerica, Ltd.                                                     01/31/2013               100.0%
    44       Elite Group Computer Systems, Inc.                                             11/30/2007               100.0%
    45       Equity Guaranty                                                                07/31/2010                65.9%
    46       Medical Business Resources (Horizon Management Service)                        06/30/2004                22.5%
    47       SoftBase Systems                                                               08/31/2004                12.4%
    48       Sage Inc.                                                                      06/30/2012                50.2%
    49       Storehouse, Inc.                                                               07/31/2001                13.3%
    50       NAP                                                                                NAP                     NAP
    51       Kaufman Container                                                              09/30/2001                11.6%
    52       Medical Chemical Corporation                                                   08/31/2008                 9.8%
    53       Exodus Telecom                                                                 01/13/2016               100.0%
    54       US Data                                                                        02/28/2001                12.6%
    55       Bon-ton Department Store                                                       12/31/2020               100.0%
    56       Bon-ton Distribution Center                                                    12/27/2020               100.0%
    57       Aquariam World By Anything Fishy                                               08/14/2007                14.5%
    58       NAP                                                                                NAP                     NAP
    59       Celox Networks                                                                 11/30/2012               100.0%
    60       NAP                                                                                NAP                     NAP
    61       NAP                                                                                NAP                     NAP
    62       Thompson Publishing Group                                                      07/31/2004                37.0%
    63       Boulevard Restaurant                                                           09/30/2003                39.1%
    64       Safeway                                                                        11/30/2025               100.0%
    65       Marshall's of MA                                                               01/31/2010                53.5%
    66       NAP                                                                                NAP                     NAP
    67       NAP                                                                                NAP                     NAP
    68       Safeway                                                                        04/30/2001                45.2%
    69       Ross Dress For Less                                                            01/31/2005                23.9%
    70       Foveon Corporation                                                             03/23/2005                30.7%
    71       Forward Air Inc                                                                09/30/2004                25.3%
    72       NAP                                                                                NAP                     NAP
    73       Commonwealth Technology, Inc.                                                  10/31/2006                21.5%
    74       Weld Racing, Inc.                                                              07/31/2003                14.1%
    75       Tuesday Morning                                                                07/15/2003                13.7%
    76       ABCO Desert Market                                                             07/31/2003                46.2%
    77       Dominick's Finer Foods                                                         10/31/2015               100.0%
    78       Hobby Lobby                                                                    08/31/2007                33.0%
    79       K-Mart Corp                                                                    10/31/2012                70.8%
    80       Optum, Inc.                                                                    10/31/2005               100.0%
    81       NAP                                                                                NAP                     NAP
    82       Albertsons                                                                     10/31/2007                59.6%
    83       Facey Medical                                                                  04/30/2004                54.1%
    84       Lowy Group, Inc. (L D Brinkman)                                                03/31/2002                28.6%
    85       Bed, Bath & Beyond                                                             01/13/2012                85.3%
    86       Phaethon Communications, Inc.                                                  04/04/2007                48.1%
    87       State of CA Franchise Tax Board                                                10/31/2003                87.3%
    88       Paymentech                                                                     12/31/2012               100.0%
    89       Filene's Basement                                                              01/31/2006                87.6%
    90       Johnson Controls, Inc.                                                         12/22/2006               100.0%
    91       24 Hour Fitness                                                                05/31/2015                58.0%
    92       Rite Aid                                                                       05/31/2010                34.7%
    93       Towne Air Freight, Inc.                                                        10/31/2020               100.0%
    94       Barpoint.com                                                                   12/31/2010               100.0%
    95       NAP                                                                                NAP                     NAP
    96       Clarent Corporation                                                            12/31/2007               100.0%
    97       HOB-LOB, LP (Hobby Lobby)                                                      07/31/2010                42.7%
    98       Staples, Inc.                                                                  07/31/2006                27.1%
    99       Earle M. Jorgensen Company                                                     04/30/2020               100.0%
   100       Norwalk Furniture Corp.                                                        07/31/2010                20.0%
   101       Scan International Inc.                                                        04/30/2005                58.5%
   102       Clark Brothers Transfer, Inc.                                                  12/31/2008               100.0%
   103       Imaginations Inc                                                               11/30/2002                12.7%
   104       Terri's Furnishings                                                            09/01/2010                78.8%
   105       Cellular One                                                                   07/31/2004                36.2%
   106       Car Toys                                                                       11/30/2010                26.5%
   107       East Stroudsburg Party City                                                    10/31/2010                31.7%
   108       Health Club of Reston                                                          01/31/2006                21.9%
   109       NAP                                                                                NAP                     NAP
   110       United Art and Education                                                       07/02/2007                45.3%
   111       NAP                                                                                NAP                     NAP
   112       NAP                                                                                NAP                     NAP
   113       NAP                                                                                NAP                     NAP
   114       Kinney                                                                         08/31/2002                55.1%
   115       CVS                                                                            02/14/2005                12.2%
   116       Inno Visions, LLC                                                              10/31/2006                34.3%
   117       Metalform Industries                                                           12/31/2006                59.8%
   118       Sizzler (Sky Sushi)                                                            02/14/2006                28.4%
   119       NAP                                                                                NAP                     NAP
   120       Wella Laboratories                                                             03/31/2005                23.0%
   121       Mr. Barry E. Miller                                                            03/31/2006                13.7%
   122       Infomania                                                                      12/04/2004                15.6%
   123       Best Buy                                                                       02/28/2009               100.0%
   124       NAP                                                                                NAP                     NAP
   125       Mission Bell Manufacturing, Inc.                                               10/31/2009               100.0%
   126       NAP                                                                                NAP                     NAP
   127       Kroger Limited Partnership I                                                   04/28/2008               100.0%
   128       Stratprobe                                                                     10/31/2003                30.0%
   129       Canned Foods                                                                   06/01/2008                47.0%
   130       Solliday Engineering                                                           03/31/2002                19.8%
   131       Gold Coast AC                                                                  02/28/2003                 6.1%
   132       Specialty Valve and Fitting Co.                                                04/30/2001                49.1%
   133       Andersen Distribution, Inc.                                                    11/30/2003               100.0%
   134       NAP                                                                                NAP                     NAP
   135       NAP                                                                                NAP                     NAP
   136       Rugged Wearhouse                                                               10/31/2005                43.6%
   137       Healthsouth                                                                    04/30/2001                32.5%
   138       Your Office USA                                                                07/31/2005                45.6%
   139       Walgreen Co.                                                                   03/31/2021               100.0%
   140       Innovative Metal Fabrication, Inc.                                             06/01/2004               100.0%
   141       American Dawn, Inc.                                                            02/28/2016               100.0%
   142       NAP                                                                                NAP                     NAP
   143       DBL Realtors                                                                   11/30/2009               100.0%
   144       Gateway Computers                                                              05/31/2005                34.3%
   145       Los Compadres Meat Market                                                      04/30/2006                15.5%
   146       NAP                                                                                NAP                     NAP
   147       NAP                                                                                NAP                     NAP
   148       Columbine Family Practice, P.C.                                                12/27/2010                78.0%
   149       Hollywood Video                                                                07/31/2008                66.7%

------------------------------------------------------------------------------------------------------------------------
MORTGAGE                                                                                LEASE
LOAN NO.     SECOND LARGEST TENANT(9)                                              EXPIRATION DATE                % NSF
------------------------------------------------------------------------------------------------------------------------
     1       NAP                                                                         NAP                        NAP
     2       NAP                                                                         NAP                        NAP
     3       Johnson Controls Interiors                                               09/30/2005                  38.9%
     4       Country Fresh                                                            12/31/2005                  23.5%
     5       NAP                                                                         NAP                        NAP
     6       Valor Industries                                                         08/31/2003                  24.2%
     7       Leisure Life                                                             09/30/2001                  20.3%
     8       Wilsonart International                                                  03/31/2005                  28.7%
     9       Exhibit Design Consultants                                               02/28/2006                  26.6%
    10       Courtyard Cafe                                                           02/28/2003                   0.7%
    11       The BC Consultants, Inc.                                                 03/31/2007                  17.3%
    12       Performance Engineering                                                  12/31/2013                  30.6%
    13       Borders                                                                  08/31/2013                  13.4%
    14       McAllon & Friedman                                                       12/31/2004                   6.1%
    15       Nortel                                                                   12/31/2006                  25.1%
    16       NAP                                                                         NAP                        NAP
    17       Natural Microsystems                                                     05/30/2012                  36.7%
    18       Michael's Arts & Crafts                                                  01/31/2004                   9.3%
    19       NAP                                                                         NAP                        NAP
    20       David Z/Brownskin-Storage                                                12/01/2012                  16.4%
    21       NAP                                                                         NAP                        NAP
    22       First Int'l Computer of Texas                                            10/31/2005                  17.6%
    23       Starlight Ballroom                                                       11/28/2002                  16.3%
    24       Nextlink Communications                                                  12/13/2014                  11.9%
    25       August Silk, Inc.                                                        01/31/2005                   5.5%
    26       NAP                                                                         NAP                        NAP
    27       Coach Leatherware a division of Sara Lee Corp.                           08/31/2006                  33.1%
    28       Comp USA                                                                 11/30/2015                  23.7%
    29       NAP                                                                         NAP                        NAP
    30       Fitness Gallery, Inc.                                                    12/05/2006                  21.7%
    31       NAP                                                                         NAP                        NAP
    32       NAP                                                                         NAP                        NAP
    33       Fujitsu Computer Products                                                04/30/2004                  23.6%
    34       NAP                                                                         NAP                        NAP
    35       NAP                                                                         NAP                        NAP
    36       NAP                                                                         NAP                        NAP
    37       NAP                                                                         NAP                        NAP
    38       NAP                                                                         NAP                        NAP
    39       NAP                                                                         NAP                        NAP
    40       NAP                                                                         NAP                        NAP
    41       Yuca Restaurant                                                          09/30/2013                    NAP
    42       NAP                                                                         NAP                        NAP
    43       NAP                                                                         NAP                        NAP
    44       NAP                                                                         NAP                        NAP
    45       Loud Cloud                                                               11/30/2005                  22.2%
    46       IKON                                                                     12/31/2002                   8.6%
    47       RHA Health                                                               07/31/2005                  10.7%
    48       Big Bear (SUBLEASE)                                                      09/14/2003                  49.8%
    49       Westco Group, Inc.                                                       03/30/2004                   9.8%
    50       NAP                                                                         NAP                        NAP
    51       Gil Schwartz Distributors, LLC                                           02/28/2005                  10.4%
    52       Zurich Payroll Operations, Limited                                       06/30/2001                   8.8%
    53       NAP                                                                         NAP                        NAP
    54       ProGrama                                                                 05/31/2002                  11.1%
    55       NAP                                                                         NAP                        NAP
    56       NAP                                                                         NAP                        NAP
    57       David's Bridal                                                           03/07/2008                  11.6%
    58       NAP                                                                         NAP                        NAP
    59       NAP                                                                         NAP                        NAP
    60       NAP                                                                         NAP                        NAP
    61       NAP                                                                         NAP                        NAP
    62       Nat'l Assoc. Wholesalers                                                 12/31/2001                  10.0%
    63       Phillips & Spallas                                                       08/31/2004                  22.8%
    64       NAP                                                                         NAP                        NAP
    65       Linens 'N Things                                                         12/31/2019                  46.5%
    66       NAP                                                                         NAP                        NAP
    67       NAP                                                                         NAP                        NAP
    68       ABC123                                                                   08/31/2002                   8.0%
    69       Marshall's                                                               01/31/2006                  23.8%
    70       Sumitomo Electric Lightway                                               08/17/2005                  16.6%
    71       Quality Control Services                                                 03/31/2006                  20.5%
    72       NAP                                                                         NAP                        NAP
    73       Sharp Electronics Corp.                                                  08/31/2002                  18.6%
    74       Nomad Footwear, Inc..                                                    03/31/2005                  11.7%
    75       Malselle's Home Furnishing                                               07/31/2005                  11.8%
    76       Today's Patio & Spa                                                      12/31/2001                  10.8%
    77       NAP                                                                         NAP                        NAP
    78       Fine Furniture                                                           10/31/2005                  25.7%
    79       Michaels Stores                                                          06/30/2010                  14.9%
    80       NAP                                                                         NAP                        NAP
    81       NAP                                                                         NAP                        NAP
    82       Toys R Us                                                                10/31/2012                  36.4%
    83       Sui & Schweitzer, DDS                                                    05/31/2000                  14.7%
    84       Micro Control Company                                                    05/31/2001                  26.2%
    85       Tweeter, Etc.                                                            09/30/2014                  14.7%
    86       Kaeser Compressors, Inc.                                                 03/31/2003                  20.8%
    87       American River Bank                                                      11/30/2006                   6.6%
    88       NAP                                                                         NAP                        NAP
    89       Papa Gino's                                                              12/31/2009                  12.4%
    90       NAP                                                                         NAP                        NAP
    91       Blockbuster Inc.                                                         12/31/2004                   7.1%
    92       Mother's Market & Kitchen                                                05/31/2010                  32.6%
    93       NAP                                                                         NAP                        NAP
    94       NAP                                                                         NAP                        NAP
    95       NAP                                                                         NAP                        NAP
    96       NAP                                                                         NAP                        NAP
    97       Minnesota Warehouse Furniture                                            10/31/2010                  37.9%
    98       Pic 'N Save No. 3                                                        09/30/2020                  23.2%
    99       NAP                                                                         NAP                        NAP
   100       Fitness Gallery, Inc.                                                    11/30/2006                  18.3%
   101       Ross Stores, Inc.                                                        01/31/2003                  41.6%
   102       NAP                                                                         NAP                        NAP
   103       Health South                                                             12/31/2002                   9.7%
   104       Mattress Firm                                                            07/01/2010                  21.2%
   105       ICI Paints                                                               03/31/2006                  20.6%
   106       Gateway Computers                                                        11/30/2005                  20.2%
   107       Pier 1 Imports U.S., Inc.                                                02/28/2011                  25.4%
   108       Mortgage Resources                                                       01/31/2005                  21.4%
   109       NAP                                                                         NAP                        NAP
   110       Flower City                                                              10/01/2008                  20.4%
   111       NAP                                                                         NAP                        NAP
   112       NAP                                                                         NAP                        NAP
   113       NAP                                                                         NAP                        NAP
   114       Jennifer Leather                                                         08/31/2004                  13.2%
   115       House of Linens                                                          06/30/2003                  11.0%
   116       Public Health Institute                                                  04/30/2007                  23.7%
   117       Begley Company                                                           04/30/2005                  20.9%
   118       West Coast Occupational Grp.                                             12/31/2004                   7.9%
   119       NAP                                                                         NAP                        NAP
   120       Coldwell Banker Residential                                              10/31/2002                  21.6%
   121       Lake County Ventures, Inc.                                               01/31/2009                  12.7%
   122       Olander Fasteners                                                        01/15/2005                  15.2%
   123       NAP                                                                         NAP                        NAP
   124       NAP                                                                         NAP                        NAP
   125       NAP                                                                         NAP                        NAP
   126       NAP                                                                         NAP                        NAP
   127       NAP                                                                         NAP                        NAP
   128       Dexcom                                                                   05/14/2003                  27.4%
   129       Factory 2-U Stores, Inc.                                                 07/01/2010                  30.7%
   130       KK Architects                                                            07/31/2001                  16.1%
   131       Lettini & Associates                                                     03/31/2001                   4.6%
   132       American Tool Exchange                                                   01/31/2004                  17.1%
   133       NAP                                                                         NAP                        NAP
   134       NAP                                                                         NAP                        NAP
   135       NAP                                                                         NAP                        NAP
   136       Dress Barn                                                               12/31/2010                  30.9%
   137       NovaCare Outpatient                                                      06/30/2004                  31.7%
   138       Cornerstone Group Architects                                             07/31/2010                  27.2%
   139       NAP                                                                         NAP                        NAP
   140       NAP                                                                         NAP                        NAP
   141       NAP                                                                         NAP                        NAP
   142       NAP                                                                         NAP                        NAP
   143       NAP                                                                         NAP                        NAP
   144       Calico Corners                                                           02/14/2006                  28.4%
   145       Flowerama                                                                10/01/2003                  10.8%
   146       NAP                                                                         NAP                        NAP
   147       NAP                                                                         NAP                        NAP
   148       Crockett Vision Center, Inc.                                             12/27/2010                  22.0%
   149       Zuka Juice                                                               06/30/2003                  11.1%

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE                                                                     LEASE                                     INSURANCE
LOAN NO.     THIRD LARGEST TENANT(9)                                    EXPIRATION DATE                 % NSF       ESCROW IN PLACE
------------------------------------------------------------------------------------------------------------------------------------
     1       NAP                                                              NAP                         NAP             Yes
     2       NAP                                                              NAP                         NAP             Yes
     3       Haworth                                                      03/31/2003                     7.4%             Yes
     4       Diesel TechNology Company                                    12/31/2002                    17.5%             Yes
     5       NAP                                                              NAP                         NAP             Yes
     6       Ferrara Fire Apparatus                                       08/31/2001                    14.7%             Yes
     7       Hardwoods                                                    04/30/2002                    16.9%             Yes
     8       Nordic Products                                              01/31/2004                    16.8%             Yes
     9       Family Christian Store                                       07/31/2002                    23.5%             Yes
    10       Tax Management                                               07/31/2004                     0.4%             No
    11       Cox Communications                                           06/30/2005                    14.8%             No
    12       Life Cycle Technologies-Sub. AMS                             12/31/2002                    12.6%             No
    13       Eddie Bauer                                                  01/31/2009                     4.9%             No
    14       Arista Investors                                             05/31/2007                     5.3%             Yes
    15       BDO Seidman, LLP                                             12/31/2005                     5.6%             No
    16       NAP                                                              NAP                         NAP             No
    17       NAP                                                              NAP                         NAP             No
    18       Walgreens                                                    10/31/2030                     6.7%             Yes
    19       NAP                                                              NAP                         NAP             Yes
    20       The Men's Warehouse - Retail                                 02/28/2010                    10.4%             No
    21       NAP                                                              NAP                         NAP             No
    22       Starlink, Inc                                                12/31/2007                     3.5%             No
    23       Logicon, Inc.                                                04/06/2001                    13.1%             No
    24       360 Networks, Inc.                                           10/31/2015                    11.8%             Yes
    25       Soya Fashions, Inc.                                          09/30/2008                     4.4%             No
    26       NAP                                                              NAP                         NAP             Yes
    27       GeoLogistics Americans, Inc.                                 09/30/2006                    22.9%             No
    28       Michaels Stores                                              03/31/2015                    19.8%             Yes
    29       NAP                                                              NAP                         NAP             Yes
    30       University of Phoenix                                        09/10/2007                    17.0%             Yes
    31       NAP                                                              NAP                         NAP             Yes
    32       NAP                                                              NAP                         NAP             No
    33       Federal Aviation Administration                              08/31/2005                    15.5%             No
    34       NAP                                                              NAP                         NAP             No
    35       NAP                                                              NAP                         NAP             Yes
    36       NAP                                                              NAP                         NAP             Yes
    37       NAP                                                              NAP                         NAP             Yes
    38       NAP                                                              NAP                         NAP             Yes
    39       NAP                                                              NAP                         NAP             Yes
    40       NAP                                                              NAP                         NAP             Yes
    41       Dollar World                                                 10/14/2004                      NAP             No
    42       NAP                                                              NAP                         NAP             Yes
    43       NAP                                                              NAP                         NAP             Yes
    44       NAP                                                              NAP                         NAP             No
    45       E-Cell Technologies                                          10/31/2005                    11.9%             No
    46       Montreat College                                             05/31/2003                     8.1%             Yes
    47       CII Technologies                                             06/30/2005                     9.2%             Yes
    48       NAP                                                              NAP                         NAP             Yes
    49       Kinko's, Inc.                                                09/30/2002                     7.3%             Yes
    50       NAP                                                              NAP                         NAP             Yes
    51       Heads & Threads                                              03/31/2001                     9.5%             Yes
    52       Sports Source                                                11/30/2003                     8.6%             No
    53       NAP                                                              NAP                         NAP             Yes
    54       The Plumbing Experts                                         09/30/2002                     6.1%             Yes
    55       NAP                                                              NAP                         NAP             Yes
    56       NAP                                                              NAP                         NAP             Yes
    57       Slick Willie's Family Pool Hall                              07/31/2008                    10.4%             Yes
    58       NAP                                                              NAP                         NAP             No
    59       NAP                                                              NAP                         NAP             Yes
    60       NAP                                                              NAP                         NAP             Yes
    61       NAP                                                              NAP                         NAP             Yes
    62       Armstrong, Westerman                                         01/31/2004                     9.8%             No
    63       Kay & Merkle                                                 05/31/2005                    18.1%             No
    64       NAP                                                              NAP                         NAP             No
    65       NAP                                                              NAP                         NAP             Yes
    66       NAP                                                              NAP                         NAP             Yes
    67       NAP                                                              NAP                         NAP             No
    68       Medical                                                      02/28/2002                     5.8%             No
    69       24 Hour Fitness                                              12/31/2004                    20.3%             Yes
    70       Highway Information Systems                                  02/09/2005                    15.8%             Yes
    71       Air Cargo Transport Services                                 08/31/2007                     7.6%             Yes
    72       NAP                                                              NAP                         NAP             Yes
    73       Fitness                                                      10/31/2005                    11.2%             No
    74       PCS Company                                                  06/30/2005                     8.7%             Yes
    75       Chuck E. Cheese                                              02/28/2005                    11.4%             Yes
    76       Marilyn's First Mexican Restaurant                           12/31/2001                     4.1%             No
    77       NAP                                                              NAP                         NAP             No
    78       Office Depot                                                 08/31/2007                    17.4%             Yes
    79       Rent Way, Inc.                                               12/31/2003                     2.0%             Yes
    80       NAP                                                              NAP                         NAP             Yes
    81       NAP                                                              NAP                         NAP             Yes
    82       GoodYear Service Center                                      01/31/2006                     4.0%             Yes
    83       State of California                                          01/31/2006                     7.9%             No
    84       Packaging Corp of America                                    02/28/2006                    26.2%             Yes
    85       NAP                                                              NAP                         NAP             No
    86       Ventrica, Inc.                                               06/14/2007                    17.9%             No
    87       Sierra Pac Conf. Free                                        01/31/2002                     1.2%             Yes
    88       NAP                                                              NAP                         NAP             Yes
    89       NAP                                                              NAP                         NAP             Yes
    90       NAP                                                              NAP                         NAP             No
    91       US Recruiting                                                10/18/2000                     3.9%             Yes
    92       Gateway Companies, Inc.                                      04/30/2005                    14.9%             Yes
    93       NAP                                                              NAP                         NAP             No
    94       NAP                                                              NAP                         NAP             No
    95       NAP                                                              NAP                         NAP             Yes
    96       NAP                                                              NAP                         NAP             No
    97       China Buffet                                                 09/14/2010                     5.5%             Yes
    98       Pier 1 Imports (U S), Inc.                                   02/28/2010                    11.8%             No
    99       NAP                                                              NAP                         NAP             No
   100       Leather Center, Inc.                                         08/31/2005                    17.2%             Yes
   101       NAP                                                              NAP                         NAP             Yes
   102       NAP                                                              NAP                         NAP             No
   103       Hobby Town USA                                               07/14/2001                     8.8%             Yes
   104       NAP                                                              NAP                         NAP             Yes
   105       Dunkin Dounts                                                01/30/2021                    15.7%             Yes
   106       Coker Floor Company                                          01/31/2011                    19.3%             Yes
   107       Pet Supplies Plus                                            09/30/2005                    17.5%             Yes
   108       Digital Corp.                                                01/23/2007                    20.6%             Yes
   109       NAP                                                              NAP                         NAP             Yes
   110       Kabuto Japanese Steakhouse                                   03/31/2005                     8.7%             Yes
   111       NAP                                                              NAP                         NAP             Yes
   112       NAP                                                              NAP                         NAP             No
   113       NAP                                                              NAP                         NAP             Yes
   114       PLN World, Inc.                                                                             6.2%             No
   115       Choi Supermarket                                             03/31/2001                     7.6%             No
   116       SiemansTransportation Systems                                04/30/2004                    17.4%             No
   117       NAP                                                              NAP                         NAP             Yes
   118       William Meditz/ Maina Berger,MD                              03/14/2003                     7.7%             Yes
   119       NAP                                                              NAP                         NAP             Yes
   120       ADR/Preferred Business Ppty                                  06/30/2005                    10.9%             Yes
   121       George Hamway and Tarek Shaker                               05/31/2007                     9.9%             No
   122       WestAmerica Bank                                             10/31/2002                     8.4%             Yes
   123       NAP                                                              NAP                         NAP             Yes
   124       NAP                                                              NAP                         NAP             No
   125       NAP                                                              NAP                         NAP             Yes
   126       NAP                                                              NAP                         NAP             Yes
   127       NAP                                                              NAP                         NAP             No
   128       Procurement Ease                                             04/09/2003                     9.8%             No
   129       Big 5 Sporting Good Store                                    07/01/2008                    19.4%             Yes
   130       El Plato Inc.                                                06/30/2001                    15.6%             No
   131       Epicure                                                      08/31/2005                     4.2%             Yes
   132       Mighty Industrial                                            11/30/2002                    12.6%             Yes
   133       NAP                                                              NAP                         NAP             No
   134       NAP                                                              NAP                         NAP             Yes
   135       NAP                                                              NAP                         NAP             Yes
   136       Famous Footwear                                              01/31/2006                    25.5%             No
   137       Cal Trans (State of CA)                                      03/31/2005                    21.7%             No
   138       Incircuit Development                                        07/31/2005                    18.7%             Yes
   139       NAP                                                              NAP                         NAP             No
   140       NAP                                                              NAP                         NAP             No
   141       NAP                                                              NAP                         NAP             No
   142       NAP                                                              NAP                         NAP             No
   143       NAP                                                              NAP                         NAP             Yes
   144       Western Financial                                            03/31/2005                    18.7%             No
   145       La Mexicana Bakery & Deli                                    07/01/2002                     5.9%             Yes
   146       NAP                                                              NAP                         NAP             Yes
   147       NAP                                                              NAP                         NAP             Yes
   148       NAP                                                              NAP                         NAP             Yes
   149       Wendel J. Lewis, DMD                                         06/30/2003                    11.1%             Yes

  TOTALS/WEIGHTED AVERAGES:                                                                                             58.38%

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE            TAX             CAPITAL EXPENDITURE               TI/LC                              SPRINGING
LOAN NO.      ESCROW IN PLACE       ESCROW IN PLACE(10)        ESCROW IN PLACE(11)                 ESCROW DESCRIPTION(12)
------------------------------------------------------------------------------------------------------------------------------------
     1              Yes                     Yes                         No                                 Other
     2              Yes                     No                          No                                 TI/LC
     3              Yes                     Yes                        Yes
     4              Yes                     Yes                        Yes
     5              Yes                     Yes                        Yes
     6              Yes                     Yes                        Yes
     7              Yes                     Yes                        Yes
     8              Yes                     Yes                        Yes
     9              Yes                     Yes                        Yes
    10              Yes                     No                         Yes                            Insurance, TI/LC
    11              Yes                     No                          No                            Insurance, TI/LC
    12              Yes                     No                         Yes                            Insurance, TI/LC
    13              Yes                     No                         Yes
    14              Yes                     Yes                        Yes                                 TI/LC
    15               No                     Yes                        Yes                          Replacement Reserves
    16              Yes                     Yes                         No
    17              Yes                     Yes                        Yes
    18              Yes                     Yes                        Yes
    19              Yes                     No                          No
    20              Yes                     Yes                        Yes
    21              Yes                     Yes                         No
    22               No                     No                          No
    23              Yes                     Yes                        Yes
    24              Yes                     Yes                         No
    25              Yes                     No                          No
    26              Yes                     No                          No
    27              Yes                     No                          No
    28              Yes                     Yes                         No
    29              Yes                     Yes                         No
    30              Yes                     No                          No                                 TI/LC
    31              Yes                     No                         Yes
    32               No                     No                          No
    33              Yes                     No                          No                                 TI/LC
    34              Yes                     No                         Yes                               Insurance
    35              Yes                     Yes                         No
    36              Yes                     Yes                         No
    37              Yes                     Yes                         No
    38              Yes                     Yes                         No
    39              Yes                     Yes                         No                          Replacement Reserves
    40              Yes                     Yes                         No
    41              Yes                     Yes                        Yes
    42              Yes                     No                         Yes
    43              Yes                     No                         Yes                                 TI/LC
    44               No                     Yes                        Yes                             Tax, Insurance
    45              Yes                     Yes                        Yes                               Insurance
    46              Yes                     No                          No
    47              Yes                     No                          No
    48              Yes                     Yes                        Yes
    49              Yes                     No                         Yes
    50              Yes                     Yes                         No                                 Other
    51              Yes                     No                          No
    52               No                     Yes                         No
    53              Yes                     Yes                        Yes
    54              Yes                     Yes                         No
    55              Yes                     No                          No                               Insurance
    56              Yes                     No                          No                               Insurance
    57              Yes                     No                         Yes                          Replacement Reserves
    58              Yes                     Yes                         No
    59              Yes                     Yes                         No                                 TI/LC
    60              Yes                     Yes                         No
    61              Yes                     Yes                         No
    62              Yes                     No                          No
    63              Yes                     Yes                         No                               Insurance
    64              Yes                     No                          No                               Insurance
    65              Yes                     Yes                        Yes                                 TI/LC
    66              Yes                     Yes                         No
    67              Yes                     Yes                         No
    68              Yes                     Yes                         No
    69              Yes                     Yes                        Yes
    70              Yes                     No                         Yes
    71              Yes                     No                         Yes
    72              Yes                     No                          No
    73              Yes                     No                          No
    74              Yes                     Yes                         No
    75              Yes                     Yes                        Yes
    76              Yes                     No                          No
    77               No                     No                          No
    78              Yes                     Yes                        Yes
    79              Yes                     Yes                        Yes
    80              Yes                     Yes                        Yes
    81              Yes                     No                          No
    82              Yes                     Yes                         No                                 TI/LC
    83              Yes                     Yes                        Yes
    84              Yes                     Yes                        Yes
    85               No                     No                          No
    86               No                     No                         Yes
    87              Yes                     Yes                        Yes
    88              Yes                     Yes                         No
    89              Yes                     Yes                        Yes                                 TI/LC
    90               No                     No                         Yes
    91              Yes                     Yes                        Yes
    92              Yes                     No                          No
    93               No                     Yes                         No
    94              Yes                     No                         Yes
    95              Yes                     Yes                         No
    96              Yes                     No                         Yes
    97              Yes                     No                         Yes
    98               No                     No                         Yes
    99               No                     No                          No
   100              Yes                     No                         Yes
   101              Yes                     Yes                        Yes                                 TI/LC
   102              Yes                     No                         Yes
   103              Yes                     Yes                        Yes
   104              Yes                     Yes                        Yes
   105              Yes                     Yes                        Yes
   106              Yes                     Yes                        Yes
   107              Yes                     No                         Yes                                 TI/LC
   108              Yes                     Yes                         No                            Insurance, TI/LC
   109              Yes                     Yes                         No
   110              Yes                     Yes                        Yes
   111              Yes                     Yes                         No
   112              Yes                     No                          No
   113              Yes                     Yes                         No
   114              Yes                     No                         Yes                    Insurance, Replacement Reserves
   115               No                     No                          No                  Tax, Insurance, Replacement Reserves
   116               No                     No                          No                  Tax, Insurance, Replacement Reserves
   117              Yes                     Yes                        Yes
   118              Yes                     Yes                        Yes
   119              Yes                     Yes                         No                  Tax, Insurance, Replacement Reserves
   120              Yes                     Yes                        Yes
   121               No                     No                          No
   122              Yes                     Yes                         No
   123              Yes                     No                          No
   124               No                     No                          No                             Tax, Insurance
   125               No                     No                          No                                 TI/LC
   126              Yes                     Yes                         No
   127               No                     No                         Yes
   128               No                     No                          No                             Tax, Insurance
   129              Yes                     No                          No                                 TI/LC
   130               No                     No                          No                             Tax, Insurance
   131              Yes                     No                          No
   132              Yes                     Yes                         No                                 TI/LC
   133               No                     No                          No
   134              Yes                     No                          No
   135              Yes                     No                          No
   136              Yes                     Yes                         No                            Insurance, TI/LC
   137              Yes                     No                          No                               Insurance
   138              Yes                     No                         Yes
   139               No                     Yes                         No
   140               No                     No                          No                         Tax, Insurance, TI/LC
   141               No                     No                          No
   142              Yes                     No                          No                               Insurance
   143              Yes                     No                          No                                 TI/LC
   144               No                     No                         Yes                             Tax, Insurance
   145              Yes                     No                          No
   146              Yes                     Yes                         No
   147              Yes                     Yes                         No
   148              Yes                     No                          No
   149              Yes                     No                          No

TOTALS/WEIGHTED
 AVERAGES:         87.52%                 55.24%                      59.35%

----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE    INITIAL CAPITAL EXPENDITURE     MONTHLY CAPITAL EXPENDITURE     CURRENT CAPITAL EXPENDITURE             INITIAL TI/LC
LOAN NO.          ESCROW REQUIREMENT(13)          ESCROW REQUIREMENT(14)              ESCROW BALANCE(15)    ESCROW REQUIREMENT(16)
----------------------------------------------------------------------------------------------------------------------------------
     1                         $223,300                        $116,667                        $689,967                        $0
     2                               $0                              $0                              $0                        $0
     3                               $0                          $2,115                          $4,231                   $80,000
     4                               $0                          $1,667                          $3,335                        $0
     5                               $0                          $1,927                          $3,856                        $0
     6                               $0                          $1,719                          $3,439                        $0
     7                           $1,875                          $1,727                          $3,455                        $0
     8                               $0                          $1,538                          $3,077                        $0
     9                               $0                          $1,292                          $2,584                        $0
    10                               $0                          $3,305                          $9,979                  $330,945
    11                               $0                          $1,113                          $3,326                        $0
    12                               $0                          $1,126                          $3,326                   $11,184
    13                               $0                              $0                              $0                        $0
    14                         $605,000                              $0                        $605,000                $1,275,000
    15                               $0                              $0                              $0                        $0
    16                          $75,000                              $0                         $75,000                        $0
    17                               $0                          $1,031                              $0                  $500,000
    18                         $229,915                          $3,528                        $240,499                   $75,000
    19                               $0                              $0                              $0                        $0
    20                          $11,694                          $2,120                         $11,694                $1,400,000
    21                         $131,375                          $8,800                        $147,546                        $0
    22                               $0                              $0                              $0                        $0
    23                               $0                            $889                              $0                        $0
    24                          $55,230                          $4,605                         $49,210                        $0
    25                               $0                              $0                              $0                        $0
    26                               $0                              $0                              $0                        $0
    27                               $0                              $0                              $0                        $0
    28                           $1,503                          $1,503                          $4,509                        $0
    29                               $0                         $15,099                        $183,188                        $0
    30                               $0                              $0                              $0                        $0
    31                               $0                          $1,617                              $0                  $400,000
    32                               $0                              $0                              $0                        $0
    33                               $0                              $0                              $0                        $0
    34                               $0                            $668                         $15,812                        $0
    35                          $25,813                            $811                         $16,335                        $0
    36                          $56,375                            $810                         $16,334                        $0
    37                          $45,062                            $592                         $11,930                        $0
    38                          $21,250                            $525                         $10,580                        $0
    39                          $11,094                            $517                         $10,424                        $0
    40                           $6,625                            $453                          $9,124                        $0
    41                               $0                         $19,555                         $24,634                        $0
    42                               $0                          $1,692                          $1,692                $1,200,000
    43                               $0                              $0                              $0                $1,808,125
    44                          $24,375                          $1,338                         $25,713                        $0
    45                           $1,654                          $1,654                          $4,961                  $495,000
    46                               $0                          $2,037                              $0                        $0
    47                               $0                          $1,317                              $0                        $0
    48                               $0                            $998                              $0                        $0
    49                               $0                              $0                              $0                        $0
    50                          $29,583                         $15,833                         $63,333                        $0
    51                         $136,345                              $0                        $136,395                        $0
    52                          $64,188                              $0                         $64,188                        $0
    53                               $0                          $1,327                          $1,327                $1,200,000
    54                               $0                          $1,417                          $1,417                        $0
    55                           $5,000                              $0                              $0                        $0
    56                           $4,063                              $0                              $0                        $0
    57                               $0                              $0                              $0                    $2,500
    58                           $1,700                          $1,700                          $1,700                        $0
    59                               $0                            $825                            $825                        $0
    60                         $294,125                         $10,005                        $236,983                        $0
    61                               $0                          $1,958                              $0                        $0
    62                               $0                              $0                              $0                        $0
    63                             $915                            $415                            $415                        $0
    64                               $0                            $691                              $0                        $0
    65                               $0                            $514                          $1,028                        $0
    66                         $114,000                              $0                        $114,084                        $0
    67                               $0                          $2,750                         $61,414                        $0
    68                         $354,687                            $800                        $283,910                        $0
    69                               $0                          $2,959                          $2,959                        $0
    70                               $0                              $0                              $0                  $300,000
    71                               $0                          $1,333                              $0                        $0
    72                               $0                              $0                              $0                        $0
    73                               $0                              $0                              $0                        $0
    74                               $0                          $1,127                          $1,127                        $0
    75                          $33,625                          $1,384                          $9,307                        $0
    76                               $0                              $0                              $0                        $0
    77                               $0                              $0                              $0                        $0
    78                             $375                          $1,907                          $4,189                        $0
    79                          $45,250                          $1,881                         $45,250                        $0
    80                               $0                          $1,033                              $0                $1,240,000
    81                               $0                              $0                              $0                        $0
    82                          $17,813                          $1,378                         $23,325                        $0
    83                               $0                          $3,500                         $62,363          See footnote (18)
    84                               $0                            $818                        $217,933                  $100,000
    85                               $0                              $0                              $0                        $0
    86                               $0                              $0                              $0                        $0
    87                          $20,625                            $990                         $21,615                $1,050,000
    88                             $581                            $581                            $581                        $0
    89                          $10,625                            $403                         $11,028                    $2,694
    90                               $0                              $0                              $0                    $2,150
    91                          $73,813                          $1,016                         $78,905                        $0
    92                               $0                            $894                          $6,258                        $0
    93                         $250,000                          $2,567                        $250,000                        $0
    94                               $0                              $0                              $0                  $700,000
    95                             $968                            $968                          $6,776                        $0
    96                               $0                              $0                              $0                  $500,000
    97                               $0                            $369                              $0                        $0
    98                               $0                              $0                              $0                   $85,000
    99                               $0                              $0                              $0                        $0
   100                               $0                              $0                              $0                        $0
   101                           $6,488                            $800                          $4,841                    $4,166
   102                               $0                              $0                              $0                  $200,000
   103                               $0                            $867                              $0                   $75,000
   104                             $307                            $307                          $3,382                   $51,050
   105                               $0                            $297                            $297                      $833
   106                               $0                            $260                              $0                        $0
   107                               $0                              $0                              $0                  $139,000
   108                               $0                          $1,049                          $1,049                        $0
   109                          $29,375                          $1,666                         $29,639                        $0
   110                             $846                            $846                            $922                   $40,000
   111                               $0                          $1,375                          $9,625                        $0
   112                               $0                              $0                              $0                        $0
   113                          $39,375                          $5,000                         $44,375                        $0
   114                           $5,313                              $0                          $5,313                    $2,000
   115                          $13,025                              $0                         $13,025                        $0
   116                          $16,100                              $0                         $16,100                        $0
   117                             $847                            $847                            $847                    $2,117
   118                               $0                            $469                            $937                        $0
   119                         $132,281                              $0                        $132,281                        $0
   120                           $8,063                            $463                          $8,988                        $0
   121                               $0                              $0                              $0                        $0
   122                               $0                            $784                            $784                        $0
   123                               $0                              $0                              $0                        $0
   124                               $0                              $0                              $0                        $0
   125                               $0                              $0                              $0                        $0
   126                               $0                            $831                            $831                        $0
   127                               $0                              $0                              $0                        $0
   128                               $0                              $0                              $0                        $0
   129                               $0                              $0                              $0                        $0
   130                               $0                              $0                              $0                        $0
   131                               $0                              $0                              $0                        $0
   132                               $0                          $1,333                          $1,333                        $0
   133                               $0                              $0                              $0                        $0
   134                               $0                              $0                              $0                        $0
   135                          $13,625                              $0                         $13,625                        $0
   136                               $0                            $229                              $0                        $0
   137                               $0                              $0                              $0                        $0
   138                               $0                            $300                              $0                  $108,000
   139                          $92,280                            $189                         $92,469                        $0
   140                               $0                              $0                              $0                        $0
   141                          $10,313                              $0                         $10,313                        $0
   142                               $0                              $0                              $0                        $0
   143                               $0                              $0                              $0                        $0
   144                               $0                              $0                              $0                  $350,000
   145                               $0                              $0                              $0                        $0
   146                          $20,031                          $1,200                         $21,231                        $0
   147                               $0                            $290                              $0                        $0
   148                               $0                              $0                              $0                        $0
   149                               $0                              $0                              $0                        $0

TOTALS/WEIGHTED AVERAGES:    $3,373,687                        $289,096                      $4,315,604               $13,729,764

-----------------------------------------------------------------------------------------------------------------
MORTGAGE                       MONTHLY TI/LC             CURRENT TI/LC       INTEREST
LOAN NO.               ESCROW REQUIREMENT(17)        ESCROW BALANCE(18)   ACCRUAL METHOD            SEASONING(19)
-----------------------------------------------------------------------------------------------------------------
     1                                    $0                        $0        Act/360                          4
     2                                    $0                        $0        Act/360                          1
     3                                $3,768                   $87,591        Act/360                          4
     4                                $2,970                    $5,943        Act/360                          4
     5                                $3,433                    $6,871        Act/360                          4
     6                                $3,062                    $6,137        Act/360                          4
     7                                $3,077                    $6,157        Act/360                          4
     8                                $2,739                    $5,482        Act/360                          4
     9                                $2,302                    $4,606        Act/360                          4
    10                                    $0                  $123,239        Act/360                          3
    11                                    $0                   $41,080        Act/360                          3
    12                                    $0                   $41,080        Act/360                          3
    13                                $7,500                        $0        Act/360                          1
    14                                    $0                $1,275,000        Act/360                          1
    15                               $20,000                  $126,719        30/360                          64
    16                                    $0                        $0        Act/360                          5
    17                                $5,156                        $0        Act/360                          1
    18                                    $0                   $75,000        Act/360                          5
    19                                    $0                        $0        Act/360                          4
    20                      See footnote (17)                       $0        Act/360                          0
    21                                    $0                        $0        30/360                          16
    22                                    $0                        $0        30/360                           4
    23                                $7,092                        $0        Act/360                          3
    24                                    $0                        $0        Act/360                          2
    25                                    $0                        $0        30/360                          40
    26                                    $0                        $0        Act/360                          3
    27                                    $0                        $0        30/360                           7
    28                                    $0                        $0        Act/360                          3
    29                                    $0                        $0        Act/360                         15
    30                               $14,000                        $0        Act/360                          4
    31                                $4,420                  $400,000        Act/360                          3
    32                                    $0                        $0        Act/360                          2
    33                                    $0                        $0        Act/360                          5
    34                                $9,080                        $0        Act/360                          3
    35                                    $0                        $0        Act/360                          8
    36                                    $0                        $0        Act/360                          8
    37                                    $0                        $0        Act/360                          8
    38                                    $0                        $0        Act/360                          8
    39                                    $0                        $0        Act/360                          8
    40                                    $0                        $0        Act/360                          8
    41                                $1,100                   $19,800        Act/360                          2
    42                                    $0                      $448        Act/360                          4
    43                              $107,333                $1,808,125        Act/360                          1
    44                               $20,000                   $20,000        Act/360                          4
    45                                    $0                        $0        Act/360                          3
    46                                    $0                        $0        Act/360                          3
    47                                    $0                        $0        Act/360                          3
    48                                $7,084                        $0        Act/360                          3
    49                                $2,000                    $2,000        Act/360                          3
    50                                    $0                        $0        Act/360                          4
    51                                    $0                        $0        Act/360                          4
    52                                    $0                        $0        30/360                           5
    53                                    $0                  $800,000        Act/360                          1
    54                                    $0                        $0        Act/360                          4
    55                                    $0                        $0        Act/360                          2
    56                                    $0                        $0        Act/360                          2
    57                                $2,500                   $78,282        Act/360                         33
    58                                    $0                        $0        Act/360                          2
    59                                    $0                        $0        Act/360                          3
    60                                    $0                        $0        Act/360                          4
    61                                    $0                        $0        Act/360                          3
    62                                    $0                        $0        30/360                          53
    63                                    $0                   $33,000        Act/360                          1
    64                                    $0                        $0        Act/360                          4
    65                                  $772                    $1,544        Act/360                          4
    66                                    $0                        $0        Act/360                          4
    67                                    $0                        $0        Act/360                         30
    68                                    $0                        $0        Act/360                          0
    69                                $9,750                    $9,750        30/360                           4
    70                                $3,750                  $318,750        Act/360                          7
    71                                $4,443                        $0        Act/360                          2
    72                                    $0                        $0        Act/360                          2
    73                                    $0                        $0        30/360                          34
    74                                    $0                        $0        Act/360                          4
    75                                $5,463                   $78,638        Act/360                         16
    76                                    $0                        $0        30/360                          54
    77                                    $0                        $0        30/360                          61
    78                                $6,356                   $12,870        Act/360                          4
    79                                $2,133                        $0        Act/360                          3
    80                                    $0                        $0        Act/360                          3
    81                                    $0                        $0        Act/360                          4
    82                                    $0                        $0        Act/360                          4
    83                      See footnote (18)         See footnote (18)       Act/360                         39
    84                                $3,408                  $103,795        Act/360                          4
    85                                    $0                        $0        30/360                          52
    86                               $16,667                        $0        Act/360                          3
    87                                    $0                $1,050,392        Act/360                          4
    88                                    $0                        $0        Act/360                          1
    89                                $2,694                    $2,694        Act/360                          1
    90                                $2,150                    $2,150        30/360                           4
    91                                $3,318                   $16,634        Act/360                          8
    92                                    $0                    $2,341        Act/360                         10
    93                                    $0                        $0        Act/360                          4
    94                                $9,862                  $700,000        Act/360                          2
    95                                    $0                        $0        Act/360                          8
    96                                    $0                  $500,000        Act/360                          2
    97                                $4,648                        $0        Act/360                          3
    98                                    $0                   $85,000        Act/360                          3
    99                                    $0                        $0        Act/360                          1
   100                                  $900                    $1,800        Act/360                          4
   101                                $4,166                   $25,185        Act/360                          7
   102                                    $0                  $200,000        Act/360                          2
   103                                    $0                   $75,000        Act/360                          4
   104                                $1,050                   $50,061        Act/360                          4
   105                                  $833                      $833        Act/360                          2
   106                                  $866                        $0        Act/360                          2
   107                                  $788                  $139,000        Act/360                          3
   108                                    $0                        $0        Act/360                          4
   109                                    $0                        $0        Act/360                          5
   110                                $1,945                   $53,135        Act/360                          5
   111                                    $0                        $0        Act/360                          9
   112                                    $0                        $0        Act/360                          2
   113                                    $0                        $0        Act/360                          4
   114                                $2,000                    $4,000        30/360                           2
   115                                    $0                        $0        Act/360                          2
   116                                    $0                        $0        Act/360                          0
   117                                $2,117                    $2,117        Act/360                          1
   118                                $2,847                        $0        Act/360                          4
   119                                    $0                        $0        Act/360                          3
   120                                $1,157                    $2,313        Act/360                          4
   121                                    $0                        $0        Act/360                          3
   122                                    $0                        $0        Act/360                          4
   123                                    $0                        $0        Act/360                          4
   124                                    $0                        $0        Act/360                          5
   125                               $12,850                        $0        Act/360                          3
   126                                    $0                        $0        Act/360                          4
   127                                    $0                        $0        Act/360                          2
   128                                    $0                        $0        Act/360                          3
   129                                    $0                        $0        Act/360                          4
   130                                    $0                        $0        Act/360                          4
   131                                    $0                        $0        Act/360                          3
   132                                    $0                        $0        Act/360                          4
   133                                    $0                        $0        Act/360                          4
   134                                    $0                        $0        Act/360                          4
   135                                    $0                        $0        Act/360                          3
   136                                    $0                        $0        Act/360                          1
   137                                    $0                        $0        Act/360                          3
   138                                $1,685                  $108,000        Act/360                          3
   139                                    $0                        $0        Act/360                          3
   140                                    $0                        $0        Act/360                          5
   141                                    $0                        $0        Act/360                          4
   142                                    $0                        $0        Act/360                          5
   143                                    $0                        $0        Act/360                          5
   144                                    $0                  $350,171        Act/360                          4
   145                                    $0                        $0        Act/360                          4
   146                                    $0                        $0        Act/360                          4
   147                                    $0                        $0        Act/360                          3
   148                                    $0                        $0        Act/360                          4
   149                                    $0                        $0        Act/360                          4

TOTALS/WEIGHTED AVERAGES:           $337,231                $8,862,732

-----------------------------------------------------------------------------------------------------------
                                PREPAYMENT CODE(20)
MORTGAGE     ---------------------------------------------------------      YM              ADMINISTRATIVE
LOAN NO.           LO      DEF       DEF/YM1      YM1     YM     OPEN   FORMULA(21)           COST RATE(22)
-----------------------------------------------------------------------------------------------------------
     1             28       31                                      1                               12.250
     2             25       94                                      1                                5.250
     3             28       88                                      4                               10.250
     4             28       88                                      4                               10.250
     5             28       88                                      4                               10.250
     6             28       88                                      4                               10.250
     7             28       88                                      4                               10.250
     8             28       88                                      4                               10.250
     9             28       88                                      4                               10.250
    10             35       75                                      7                                3.250
    11             35       75                                      7                                3.250
    12             35       75                                      7                                3.250
    13             25       91                                      4                                6.250
    14             35                              81      2        2        A                       5.250
    15                                            116               4        B                       5.250
    16             29       87                                      4                                6.250
    17             25       91                                      4                                5.250
    18             29       87                                      4                                6.250
    19             35       81                                      4                                3.250
    20             24       92                                      4                               14.250
    21             47                              69               4        C                      14.250
    22             28                     79                       13        D                       6.250
    23             27       29                                      4                                3.250
    24             47       71                                      2                                5.250
    25             24                                     57        3        E                      14.250
    26             35       81                                      4                                3.250
    27             31       37                                      4                                6.250
    28             47       72                                      1                                5.250
    29             39       77                                      4                                5.250
    30             28       88                                      4                                6.250
    31             35       81                                      4                                3.250
    32             26       90                                      4                                6.250
    33             29       87                                      4                                6.250
    34             35      141                                      4                                3.250
    35             35       81                                      4                                7.750
    36             35       81                                      4                                7.750
    37             35       81                                      4                               10.250
    38             35       81                                      4                               10.250
    39             35       81                                      4                               10.250
    40             35       81                                      4                               10.250
    41                                             89               1        F                       5.250
    42             35       81                                      4                                3.250
    43             25      115                                      4                                6.250
    44             34       52                                      4                                3.250
    45             47       72                                      1                                5.250
    46             35       81                                      4                                3.250
    47             35       81                                      4                                4.250
    48             35      117                                      4                                3.250
    49             27       89                                      4                                6.250
    50             47       72                                      1                                5.250
    51             35       78                                      7                                3.250
    52             29                     87                        4        G                       6.250
    53                                            117               3        A                       5.250
    54             35       81                                      4                                3.250
    55             26       90                                      4                                4.250
    56             26       90                                      4                                4.250
    57             69      167                                      4                               14.250
    58             26       90                                      4                                6.250
    59             27      149                                      4                                5.250
    60             35       81                                      4                                3.250
    61             34       82                                      4                                3.250
    62             36                             200               4        H                      14.250
    63             25       94                                      1                                5.250
    64             35       81                                      4                                3.250
    65             28       76                                      4                                6.250
    66             28       88                                      4                                6.250
    67             59                             118               3        C                      14.250
    68             47       72                                      1                                5.250
    69             35      201                                      4                                3.250
    70             31       85                                      4                                6.250
    71             35       81                                      4                                3.250
    72             26       90                                      4                                6.250
    73             60                             117               3        H                      14.250
    74             35       81                                      4                                3.250
    75             40       76                                      4                                5.250
    76             60                              56               4        I                      14.250
    77             84                             155               1        J                      14.250
    78             28       88                                      4                                5.250
    79             35       81                                      4                                3.250
    80             34       82                                      4                                3.250
    81             34       82                                      4                                3.250
    82             35       84                                      1                                5.250
    83             72                              57               3        K                       5.250
    84             35       81                                      4                                3.250
    85             84                              92               4        L                      14.250
    86             35       81                                      4                                3.250
    87             35       81                                      4                                3.250
    88             25       94                                      1                                5.250
    89             25       94                                      1                                5.250
    90             59                              64               3        C                      14.250
    91             32       84                                      4                                5.250
    92             35       81                                      4                                4.250
    93             28       88                                      4                               15.250
    94             26       90                                      4                                6.250
    95             32       84                                      4                                6.250
    96             26       90                                      4                                6.250
    97             35       81                                      4                                4.250
    98             27      209                                      4                                6.250
    99             25       53                                      4                               15.250
   100             28       88                                      4                                6.250
   101             47       72                                      1                                5.250
   102             26       90                                      4                                6.250
   103             35       81                                      4                                4.250
   104             47       72                                      1                                5.250
   105             48       70                                      2                                5.250
   106             26      114                                      4                                5.250
   107             27                     89                        4        G                       6.250
   108             35       81                                      4                                4.250
   109             34       82                                      4                                4.250
   110             47       72                                      1                                5.250
   111             33       83                                      4                                6.250
   112             26       90                                      4                                6.250
   113             35       81                                      4                                4.250
   114             47       72                                      1                                5.250
   115             47       56                                      2                                5.250
   116             47       72                                      1                                5.250
   117             47       72                                      1                                5.250
   118             28       88                                      4                               15.250
   119             47       72                                      1                                5.250
   120             28       88                                      4                                5.250
   121             27       89                                      4                                6.250
   122             35       81                                      4                                7.750
   123             35       81                                      4                                7.750
   124             35       81                                      4                                7.750
   125             27       89                                      4                                6.250
   126             35       81                                      4                                7.750
   127             26       90                                      4                                6.250
   128             35       81                                      4                                7.750
   129             35       81                                      4                                7.750
   130             35       45                                      4                                7.750
   131             34      142                                      4                                7.750
   132             35       81                                      4                                7.750
   133             28       88                                      4                                6.250
   134             35       81                                      4                               10.250
   135             35       81                                      4                               10.250
   136             25       31                                      4                               15.250
   137             35      141                                      4                               10.250
   138             35      141                                      4                               10.250
   139             27       89                                      4                                6.250
   140             35       81                                      4                               10.250
   141             35      141                                      4                               10.250
   142             35       81                                      4                               10.250
   143             35       81                                      4                               10.250
   144             35      141                                      4                               10.250
   145             35      141                                      4                               10.250
   146             35       81                                      4                               10.250
   147             35       81                                      4                               10.250
   148             35       81                                      4                               10.250
   149             35       81                                      4                               10.250

FOOTNOTES TO APPENDIX II

1. "WFB", "PCF", "BSFI", "MSDWMC", and "JHREF" denote Wells Fargo Bank, Principal Commercial Funding, LLC, Bear, Stearns Funding, Inc., Morgan Stanley Dean Witter Mortgage Capital Inc., and John Hancock Real Estate Finance, Inc., respectively, as Sellers.

2. The following loan pool represents cross-collateralized/cross-defaulted properties securing multiple mortgage loans and is designated by identical shading: Mortgage Loan Nos. 3-9, Grand Rapids Portfolio. The following four loan pools represent multiple properties securing a single mortgage loan and are designated by identical shading: Mortgage Loan Nos. 10-12, 35-40, 46 and 47, and 55 and 56 Fair Lakes Portfolio, Michigan MHP Portfolio, Ridgefield Portfolio, and Bon-Ton Portfolio. For the purposes of the statistical information set forth in this Prospectus Supplement as to such cross-collateralized and multiple property mortgage loans, a portion of the aggregate Cut-Off Date Balance has been allocated to each mortgaged property based on respective Appraised Values and/or Underwritable Cash Flows, and the DSCR, Cut-off Date LTV, Balloon LTV and Cut-off Date Balance per Unit/SF are shown on an aggregate basis.

3. In general, for each mortgaged property, "Percent Leased" was determined based on a rent roll or lease verification letter provided by the Borrower. For the hospitality properties, "Percent Leased" was determined based on certain operating statements provided by the Borrower. "Percent Leased as of Date" indicates the date as of which "Percent Leased" was determined based on such information.

4. With respect to Mortgage Loan No. 17, 200 Crossing Boulevard Office Building, there is a ground lease on a portion of the property. However, Borrower has granted Lender its option to purchase the underlying fee interest, which is acknowledged by the Landlord within the ground lease estoppel. Per the ground lease, the purchase price of the fee interest is $10.00

5. The Cut-off Date is May 1, 2001 for any mortgage loan that has a due date on the first day of each month. For purposes of the information contained in this prospectus supplement, the loans are presented as if scheduled payments due in May, 2001 were due on May 1, 2001, not the actual day on which such scheduled payments were due. The mortgage loans generally have a due date on the 1st of the month, except for Mortgage Loan No. 22, 3.2, 3.3, & 3.5 Tech Ridge, which is due on the 2nd of the month, Mortgage Loan No. 49, The Gallery Shopping Center, which is due on the 5th of the month and Mortgage Loan No. 2, 95 Greene Street, which is due on the 10th of the month.

     With respect to Mortgage Loan No. 1, Westin River North, a Principal currently holds mezzanine financing originated December 15, 2000 in the original principal amount of $35,000,000. The loan is secured by Principal's ownership interests in Borrower.

     With respect to Mortgage Loan No. 62, 1725 K Street, N.W., Borrower has a one-time right to obtain additional financing secured by the property upon satisfaction of certain conditions, including that the mortgaged property must have a combined DSCR of 1.40x.

     With respect to Mortgage Loan No. 136, Salisbury Commons, unsecured or mezzanine financing is permitted subject to the following conditions: (1) Lender must be an affiliate of the Borrower; (2) Lender's reasonable permission required for loan secured by Membership Interests, which may be used only for leasing costs, capital expenditures, or restoration of property in the event insurance or condemnation proceeds are less than required to rebuild the improvements; (3) No down-grade letter from Rating Agencies (if required by Lender) required for loan secured by Membership Interests; and (4) Borrower must pay all of Lender's associated reasonable costs.

     With respect to Mortgage Loan Nos. 25, 62, 73, 76, 77, 85, and 136, 499 Seventh Avenue, 1725 K Street, N.W., Kingstowne E, F & G, Village Plaza Shopping Center, Dominick's Grocery Store Property, Bed Bath & Beyond and Salisbury Commons, Borrower is permitted to obtain mezzanine financing.

     With respect to Mortgage Loan Nos. 54 and 114, Boca Design Center and 301 East 66th St., the loans were modified on December 22, 2000 and February 9, 2001, respectively, to document changes in the interest rates and terms of payment.

     With respect to Mortgage Loan No. 92, Mesa Retail Center, the loan was modified on January 25, 2001 to document application of $100,000 escrow to the payment of principal and re-amortization.

     With respect to Mortgage Loan Nos. 10-12 and 108, the Fair Lakes Portfolio and Cascades South Office Building, the loans were modified on February 7, 2001 and December 18, 2000, respectively, to document changes in the principal amounts, interest rates, and terms of payment.

     With respect to Mortgage Loan No. 41, Albion Hotel, the loan was modified on March 14, 2001 to document the severance of the initial note and the creation of two new notes, A and B. The principal indebtedness of $10,000,000 evidenced by Severed Note A and the principal indebtedness of $2,057,079.95 evidenced by the subordinate Severed Note B constitute, in the aggregate, the same principal indebtedness evidenced by the original Note.

     With respect to Mortgage Loan Nos. 3-9, the Grand Rapids Portfolio, a portion of the mortgaged properties may be released after the lockout period upon the satisfaction of certain conditions, including (1) defeasance of an amount equal to 115% of the allocated loan amount for the released property, or (2) defeasance of an amount equal to the loan balance, subject to a minimum DSCR on the remaining properties of at least 1.40x. The release is at Lender's discretion and subject to Rating Agency approval, and subject to certain economic conditions including a minimum DSCR of 1.25x, maximum LTV of 75%, leasing tests and an acceptable lease expiration schedule for the remaining properties. In addition, a new borrower may assume one or more of the loans, outside the cross-collateralized/cross-default structure, provided that underwriting criteria are met, rating agency confirmation is obtained, and holders of non-investment grade securities approve.

     With respect to Mortgage Loan No. 22, 3.2, 3.3, & 3.5 Tech Ridge, a portion of the mortgaged property may be released upon the satisfaction of certain conditions, including (1) the payment of a purchase price equal to 120% of the allocated loan percentage, (2) a minimum DSCR of 1.75x and (3) a maximum LTV of 55%.

     With respect to Mortgage Loan No. 17, 200 Crossing Boulevard Office Building, a debt service reserve related to a tenant free-rent period is in place. Such free-rent period expires on May 31,2001, at which time the reserve will be released to the borrower. With respect to Mortgage Loan No. 78, Midtown Square Shopping Center, a debt service reserve in the amount of one monthly payment is in place, to be used to pay debt service should the borrower miss a debt service payment.

6. The "Original Amort. Term" shown is the basis for determining the fixed monthly principal and interest payment as set forth in the related note. Due to the Actual/360 interest calculation methodology applied to most mortgage loans, the actual amortization to a zero balance for such loans will be longer.

7. With respect to Mortgage Loan Nos. 1, 23, 24, 46-47, 58, and 115, Westin River North, 615 Tasman, 70/100 Inner Belt Road, Ridgefield I & II, Ridgefield III, Trellis Point Apartments and Woodmoor Shopping Center, the disclosed Monthly Payment (IO) is the average monthly payment over any 12-month period, calculated on an Actual/360 basis.

8. The indicated DSCR reflects current scheduled payments as of the Cut-off Date for all mortgage loans.

9. "Largest Tenant" refers to the tenant that represents the greatest percentage of the total square footage at the mortgaged property, "Second Largest Tenant" refers to the tenant that represents the second greatest percentage of the total square footage and "Third Largest Tenant" refers to the tenant that represents the third greatest percentage of the total square footage at the mortgaged property.

10. For "Capital Expenditure Escrow in Place" identified as a "Yes", collections may occur at one time or be ongoing. In certain instances the amount of the escrow may be capped or collected only for certain periods of time the mortgage loan and/or may not be replenished after a release of funds.

11. For "TI/LC Escrow in Place" identified as "Yes" collections may occur at one time or be ongoing. The weighted average percent of mortgaged loans disclosed as having TI/LC cash or letter of credit balances in place considers only mortgage loans on commercial-type properties, excluding multifamily, manufactured housing community, hospitality and self storage mortgage properties.

12. "Springing Escrow Description" indicates the type of escrow required to be funded upon the occurrence of certain future events as outlined in the respective loan documents.

13. "Initial Capital Expenditures Escrow Requirement" indicates the amount or, in certain cases, a letter of credit amount, deposited at loan closing.

14. "Monthly Capital Expenditure Escrow Requirement" indicates the monthly amount designated for Capital Expenditure Escrow in the loan documents for such mortgage loan.

15. "Current Capital Expenditure Escrow Balance" indicates the balance or, in certain cases, a letter of credit amount, in place as of the January 5, 2001 due dates for JHREF- originated mortgage loans, as of the February 15, 2001 for WFB- originated mortgage loans, as of March 1, 2001 for PCF- and MSDWMC- originated mortgage loans, and as of April 20, 2001 for BSFI-originated mortgage loans. In certain cases, the balances include collections for deferred maintenance.

16. "Initial TI/LC Escrow Requirement" indicates the amount or, in certain cases, a letter of credit amount, deposited at loan closing.

17. "Monthly TI/LC Escrow Requirement" indicates the monthly amount designated for the Tenant Improvement and Leasing Commissions Escrow in the loan documents for such mortgage. In certain instances, the amount of the escrow may be capped. With respect to Mortgage Loan No. 20, Hugh O'Neil Building, in addition to the initial TI/LC escrow, a sweep of all net cash flow capped at a total balance of $4,200,000 is in place to address the lease expiration of the property's largest tenant on March 31, 2003. With respect to Mortgage Loan No. 83, Facey Medical Center, the capital expenditures and TI/LC escrows are collected as one combined escrow.

18. "Current TI/LC Escrow Balance" indicates the balance or, in certain cases, a letter of credit amount, in place as of the January 5, 2001 due dates for JHREF- originated mortgage loans, as of February 15, 2001 for WFB-originated mortgage loans, as of March 1, 2001for PCF- and MSDWMC-originated mortgage loans, , and as of April 20, 2001 for BSFI- originated mortgage loans. In certain cases, the balances include collections for deferred maintenance.

19. "Seasoning" represents the number of payments elapsed from the "First Payment Date" to the Cut-off Date.

20. The "Prepayment Code" indicates the number of loan payments from the first Due Date to the stated maturity. "LO" represents the lockout period. "DEF" represents defeasance. "DEF/YMI" represents either defeasance or the greater of yield maintenance and 1%. "YMI" represents the greater of yield maintenance and 1%. "YM" represents yield maintenance. "Open" represents the number of payments, including the maturity date, for which principal prepayments are permitted without payment of a prepayment premium. For each mortgage loan, the number set forth under a category of "Prepayment Code" represents the number of payments in the Original Term to Maturity for which such provision applies. With respect to Mortgage Loan No. 52, Sequoia Commerce Center, voluntary prepayment is allowed at any time with the greater of yield maintenance or a prepayment penalty of 1.0%, and also permits the borrower to defease the loan two years following the date of the issuance of the certificates.

21. Mortgage loans with associated Yield Maintenance Prepayment Premiums are categorized according to unique Yield Maintenance formulas. There are 12 different Yield Maintenance formulas represented by the loans in the subject Mortgage Loan pool. The different formulas are referenced by the letters "A", "B", "C", "D", "E", "F", "G", "H", "I", "J", "K", and "L".
     Exceptions are shown below respective formulas. The 12 formulas are listed beginning on page II-8.

22. The "Administrative Cost Rate" indicated for each mortgage loan will be calculated based on the same interest accrual method applicable to each mortgage loan.

23. Each of the following mortgage loans is structured with a performance holdback or letter of credit ("LOC") subject to achievement of certain release conditions. The release conditions are referenced by numbers 1-15, which are summarized immediately below the table. The amount of the holdback was escrowed, or the letter of credit was established, for each mortgage loan at closing. Although Mortgage Loan Nos. 18, 34, 44, 66, 94, 96, and 102 have certain escrows or LOCs that do not have defined Outside Dates for Release, their loan balances may be required to be prepaid if the associated conditions are not achieved per agreement terms, or upon an event of default. Although generally the mortgage loans prohibit voluntary partial prepayment, the following mortgage loans may require partial prepayments:

                                                                    ESCROWED HOLDBACK OR
  MTG.                                            ESCROW OR LOC       LETTER OF CREDIT     OUTSIDE DATE     PREPAYMENT PREMIUM
LOAN NO.  PROPERTY NAME                        RELEASE CONDITIONS      INITIAL AMOUNT      FOR RELEASE          PROVISIONS
------------------------------------------------------------------------------------------------------------------------------
    3     Grand Rapids - 1451-300 M40                   1                 $1,755,716          6/1/02       Yield Maintenance
    7     Grand Rapids - 7458 Expressway                1                   $220,077          6/1/02       Yield Maintenance
   16     Mansfield Village Apartments                  2                    $75,000          9/1/01       Yield Maintenance
   18     Princeton Plaza Mall                          2                   $229,915          8/1/01       Yield Maintenance
                                                        3                    $75,000           NAP         Yield Maintenance
   34     455 Deguigne                                  4                   $500,000           NAP         Yield Maintenance
   43     Franklin Corporate Center                     5                 $1,808,125          3/1/02       Yield Maintenance
   44     Research Avenue                               6                 $1,250,000           NAP         Yield Maintenance
   52     Sequoia Commerce Center                       2                    $64,188         5/31/02       Yield Maintenance
   66     Rolling Glen Apartments                       2                   $114,000           NAP         Yield Maintenance
   70     TBC Place I                                   7                   $300,000         5/31/01       Yield Maintenance
   94     2200 Building                                 8                   $800,000           NAP         Yield Maintenance
                                                        9                   $700,000           NAP         Yield Maintenance
   96     Peakview Office Park Building A              10                   $500,000           NAP         Yield Maintenance
   98     Magnolia Tyler Center                        11                   $132,500          9/1/01       Yield Maintenance
                                                       12                    $85,000          8/1/01       Yield Maintenance
  102     Clark Brothers Truck Terminal                13                   $200,000           NAP         Yield Maintenance
  107     Pocono Center                          14 - Talbots as            $100,000         6/15/01       Yield Maintenance
                                                     Tenant
                                                14 - Radio Shack             $39,000         6/15/01       Yield Maintenance
                                                    as Tenant
  139     Walgreens Store                              15                    $92,280         6/30/01       Yield Maintenance
                                                       15                    $79,890         6/30/01       Yield Maintenance

     All yield maintenance premiums indicated above are to be paid by the Borrower.

RELEASE CONDITIONS

1 Loans proceeds holdback - Borrower is to collect occupancy and rental payments from tenants that have executed leases for space in the related property. If such conditions are not met by June 1, 2002, the outstanding balance of the escrow will be applied to reduce the outstanding principal balance of the loan, accompanied by the payment of a prepayment premium.

2 Borrower furnishes to Lender written disbursement request, lien waivers, title endorsement, evidence that the work has been completed in accordance with all permits, bonds, licenses, approvals required by law, and a statement from an architect, contractor or engineering consultant to the extent and cost of the repairs. Lender has inspected or waived right to inspection.

3 Borrower furnishes to Lender written disbursement request, a fully executed lease(s) acceptable to Lender and lessee's estoppel certificate evidencing among other things that they are in occupancy, unconditional acceptance of the improvements and the commencement of consecutive monthly rental payments exclusive of any rent deferments for Suite 46 for a term of at least 5 years and rent of $24 per square foot. Borrower will furnish the agreement with the broker/agent and an estoppel certificate(s) for Leasing Commissions.

4 Borrower provided a $500,000 letter of credit that guarantees the performance of SkyStream. Proceeds are put into a Cash Deposit Account and will be returned to Borrower once the loan is paid in full.

5 Borrower furnishes to Lender written disbursement request, lien waivers, title endorsement, evidence that the work has been completed in accordance with all permits, bonds, licenses, approvals required by law, a statement from an architect, contractor or engineering consultant to the extent and cost of the improvements, lessee's estoppel certificate and a certificate of occupancy. Lender has inspected or waived right to inspection.

6 Borrower provided a $1,250,000 letter of credit that guarantees the performance of Elite Group Computer Systems. Letter of credit proceeds are put into a Cash Deposit Account and held as collateral.

7 Borrower furnishes to Lender written disbursement request, lien waivers for completed Micro Medic Improvements, title endorsement, evidence that the work has been completed in accordance with all permits, bonds, licenses, approvals required by law, a contractor's statement, a fully executed lease for Micro Medic having at least a 3 year term and annual rents of $10.50 per square foot and an estoppel from Micro Medic evidencing among other things that they are in occupancy, unconditional acceptance of the improvements and the commencement of consecutive monthly rental payments, and written evidence that the total occupancy of tenants (with no uncured defaults) approved by Lender equals or exceeds 94% of the total net rental area. Lender has inspected or waived right to inspection. Borrower will furnish the agreement with the broker/agent and an estoppel certificate(s) for Leasing Commissions.

8 Tenant provided an $800,000 letter of credit, the proceeds of which have been assigned to Lender, which can be reduced to $400,000 after the tenant has achieved for two consecutive years a $50 million net worth and annual net income of $2 million provided no monetary lease default exists. The letter of credit can be reduced to $200,000 after the tenant has achieved for 2 consecutive years annual net worth exceeds $100 million and $5 million in net income provided no monetary lease default currently exists. The letter of credit can be reduced to $0 if the tenant maintains a BBB-rating or better for one year provided no monetary lease default exists.

9 Tenant provided a $700,000 letter of credit, the proceeds of which have been assigned to Lender, which can be reduced by $70,000 a year each January 1st beginning in 2002.

10 Borrower furnishes to Lender written disbursement request, lien waivers, title endorsement, evidence that the work has been completed in accordance with all permits, bonds, licenses, approvals required by law, a statement from an architect, contractor or engineering consultant to the extent and cost of the improvements, a fully executed lease(s) with lease term(s) extending at least two years beyond the Maturity Date and is acceptable to Lender, lessee's estoppel certificate, a certificate of occupancy and the Lender has determined that the Debt Service Coverage equals or exceeds 1.5x. Lender has inspected or waived right to inspection. Borrower will furnish the agreement with the broker/agent and an estoppel certificate(s) for Leasing Commissions. The letter of credit may be reduced to $300,000 if Clarent has achieved for two consecutive fiscal years a net worth of at least $15 million and at least $20 million from cashflow from operations provided borrower is not in default.

11 Borrower furnishes to Lender written disbursement request from Myers, Houghton & Partners, Inc. indicating that the Seismic Improvements have been satisfactorily completed. Lender has inspected or waived right to such inspection.

12 Borrower furnishes to Lender written disbursement request, lien waivers, title endorsement, evidence that the work has been completed in accordance with all permits, bonds, licenses, approvals required by law, a statement from an architect, contractor or engineering consultant to the extent and cost of the improvements, a fully executed lease(s) acceptable to Lender, lessee's estoppel certificate and a certificate of occupancy. Lender has inspected or waived right to inspection. Borrower will furnish the agreement with the broker/agent and an estoppel certificate(s) for Leasing Commissions. Lender has determined that the total occupancy of the Premises equals or exceeds 93% of the total net rentable area and the annual net underwritten net cash flow from all leases in force shall equal or exceed
     2.25 times annual debt service.

13 When qualifying leases (leases acceptable to Lender providing for not less than $745 monthly per dock door for a term that expires no earlier than March 1, 2013) are in place and Borrower has delivered lessee's certificate from each lessee indicating among other things lessee's unconditional acceptance of the leased space.

14 Borrower furnishes to Lender written disbursement request, lien waivers for completed specified Tenant's Improvements, title endorsement, evidence that the work has been completed in accordance with all permits, bonds, licenses, approvals required by law, a contractor's statement, and an estoppel from the specified Tenant evidencing that they are in occupancy, have accepted the property, paying all rents and have not given notice of termination. Lender has inspected or waived right to inspection.

15 Borrower furnishes to Lender written disbursement request, lien waivers, title endorsement, evidence that the work has been completed in accordance with all permits, bonds, licenses, approvals required by law, a statement from an architect, contractor or engineering consultant to the extent and cost of the improvements, lessee's estoppel certificate and a certificate of occupancy. Lender has inspected or waived right to inspection.

A *Borrower may, provided it has given Lender prior written notice in accordance with the terms of this Note, prepay the unpaid principal balance of this Note in whole, but not in part, by paying, together with the amount to be prepaid:

     A. interest accrued and unpaid on the portion of the principal balance of the Note being prepaid to and including the date of prepayment,

     B. unless prepayment is tendered on the first (1st) day of a calendar month, an amount equal to the interest that would have accrued on the amount being prepaid after the date of prepayment through and including the last day of the calendar month in which the prepayment occurs had the prepayment not been made (which amount shall constitute additional consideration for the prepayment),

     C. all other sums then due under the Note, the Security Instrument, and the Other Security Documents, and

     D. a prepayment consideration (the "Prepayment Consideration") equal to the greater of:

          i. one percent (1%) of the ***principal balance of the Note being prepaid, and

          ii.  the excess, if any, of:

               a) the sum of the present values of all then-scheduled payments of principal and interest under the Note including, but not limited to principal and interest on the Maturity Date (with each such payment discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the "Prepayment Rate" (hereinafter defined)) over

               b)   the principal amount of the Note being prepaid.

     "Prepayment Rate" shall mean the bond equivalent yield (in the secondary market) on the United States Treasury Security that as of the "Prepayment Rate Determination Date" (hereinafter defined) has a remaining term to maturity closest to, but not exceeding, the remaining term to the Maturity Date, as most recently published in the "Treasury Bonds, Notes and Bills"
     section in The Wall Street Journal as of such Prepayment Rate Determination Date. If more than one (1) issue of the United States Treasury Securities has the remaining term to the Maturity Date referred to above, the Prepayment Rate shall be the yield on the United States Treasury Security most recently issued as of the Prepayment Rate Determination Date. The rate so published shall control absent manifest error.

     "Prepayment Rate Determination Date" shall mean the date which is five (5) Business Days (hereinafter defined) prior to the scheduled prepayment date. As used herein, the term "Business Day" shall mean any day other than Saturday, Sunday, or any other day on which banks are required or authorized to close in New York, New York.

     Lender shall notify Borrower of the amount and basis of determination of the required prepayment consideration. If the publication of the Prepayment Rate in the Wall Street Journal is discontinued, Lender shall determine the Prepayment Rate on the basis of "Statistical Release H.15 (519), Selected Interest Rates," or any successor publication, published by the Board of Governors of the Federal Reserve System, or on the basis of such other publication or statistical guide as Lender may reasonably select.

     Borrower's right to prepay any portion of the principal balance of the Note shall be subject to:

     A. Borrower's submission of a notice to Lender setting forth the amount to be prepaid and the projected date of prepayment, which date shall be no less than thirty (30) or more than sixty (60) days from the date of such notice, and

     B. Borrower's actual payment to Lender of the amount to be prepaid as set forth in such notice on the projected date set forth in such notice or any day following such projected date occurring in the same calendar month as such projected date.

     ****Upon not less than thirty (30) and not more than sixty (60) days prior written notice, Borrower shall have the right to prepay during the two (2) months preceding the Maturity Date the principal balance of the Note, in whole but not in part, together with:

     A. any accrued interest or other sums due hereunder or under the Security Instrument or Other Security Documents, and

     B. unless prepayment is tendered on the first day of a calendar month, an amount equal to the interest that would have accrued on the amount being prepaid after the date of prepayment through and including the last day of the calendar month in which such prepayment occurs had the prepayment not been made (which amount shall constitute additional consideration for the prepayment), but without prepayment penalty or other consideration.

--------------------------------------------------------------------------------

* With respect to Mortgage Loan No. 14, 116 John Street, add "Borrower shall not have the right or privilege to prepay all or any portion of the unpaid principal balance of this Note until after the third (3rd) anniversary of the "Month-End Date"**. After the third (3rd) anniversary of the Month End Date,".

**   "Month-End Date" is defined as the last day of the month of the Note Date.

*** With respect to Mortgage Loan No. 14, 116 John Street, add "then current unpaid".

**** With respect to Mortgage Loan No. 14, 116 John Street, substitute the following paragraph "Notwithstanding anything described above to the contrary, provided that, Borrower has otherwise complied with the requirements described above, Borrower shall have the right to prepay the then current unpaid principal balance of the Note in whole, during the last two (2) months preceding the last month of the Loan, provided that such prepayment by Borrower is accompanied by an amount equal to the excess of:

     i) the sum of the present values of a series of payments payable at the times and in the amounts equal to the payments of principal and interest (including, but not limited to the principal and interest payable on the Maturity Date) which would have been scheduled to be payable after the date of such tender under the Note had the Note not been accelerated, with each such payment discounted to its present value at the date of such tender at the rate which, when compounded monthly is equivalent to the Prepayment Rate over

     ii)  the then principal amount of the Note.

     Additionally, Borrower shall have the right to prepay the then current unpaid principal balance of the Note in whole, during the last one (1) month of the Loan without any penalty of premium whatsoever. Any prepayment not made on the first (1st) day of the month shall be accompanied with a payment of all interest scheduled to accrue on the prepaid amount during the last month of the Loan term.

--------------------------------------------------------------------------------

B After March 19, 1996 and upon giving the holder hereof sixty (60) days prior written notice, the Maker may prepay the entire unpaid principal balance of the Note on the business day before a scheduled monthly payment date by paying, in addition to the entire unpaid principal balance, accrued interest, and any other sums due the holder hereof at the time of prepayment, a prepayment premium equal to the greater of:

     A)   one percent (1%) of the then outstanding principal balance, or

     B)   the product obtained by multiplying:

          i) the difference obtained by subtracting from the interest rate on this Note the yield rate on the 6.375% U.S. Treasury Security due August, 2002 (the "Yield Rate"), as the Yield Rate is reported in the Wall Street Journal on the fifth business day preceding the date notice of prepayment is given the holder hereof,

          ii) the present value factor calculated using the "Yield Maintenance Formula," as described below, and

          iii) the entire unpaid principal balance of the Note at the time of prepayment.

                                        1-(1+r)-n
     The Yield Maintenance Formula is:  ---------
                                            r

     where  r = the Yield Rate, and
            n = the number of years, and any fraction thereof remaining between the prepayment date and the expiration of the term of this Note.

     In the event that no Yield Rate is published on the U.S. Treasury Security described above, then the nearest equivalent Treasury Security shall be selected at the sole discretion of the holder hereof. If the publication of such yield rates in the Wall Street Journal is discontinued, the holder hereof shall select a security with a comparable rate and term to the U.S. Treasury Security described in section (B)(i) above.

     Subsequent to September 1, 2005, the Loan may be prepaid as above stated without payment of a premium.

C Except as provided below, Maker may not prepay the loan in whole or in part.

     A. On or after the end of the fifth (5th) Loan Year* (as hereinafter defined), on any scheduled payment date and subject to giving Payee not less than thirty (30) nor more than ninety (90) days' prior written notice specifying the scheduled payment date on which prepayment is to be made (the "Prepayment Date"), Maker may prepay the entire principal amount together with any and all accrued interest and other sums due under the loan documents, and subject to the payment of prepayment premium equal to the greater of:

          i) one percent (1%) of the principal balance of the Note immediately prior to such prepayment, or

          ii)  the positive amount, if any, equal to:

               a) the sum of the present values of all scheduled payments due under the Note from the Prepayment Date to and including the Maturity Date, minus

               b) the principal balance of the Note immediately prior to such prepayment.

     All present values shall be calculated as of the Prepayment Date, using a discount rate, compounded monthly, equal to the yield rate, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the Maturity Date of the Note as established in the Wall Street Journal or other business publication of general circulation five (5) business days before the Prepayment Date.

     In the event that the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Payee's reasonable determination, and used to calculate the prepayment premium.

     If any notice of prepayment is given, the principal balance of the loan and the other sums required pursuant to the information above shall be due and payable on the Prepayment Date, unless Maker provides written notice to payee that it is revoking said prepayment notice no later than five (5) business days prior to the Prepayment Date.***

     "Loan Year" is defined as any twelve month period commencing with the date on which the first monthly installment is due or any anniversary thereof.

     Provided no default exists under the loan documents ****, the above premium shall not be applicable to a prepayment resulting from Payee's election to require insurance loss proceeds or condemnation awards to be applied to a payment of principal.*****

******The loan will be open to prepayment without premium during the last ninety
(90)** days of the term of the loan*******

*         With respect to Mortgage Loan No. 21, Bel-Air Apartments, the fourth
          (4th) Loan Year

** With respect to Mortgage Loan No. 21, Bel-Air Apartments, one hundred twenty (120) days

*** With respect to Mortgage Loan No. 21, Bel-Air Apartments, add the paragraph "In addition, the Maker may, on or after the end of the fourth (4th) Loan Year, partially prepay the Note as set forth in section 9(i) of the Mortgage subject to giving Payee the same written notice of the Prepayment Date as set forth above and subject to the payment of a prepayment premium calculated in the manner set forth above, but calculated upon and allocated to the applicable Partial Release Amount being prepaid under such Section 9(i) of the Mortgage."

**** With respect to Mortgage Loan No. 21, Bel-Air Apartments, add "which continues beyond any applicable notice and grace period,"

***** With respect to Mortgage Loan No. 21, Bel-Air Apartments, add "even though such prepayment is made prior to the 4th Loan Year."

****** With respect to Mortgage Loan No. 21, Bel-Air Apartments, add "Notwithstanding anything contained in this section,"

******* With respect to Mortgage Loan No. 21, Bel-Air Apartments,, add "provided that the Borrower provides the appropriate notice as indicated above."

D   I.   Borrower shall not have the right or privilege to prepay all or any portion of the unpaid principal balance of the Note without penalty or premium until the date which is twelve (12) months prior to the Maturity Date. From and after such date, provided no event of Default has occurred and is continuing, the principal balance of the Note may be prepaid, in whole but not in part, without penalty or premium upon:

          A) not less than fifteen (15) days prior written notice to Lender specifying the date on which prepayment is to be made, which prepayment must occur no earlier than the first (1st) day of the month and not later than the fifth (5th) day of the month; provided however, in the event Borrower pays to Lender all interest that would accrue for the entire installment period in which prepayment occurs and Borrower has otherwise complied with the terms and conditions described above, then Borrower may prepay the Note on any day of that certain installment period,

          B) payment of all accrued and unpaid interest on the outstanding principal balance of the Note to and including the date on which the prepayment is made, and

          C) payment of all other indebtedness then due under the loan documents.

          Lender shall not be obligated to accept any prepayment of the principal balance of the Note unless it is accompanied by all sums due in connection therewith.

     II. In addition to the loan prepayment rights set forth in Section I above, on or within five (5) days of any monthly payment due date after the "Lockout Date," which is described below, but prior to the date which is twelve (12) months prior to the Maturity Date, Borrower may prepay the loan, upon thirty (30) days' prior written notice to the Lender, in full, but not in part, by paying all principal and interest to the date of prepayment, along with all other indebtedness due, and (subject to the provisions in the Mortgage regarding the disposition of casualty and condemnation proceeds) upon the payment of a "Make Whole Premium," which is defined below.

          "Lockout Date" is defined as the earlier of:

          A) the date which is two (2) years after the date of the securitization transaction, or

          B) the date which is four (4) years after the date of the first principal and interest payment under the Note.

          "Make Whole Premium" is equal to the lesser of:

          A) the maximum amount which is allowable under applicable law limiting the amount of interest which may be contracted for, charged or received, after considering all other amounts constituting or deemed to constitute interest, and

          B)   the greater of:

               i) one percent (1%) of the outstanding principal amount of the loan, or

               ii)  a premium calculated as provided below:

                    a) Determine the "Reinvestment Yield." The Reinvestment Yield will be equal to the yield on the U.S. Treasury Issue (the "Primary Issue") published one (1) week prior to the date of prepayment and converted to an equivalent monthly compounded nominal yield. In the event there is no market activity involving the Primary Issue at the time of prepayment, the Lender shall choose a comparable Treasury Bond, Note, or Bill (the "Secondary Issue") which the Lender reasonably deems to be similar to the Primary Issue's characteristics (i.e., rate, remaining time to maturity, yield). At the time of the Note, there was not a U.S. Treasury Issue for this prepayment period. At the time of prepayment, the Lender shall select in its sole and reasonable discretion a U.S. Treasury Issue with similar remaining time to maturity as this Note.

                    b) Calculate the "Present Value of the Loan." The Present Value of the Loan is the present value of the payments to be made in accordance with the Note (all installment payments and any remaining payment due on the Maturity
                         Date) discounted at the Reinvestment Yield for the number months remaining from the date of prepayment to the Maturity Date.

                    c) Subtract the amount of prepaid proceeds from the Present Value of the Loan as of the date of prepayment. Any resulting positive differential shall be the premium.

E On any installment payment date on or after February 1, 2000, upon not less than thirty (30) nor more than ninety (90) days' prior written notice to Payee, Maker may, at its option, prepay the entire (but not less than the entire) aggregate principal amount of the Note and all other Notes held by Payee and secured by the Mortgage (the Note and all other Notes being referred to hereinafter collectively as the "Note"), at the principal amount so prepaid, together with unpaid interest on the Note accrued to the date fixed for such prepayment, plus a premium equal to the product obtained by multiplying:

     A) the difference obtained by subtracting from 7.381% the yield rate on publicly traded United States Treasury Securities having the closest matching maturity date to the maturity date of the Note, as such yield rate is reported in the Wall Street Journal or similar business publication of general circulation on the fifth (5th) business day preceding the prepayment date or, if no yield rate on publicly traded United States Treasury Securities is obtainable, at the yield rate of the issue most closely equivalent to such United States Treasury Securities, as determined by Payee in its reasonable discretion,

     B) the number of years and fraction thereof remaining between the prepayment date and the scheduled maturity date of the Note, and

     C)   the amount of the then outstanding principal balance of the Note.

     The entire unpaid and outstanding aggregate principal amount of the Note shall mature and become due and payable on the date fixed for prepayment, together with the applicable premium and interest accrued and unpaid on such date and together with such other sums due under the Mortgage and all other documents evidencing or securing the Note or otherwise pertaining thereto.

     In addition, during the final sixty (60) days before maturity of the Note upon not less than thirty (30) days' prior written notice, Maker shall prepay the entire (but not less than the entire) aggregate principal balance of this Note at the time outstanding, at the principal amount so prepaid, together with unpaid interest on this Note accrued to the date fixed for such prepayment and together with other sums due under the Mortgage and all other documents evidencing or securing the Note or otherwise pertaining thereto, without premium, unless Payee has accelerated following an Event of Default.

F Maker expressly waives any right to prepay the loan, in whole or in part, except as hereinafter provided.

     Maker may, provided it has given Lender prior written notice in accordance with the terms of this Note, prepay the unpaid principal balance of this
     Note in whole, but not in part prior to the Anticipated Repayment Date (an on or after the Anticipated Repayment Date, in whole or in part, in $100,000 increments only) by paying, together with the amount to be prepaid:

     A. interest accrued and unpaid on the portion of the principal balance of this Note being prepaid to and including the date of prepayment,

     B. unless prepayment is tendered on the first day of a calendar month, an amount equal to the interest that would have accrued on the amount being prepaid after the date of prepayment through and including the last day of the calendar month in which the prepayment occurs had the prepayment not been made (which amount shall constitute additional consideration for the prepayment),

     C. all other sums then due under the Note, the Mortgage, and the other loan documents, and

     D. a prepayment consideration (the "Yield Maintenance Premium") equal to the greater of:

          i. one percent (1%) of the principal balance of the Note being prepaid, and

          ii.  the excess, if any, of:

               a) the sum of the present values of all then-scheduled payments of principal and interest under the Note including, but not limited to principal and interest on the Maturity Date (with each such payment discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the "Prepayment Rate" (hereinafter defined)) over

               b)   the principal balance of the Note being prepaid.

     "Prepayment Rate" is defined as the bond equivalent yield (in the secondary market) on the United States Treasury Security that as of the "Prepayment Rate Determination Date" (hereinafter defined) has a remaining term to maturity closest to, but not exceeding, the remaining term to the Maturity Date, as most recently published in the "Treasury Bonds, Notes and Bills"
     section in The Wall Street Journal as of such Prepayment Rate Determination Date. If more than one issue of the United States Treasury Securities has the remaining term to the Maturity Date referred to above, the Prepayment Rate shall be the yield on the United States Treasury Security most recently issued as of the Prepayment Rate Determination Date. The rate so published shall control absent manifest error.

     "Prepayment Rate Determination Date" shall mean the date which is five (5) business days prior to the scheduled prepayment date.

     Lender shall notify Maker of the amount and basis of determination of the required Yield Maintenance Premium. If the publication of the Prepayment Rate in the Wall Street Journal is discontinued, Lender shall determine the Prepayment Rate on the basis of "Statistical Release H.15 (519), Selected Interest Rates," or any successor publication, published by the Board of Governors of the Federal Reserve System, or on the basis of such other publication or statistical guide as Lender may reasonably select.

     Maker's right to prepay any portion of the principal balance of the Note shall be subject to:

     A. Maker's submission of a notice to Lender setting forth the amount to be prepaid and the projected date of prepayment, which date shall be no less than thirty (30) or more than sixty (60) days from the date of such notice, and

     B. Maker's actual payment to Lender of the amount to be prepaid as set forth in such notice on the projected date set forth in such notice or any day following such projected date occurring in the same calendar month as such projected date.

G   I.    Borrower shall not have the right or privilege to prepay all or any portion of the unpaid principal balance of the Note until the date which is three (3) months prior to the Maturity Date. From and after such date, provided no event of default has occurred and is continuing, the principal balance of the Note may be prepaid, in whole but not in part, upon:

          A) not less than fifteen (15) days prior written notice to Lender specifying the scheduled payment date on which prepayment is to be made, which prepayment must occur on any monthly payment due date under the Note,

          B) payment of all accrued and unpaid interest on the outstanding principal balance of the Note to and including the date on which the prepayment is to be made, and

          C) payment of all other indebtedness then due under the loan documents.

          Lender shall not be obligated to accept any prepayment of the principal balance of the Note unless it is accompanied by all sums due in connection therewith.

     II. In addition to the loan prepayment rights set forth in Section I. above, on any monthly payment due date after the Lockout Date (defined below) but prior to the date which is three (3) months prior to the Maturity Date*, Borrower may prepay the loan, upon thirty (30) days' prior written notice to the Lender, in full, but not in part, by paying all principal and interest to the date of prepayment, along with all other indebtedness then due, and (subject to the provisions in the Mortgage regarding the disposition of casualty and condemnation proceeds) upon the payment of a "Make Whole Premium," which is defined below.

          The Make Whole Premium is equal to the greater of:

          A)   one percent (1%) of the principal amount to be prepaid, or

          B)   a premium calculated as provided below:

               i) Determine the "Reinvestment Yield." The Reinvestment Yield will be equal to the yield on the U.S. Treasury Issue (the "Primary Issue") published one (1) week prior to the date of prepayment and converted to an equivalent monthly compounded nominal yield. In the event there is no market activity involving the Primary Issue at the time of prepayment, the Lender shall choose a comparable Treasury Bond, Note, or Bill (the "Secondary Issue") which the Lender reasonably deems to be similar to the Primary Issue's characteristics (i.e., rate, remaining time to maturity, yield).**

               ii) Calculate the "Present Value of the Loan." The Present Value of the Loan is the present value of the payments to be made in accordance with the Note (all installment payments and any remaining payment due on the Maturity Date) discounted at the Reinvestment Yield for the number months remaining from the date of prepayment to the Maturity Date.

               iii) Subtract the amount of prepaid proceeds from the Present
                    Value of the Loan as of the date of prepayment. Any resulting positive differential shall be the premium.


          "Lockout Date" is defined as the earlier of:

          A) the date which is two (2) years after the date of the securitization transaction, or

          B) the date which is four (4) years after the date of the first principal and interest payment under the Note.

--------------------------------------------------------------------------------
* With respect to Mortgage Loan No. 52, Sequoia Commerce Center, substitute the phrase "on any monthly payment due date after the Lockout date but prior to the date which is three (3) months prior to the Maturity Date" with the phrase "on any monthly payment due date prior to the date which is three (3) months prior to the Maturity Date".

** With respect to Mortgage Loan No. 52, Sequoia Commerce Center, add the following 2 sentences: "At the time of the Note, there was not a U.S. Treasury Issue for this prepayment period. At the time of prepayment, the Lender shall select in its sole and absolute discretion a U.S. Treasury Issue with similar remaining time to maturity as this Note."
--------------------------------------------------------------------------------

H Beginning in the sixth (6th)* Loan Year (as hereinafter defined) and thereafter, the Maker shall have the right and privilege of prepaying the full balance of principal then owing hereunder and accrued interest thereon, together with all other amounts then owing under the loan documents, on any date subject to giving not less than thirty (30) nor more than ninety (90) days prior irrevocable written notice to the Noteholder and payment of a fee (the "Prepayment Fee") equal to the greater of:

     A) One percent (1%) of the then outstanding principal balance of the Note, and

     B)   The product obtained by multiplying:

          i)   the then outstanding principal balance of the Note,

          ii) the rate representing the difference by which 7.2059%** exceeds the yield rate on publicly traded U.S. Treasury Securities having the closest matching maturity date to the Maturity Date (and if there be more than one such obligation, then the average of such yield rates), as such yield rate is reported in the Wall Street Journal five (5) business days prior to the date of said payment (or if not so reported then as reported in another business publication of general circulation selected by the Noteholder in its sole discretion, or if such yield rate is not obtainable, then the nearest equivalent rate, issue, or index as selected by the Noteholder in its reasonable discretion), and

          iii) one-twelfth (1/12) of the number of monthly payments remaining until the Maturity Date

     No prepayment shall be permitted prior to the beginning of the sixth (6th)* Loan Year and no partial prepayment shall be permitted at any time. Notwithstanding anything to the contrary contained above,*** the Maker may prepay the Note in full without payment of a fee on any date during the last ninety (90)**** days of the term of this Note.

     "Loan Year" is defined as the twelve (12) month period commencing with the date on which the first monthly payment of principal and/or interest is due hereunder and each twelve (12) month period thereafter.

--------------------------------------------------------------------------------
* With respect to Mortgage Loan No. 62, 1725 K Street, N.W., the fourth (4th) Loan Year

**   With respect to Mortgage Loan No. 62, 1725 K Street, N.W., 8.6518%

*** With respect to Mortgage Loan No. 62, 1725 K Street, N.W., add the phrase "subject to giving not less than thirty (30) nor more than ninety (90) days prior written notice to the Noteholder of Maker's intent to prepay the full balance of principal then owing hereunder, accrued interest thereon and all other amounts then owing under the loan documents,"

**** With respect to Mortgage Loan No. 62, 1725 K Street, N.W., one hundred twenty (120) days
--------------------------------------------------------------------------------

I   II.  Prepayment of Principal.

         The principal owing under the Note may not be prepaid in whole or in part, except that on or after December 1, 2001, and subject to giving the holder not less than thirty (30) nor more than ninety (90) days' prior written notice, the principal amount, together with any and all accrued interest and other sums due under the Note or any Security Document may be prepaid, subject to the payment of a prepayment premium equal to the greater of:

         A)   one percent (1%) of the then outstanding principal balance, or

         B)   the sum obtained by multiplying:

              i)   the then outstanding principal balance,

              ii) an annual rate of interest equal to the difference obtained by subtracting the yield rate on publicly traded United States Treasury Securities (as published in The Wall Street Journal or other business publication of general circulation five (5) business days prior to the date of said payment) having the closest matching maturity date to the Stated Maturity Date of the Note from the interest rate of the Note adjusted to its semi-annual equivalent rate (8.782%).

              Times

              iii) the number of scheduled monthly payments remaining under the term of the Note divided by twelve (12).

         B. Notwithstanding anything contained in the foregoing provisions relating to the prepayment of amounts owing under the Note, the principal balance owing hereunder, together with all accrued interest and other sums due under the Note or any Security Document, will be open to prepayment without prepayment premium during the last ninety (90) days prior to the Stated Maturity Date of the Note provided the appropriate notice is given as indicated above.

J The Maker reserves the privilege to prepay the entire balance of principal and all accrued interest on any monthly installment due date on or after May 1, 2003, conditioned upon:

     A. Maker giving not less than thirty (30) days' nor more than ninety (90) days' prior written notice to the holder hereof of Maker's intention to prepay, and

     B. payment by Maker to the holder hereof of a "Yield Maintenance Premium" which is an amount of money equal to the greater of:

          i. one percent (1%) of the principal balance of the Promissory Note, and

          ii.  the positive amount, if any, equal to:

               a) the sum of the present values of all scheduled payments due under the Promissory Note from the date of prepayment to and including the Maturity Date, minus

               b)   the principal balance of the Promissory Note.

          All present values shall be calculated as of the date of prepayment, using a discount rate, compounded monthly, equal to the yield rate, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the Maturity Date hereunder as established in the Wall Street Journal or other business publication of general circulation five (5) business days prior to the date of prepayment.

     Maker acknowledges that no partial prepayment shall be allowed. The Yield Maintenance Premium shall never be less than one percent (1%) of the amount of principal prepaid.

K The Note may not be prepaid in whole or in part during the first six (6) years of the loan term. The Note may be prepaid in full but not in part at any time after the expiration of the sixth (6th) year of the loan term, provided that any such prepayment shall be:

     A) accompanied by all accrued and unpaid interest and all fees and costs due from Maker to holder,

     B) made only upon holder's receipt of at least thirty (30) days' prior written notice of Maker's election to prepay, and

     C)   accompanied by the greater of:

          i) one percent (1%) of the outstanding Principal Amount as of the date of prepayment or

          ii)  the "Yield Maintenance Amount," which is defined below.

     The loan may be prepaid without payment of a Yield Maintenance Amount or the fee set forth above in clause (C)(i) during the last ninety (90) days of the loan term.

     "Yield Maintenance Amount"    means an amount, never less than zero, equal
                                   to the present value of a series of "Monthly
                                   Amounts", assumed to be paid at the end of each month remaining from the date of prepayment through the Maturity Date, discounted at the "U.S. Securities Rate"

     "Monthly Amount"              means the:

                                   i)   Contract Rate (7.390%)

                                   Minus

                                   ii) The yield ("U.S. Securities Rate") as of the date of such prepayment, as published by the Federal Reserve System in its "Statistical Release H.15(519), Selected Interest Rates" under the caption "U.S. Government
                                        Securities/Treasury Constant
                                        Maturities", for a U.S. Government
                                        Security with a term equal to that
                                        remaining on this Note on the date of
                                        such prepayment (which term may be
                                        obtained by interpolating between the
                                        yields published for specific whole
                                        years),

                                   divided by twelve (12) and the quotient
                                   thereof then multiplied by

                                   iii) the amount prepaid on the date of such
                                        prepayment.

     All percentages shall be rounded to the nearest one hundred thousandth percent and dollar amounts to the nearest whole dollar. Maker acknowledges and agrees that any prepayment of this Note by virtue of the occurrence of an Event of Default, whether such prepayment is before or after the sixth
     (6th) year of the loan term, shall be deemed a voluntary prepayment for purposes of determining the applicability of the Yield Maintenance Amount.

L The indebtedness evidenced by the Note may not be prepaid in whole or in part prior to February 1, 2004. Thereafter, the Note may be prepaid in whole, but not in part, provided that:

     A)   no event of default which has not been cured has occurred,

     B) the Maker provides the Holder no less than thirty (30) days nor more than ninety (90) days prior written notice of its intent to prepay, which notice specifies the exact date of prepayment (the "Prepayment Date"),

     C)   the Maker pays the following on the Prepayment Date:

          i)   the outstanding principal balance,

          ii)  accrued interest,

          iii) a prepayment premium equal to the greater of:

               a) one percent (1%) of the then outstanding principal balance, or

               b)   the sum obtained by multiplying:

                    (x)  the then outstanding principal balance,

                    (y) the number of years and fraction thereof remaining between the Prepayment Date and the Maturity Date, and

                    (z) an annual rate of interest equal to the difference obtained by subtracting the yield rate on publicly traded United States Treasury Securities due on or about the Maturity Date (as such yield rate is reported in The Wall Street Journal or other similar business publications of general circulation on the fifth (5) day preceding such Prepayment Date) from the Mortgage Loan Interest Rate adjusted to its semiannual equivalent rate of 8.393%, however, in the event that the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, in the Holder's reasonable determination, and used to calculate the foregoing prepayment premium, and

     D) other sums due under the Note or any other instrument securing the loan.

     Notwithstanding the foregoing, the Note may be prepaid in whole, but not in part, without premium, during the period commencing ninety (90) days prior to the Maturity Date through the Maturity Date, provided that:

     A)   an event of default has not occurred hereunder,

     B) The Maker provides the Holder not less than thirty (30) days nor more than ninety (90) days prior written notice of its intent to prepay, which notice specifies the Prepayment Date, and

     C)   The Maker pays on the Prepayment Date:

          i)   the outstanding principal balance,

          ii)  accrued interest, and

     other sums due under the Note or any other instrument securing the loan.